UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

                (Address of principal executive offices)                 (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant’s telephone number, including area code:            800-846-7526

Date of fiscal year end:  9/30

Date of reporting period: 9/30/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

THE TIMOTHY PLAN.

ANNUAL REPORT

September 30, 2014

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Emerging Markets

CLASS	TICKER	CUSIP
A	TPEMX	887432540
C	TPECX	887432532
I	TIEMX	887432391

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

Letter from the President

September 30, 2014

Arthur D. Ally

Dear Fellow Shareholder,

As you review the important information that each of our sub-advisors have provided on the following pages, I hope you will share my satisfaction with how all of our funds have performed for our past fiscal year (10-1-13 thru 9-30-14). Of course, as you are no doubt aware, past performance does not guarantee future results.

However as I report each year, although we cannot guarantee, or even predict, future performance, I continue to believe that all of our sub-advisors are among the best in the industry. Additionally, each one continues to honor our policy of investing in strict conformity with our screening restrictions and with conservation of capital a foremost consideration.

Please find each of our sub-advisor’s annual review letters in the pages that follow. Each one discusses their respective Fund’s past performance, the reasons behind that performance, and their economic outlook for the next fiscal year.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Letter from the Manager

September 30, 2014

Aggressive Growth Fund

The Aggressive Growth Fund Class A advanced 8.2% over the 12 months ending September 30, 2014. This compares to +14.4% for the Russell MidCap Growth Index and +8.1% for the Russell 2500 Growth Index for the same period.

The upward march of the equity markets has been quite remarkable not only for its magnitude, but also for the absence of significant corrections during the climb. Except for the reverberations from the “polar vortex” of last winter, economic growth has accelerated from the “new-normal” +/- 2% to now averaging around +3% (GDP). This step-up in growth, accompanied by unusually-low inflation and contained interest rates, has provided for the “goldilocks” environment that has buoyed stocks. The market has also taken the end of Q.E. in stride and is preparing for the Fed to start raising rates in mid/later 2015. Europe continues to provide angst, as some countries teeter on the verge of recession, and deflation looms as a risk. Between this and China “hard-landing” fears, the U.S. stands out as relatively stable. Corporate profits are strong and balance sheets have rarely been in better shape. Volatility in energy markets and the normalization of interest rates could well provide the script for the year to come.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing small and mid-cap growth investments, although we have increased our turnover around market rallies and pullbacks. Our commitment to identifying quality investments at a time of unprecedented challenges is unaltered and should be rewarded as leading companies gain market share, protect margins, and manage ample capital for shareholder benefit over time.

Chartwell Investment Partners, Inc.

Fund Performance - (Unaudited)

September 30, 2014

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	2.31%	15.35%	7.13%
Russell Mid-Cap Growth Index	14.43%	17.12%	10.24%
Timothy Aggressive Growth Fund - Class C *	6.50%	15.75%	6.96%
Russell Mid-Cap Growth Index	14.43%	17.12%	10.24%
Timothy Aggressive Growth Fund - Class I	8.43%	N/A	8.65%	(a)
Russell Mid-Cap Growth Index	14.43%	17.12%	13.30%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.
*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2004 and held through September 30, 2014. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

International Fund

The Fund performed well during a difficult period. Weakening economic conditions in Europe and Japan together with increased geopolitical risks induced episodes of sharp swings in equity prices and volatility during this period.

Japan’s consumption tax increase in April led to a sharp decline in economic conditions in the country that proved too difficult to overcome. With a surprise announcement to hold snap elections, PM Shinzo Abe appears to be focused on gaining momentum to delay the next round of tax increases. A sharp acceleration in the expansion of Japan’s quantitative easing that includes buying equity ETFs and REITs led to another sharp depreciation of the Yen against most major currencies. While Japan’s economy failed to gain any momentum, the UK continued to perform well while the Eurozone decelerated throughout the year. With Eurozone inflation at dangerously low levels, economic growth decelerating, and a lack of bank lending, the European Central Bank maintained the foot on the accelerator with new monetary stimulus. With the US ending its QE program while Japan and the Eurozone expand theirs, the US dollar is likely to stay stronger for longer versus these currencies leading to some positive tailwinds for exporters from the Eurozone and Japan.

The good relative performance of the Fund during this period was mostly on the back of very good stock selection but sector allocation was also positive. An underweight to the Materials sector added the most from sector allocation as commodity prices declined markedly during the period on the back of a strong dollar, weaker Chinese demand, and supply increases. The soft commodity prices, the Russian incursion into Ukraine and subsequent Western sanctions as well as mismanagement of Brazil’s economy led to underperformance of the Fund’s positions in the emerging markets. Although, strong stock selection in the Health Care, Consumer Discretionary, IT, Consumer Staples, and Industrials sectors more than offset those headwinds. Of note was the Fund’s overweight to the global auto parts sector at a time of consolidation, margin improvement, and improving auto sales as both Valeo (France) and Magna (Canada) performed well. Other positive areas included good stock selection in Japanese IT with Fujifilm and Hitachi performing well in addition to Health Care where the Fund’s European holdings benefitted from M&A activity in the sector. The best country performance for the Fund relative to the benchmark was in the UK, France, and Canada.

We remain constructive on the attractive valuations of international equities relative to US equities. With the US slowly taking away the QE punch bowl while the Eurozone and Japan add to theirs, volatility is likely to remain for global equities, interest rates, and currencies on the back of uncertain monetary conditions. We are positive on international equities and believe companies outside the US have an opportunity to begin a margin upgrade cycle over the next few years that should benefit equity prices.

Eagle Global Advisors, LLC

Fund Performance - (Unaudited)

September 30, 2014

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy International Fund - Class A (With Sales Charge)	(0.99)%	3.89%	(1.01)%	(a)
MSCI EAFE Index	1.53%	3.52%	(2.56)%	(a)
Timothy International Fund - Class C *	2.87%	4.29%	(1.03)%	(a)
MSCI EAFE Index	1.53%	3.52%	(2.56)%	(a)
Timothy International Fund - Class I	4.85%	N/A	6.15%	(b)
MSCI EAFE Index	1.53%	3.52%	5.12%	(b)

(a)	For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2014. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Large/Mid Cap Growth Fund

The Large/Mid Cap Growth Fund Class A advanced 14.7% over the last 12 months ending September 30, 2014, while the return of the benchmark, the Russell 1000 Growth Index, was up 19.2% for the same period.

The upward march of the equity markets has been quite remarkable not only for its magnitude, but also for the absence of significant corrections during the climb. Except for the reverberations from the “polar vortex” of last winter, economic growth has accelerated from the “new-normal” +/- 2% to now averaging around +3% (GDP). This step-up in growth, accompanied by unusually-low inflation and contained interest rates, has provided for the “goldilocks” environment that has buoyed stocks. The market has also taken the end of Q.E. in stride and is preparing for the Fed to start raising rates in mid/later 2015. Europe continues to provide angst, as some countries teeter on the verge of recession, and deflation looms as a risk. Between this and China “hard-landing” fears, the U.S. stands out as relatively stable. Corporate profits are strong and balance sheets have rarely been in better shape. Volatility in energy markets and the normalization of interest rates could well provide the script for the year to come.

For the portfolio, there has been no change to our time-tested, bottom up fundamental approach to managing large and mid-cap growth investments, although we have increased our turnover around market rallies and pullbacks. Our commitment to identifying quality investments at a time of unprecedented challenges is unaltered and should be rewarded as leading companies gain market share, protect margins, and manage ample capital for shareholder benefit over time.

Chartwell Investment Partners, Inc.

Fund Performance - (Unaudited)

September 30, 2014

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	8.08%	13.42%	5.98%
Russell 1000 Growth Index	19.15%	16.50%	8.94%
Timothy Large/Mid Cap Growth Fund - Class C *	12.48%	13.83%	5.75%
Russell 1000 Growth Index	19.15%	16.50%	8.94%
Timothy Large/Mid Cap Growth Fund - Class I	14.66%	N/A	13.17%	(a)
Russell 1000 Growth Index	19.15%	16.50%	17.46%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2004 and held through September 30, 2014. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Small Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Small-Cap Value Fund for the twelve months ending September 30, 2014 and would like to thank you for entrusting your assets with us.

Over the past twelve months equity markets, while withstanding brief corrections, generally moved higher. Equity market gains were fueled by US economic data, new relative stability in the US fiscal situation and better than expected 4Q corporate earnings. Despite concerns about the impact of weaker emerging market economies and ongoing conflicts in the Ukraine and with global terrorism, investors remained favorable to the equity asset class. Additionally, the anticipation of reduced monetary stimulus contributed to greater market volatility throughout the fiscal year, as well as higher dispersion among stock prices. This has historically caused a differentiated performance environment that favors higher quality, fundamentally sound companies with predictable earnings growth.

For the twelve months ending September 30, 2014, the Timothy Plan Small-Cap Value Fund Class A again produced a strong return of 7.6%, while the Russell 2000 Index produced a return of 3.9%. Small caps, however, have underperformed their large cap counterparts over this time period. Investors have shown a preference for large cap over this time period and small cap Energy, a top performer in 2013, has underperformed most recently through the 3rd quarter 2014. Security selection was the primary driver of relative outperformance and centered in the Health Care, Materials & Processing, Energy and Producer Durables sectors. Top performing securities were in sectors levered to economic growth and included Trex Company, KapStone Paper and Packaging, US Silica and Synergy Resources. Materials & Processing was the largest overall driver of relative outperformance with several holdings producing returns over 50% for the last 12 months.

Security selection in Consumer Discretionary coupled with overweight allocations in the Energy and Producer Durables sectors detracted from relative performance. Consumer Discretionary holding Arctic Cat was a bottom performer on an absolute basis, after it reported lower than expected guidance for 2015 revenues and earnings. Allocations to Energy and Producer Durables also negatively impacted performance as these sectors underperformed the index as a whole.

The Small Cap Value team is focusing on well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that are generating good cash flows and superior relative returns. We have been finding many opportunities in the Energy, Materials & Processing and Producer Durables spaces leading us to overweight positions in these sectors. In Energy, we are finding exploration and production companies with best in class production growth that are selling at or below peer group multiples. In Materials & Processing, we have found value in stocks that are tied to a housing recovery that the market is somewhat skeptical about. In the Producer Durables space, our businesses will benefit from improving economic activity, while generating strong free cash flow and earnings growth. As economic growth continues, we feel our companies are positioned to achieve higher earnings and our portfolio should perform well.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

Fund Performance - (Unaudited)

September 30, 2014

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	1.51%	15.01%	7.73%
Russell 2000 Index	3.93%	14.29%	8.19%
Timothy Small Cap Value Fund - Class C *	5.72%	15.46%	7.53%
Russell 2000 Index	3.93%	14.29%	8.19%
Timothy Small Cap Value Fund - Class I	7.69%	N/A	9.40%	(a)
Russell 2000 Index	3.93%	14.29%	4.77%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2004 and held through September 30, 2014. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Large/Mid Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Large/Mid-Cap Value Fund for the twelve months ending September 30, 2014 and would like to thank you for entrusting your assets with us.

Over the past twelve months equity markets, while withstanding brief corrections, generally moved higher. Equity market gains were fueled by US economic data, new relative stability in the US fiscal situation and better than expected 4Q corporate earnings. Despite concerns about the impact of weaker emerging market economies and ongoing conflicts in the Ukraine and with global terrorism, investors remained favorable to the equity asset class. Additionally, the anticipation of reduced monetary stimulus contributed to greater market volatility throughout the fiscal year, as well as higher dispersion among stock prices. This has historically caused a differentiated performance environment that favors higher quality, fundamentally sound companies with predictable earnings growth.

For the twelve months ending September 30, 2014, the Timothy Plan Large/Mid-Cap Value Fund Class A produced a return of 16.1%, while the S&P 500 Index produced a return of 19.7%. Security selection in Technology, Consumer Discretionary and Utilities sectors aided relative performance. The Technology sector has been a strong performer and produced significant returns for the fund. Many of the fund’s top performers were in sectors such as Technology, which are levered to economic growth. Optimism aided the performance of pro-cyclical companies, such as Avago Technologies, Skyworks Solutions and Advance Auto Parts.

Security selection in Health Care, Financial Services and Materials & Processing was the largest detractor to relative performance in the prior twelve months. Index sectors Health Care outperformed the market and our holdings failed to keep pace. Individual detractors to performance in the REIT sector included HCP Inc., which traded lower as investors rotated out of REITs on interest rate fears and the impact this could have on future acquisitions. Additionally, Energy holdings such as Oasis Petroleum and Anadarko Petroleum underperformed on falling oil and gas prices.

The Timothy Plan Large/Mid-Cap Value Fund performed well in the past twelve months on an absolute basis, producing a gross total return of nearly 18% in fiscal 2014.

The team remains focused on high-quality businesses with undervalued growth prospects, high returns on invested capital, strong balance sheets, and attractive future growth rates in earnings and cash flow. From a sector standpoint, we see value in many names within the industrial area. These businesses are able to benefit from improving economic activity, while maintaining stronger free cash flow profiles than other businesses in more commoditized areas of the market. Finally, many of our technology names continue to benefit from growth in mobile. As the number of handsets continues to grow, as well as the increased content within each handset, future earnings growth remains very attractive and underappreciated by the market in our view. As a result, we believe we are well-positioned. Given the current Fed outlook, we have historically outperformed when monetary stimulus is reduced, the economy matures and investor risk appetites fall. During such periods, a portfolio filled with high-quality companies that have visible earnings growth has provided an attractive risk-adjusted return for investors.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corporation

Fund Performance - (Unaudited)

September 30, 2014

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	9.74%	13.48%	9.00%
S&P 500 Index	19.73%	15.70%	8.11%
Timothy Large/Mid Cap Value Fund - Class C *	14.26%	13.90%	8.80%
S&P 500 Index	19.73%	15.70%	8.11%
Timothy Large/Mid Cap Value Fund - Class I	16.43%	N/A	13.64%	(a)
S&P 500 Index	19.73%	15.70%	15.62%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2004 and held through September 30, 2014. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Fixed Income Fund

TIMOTHY PLAN FIXED INCOME MANAGER’S COMMENTARY SEPTEMBER 2014

BARROW, HANLEY, MEWHINNEY & STRAUSS

The broad investment grade U.S. bond market as defined by the Barclays Aggregate index began the last 12 months with a yield of 2.34% and ended at 2.36% on September 30, 2014. Examining only the endpoint yields of the U. S. bond market disguises the fact that significant changes took place. Rates across the Treasury yield curve moved in quite different directions as the U.S. Treasury (UST) five year rate increased 37 basis points while the UST 30 year rate declined 49 basis points. The shorter maturity end of the UST yield curve saw rates rise as the Federal Reserve’s Quantitative Easing tapered toward an end generating market debates about the timing of the first policy rate increase. Higher short rates flattened the yield curve back toward a more normal historical relationship.

However, the decline in long rates over the past 12 months further flattened the UST yield curve and was not expected by most market participants. The past year began with U.S. economic data stronger thanks to a string of solid payroll increases and a boost in capital goods spending that led to higher long UST rates in 4Q13. However, Global economic growth slowed with persistently weak European GDP and faltering Chinese and emerging market economies leading to tepid inflation data from slumping commodity prices. Slowing global growth and lower inflation has global central banks engaging in massive monetary stimulus. These global concerns have led to demand for UST long bonds as a safe haven driving their yields lower. Even with the decline in UST rates they remain well above their developed market sovereign peers.

The yield spread sectors of the bond market, corporate and mortgage back bonds, also showed significant changes over the past 12 months. Following the improvement in the U.S. economy yield spreads to UST issues narrowed. From the beginning of the period Investment Grade Credit spreads narrowed from 141 basis points (bps) to 98 bps on June 30th generating higher returns for spread sectors. However with increased concerns over global growth and shareholder friendly actions by company managements modestly diluting bond holders interests, yield spreads widened back out to 112 bps by September 30, 2014 giving back some of the early performance gains.

The Timothy Fixed Income Fund Class A shares returned 2.64% over the 12 months ended September 30, 2014 with most of the return simply income. The Barclays Aggregate index was slightly better at 3.96% over the trailing 12 months. The portfolio’s positioning favored intermediate over long maturities in corporate bonds and higher coupon GNMA mortgages with their shorter average life which detracted from results over the past 12 months. We are keeping a close watch on the timing of the Fed’s first policy-rate increase and their decisions about what to do with a $4.4 trillion bloated balance sheet. The portfolio’s positioning remains focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Fund Performance - (Unaudited)

September 30, 2014

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(1.83)%	2.02%	2.88%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.62%
Timothy Fixed Income Fund - Class C *	1.02%	2.22%	2.59%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.62%
Timothy Fixed Income Fund - Class I	3.16%	N/A	3.50%	(a)
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.25%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2004 and held through September 30, 2014. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

High Yield Bond Fund

TIMOTHY PLAN HIGH YIELD MANAGER’S COMMENTARY SEPTEMBER 2014

BARROW, HANLEY, MEWHINNEY & STRAUSS

The U.S. High Yield bond market as defined by the Barclays BA/B index began the last 12 months with a yield of 5.53% and ended at 5.51% on September 30, 2014. Examining only these endpoint yields disguises the fact that significant changes took place. Rates across the Treasury yield curve moved in quite different directions as the U.S. Treasury (UST) five year rate increased 37 basis points while the 30 year rate declined 49 basis points. The short maturity end of the yield curve saw rates rise as the Federal Reserve’s Quantitative Easing tapered toward an end generating market debates about the timing of the first policy rate increase. The decline in long UST rates over the past 12 months was not expected by most market participants as global economic concerns led to demand for the safety of UST long bonds driving their yields lower.

The last 12 months began with U.S. economic data mostly stronger thanks to a string of solid payroll increases and a boost in capital goods spending. Against the backdrop of a good economy, corporate earnings gains, and the search for income High Yield bonds attracted significant buyers driving yield spreads narrower starting at 392 basis points (bps) at the beginning of the period down to 272 bps by June 30th for the Barclays BA/B index. The resultant rate decline from 5.53% to 4.45% generated significant market gains, and as 3Q14 began investors were quick to sell and recognize those gains.

Increased concern in the High Yield market from slowing global growth and slumping commodity prices led to yield spreads to widen to 361 bps. In 3Q14 High Yield rates rose over 100 bps from 4.45% to 5.51% ending the 12 month period only 2 bps from where it began. Price volatility came back to the High Yield market over the past 12 months, so income was essentially the primary source of returns.

The Timothy High Yield Fund Class A shares returned 5.71% over the 12 months ended September 30, 2014 with most of the return simply income. The Barclays Ba/B (3% cap) index was modestly higher at 7.25%. The portfolio’s positioning favored the energy sector and underweighted communications\media both of which detracted slightly from results. With today’s historically low yields and economic uncertainty we are keeping a close watch on any upticks in the default rate which remains very low. The portfolio’s positioning remains focused on generating income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Fund Performance - (Unaudited)

September 30, 2014

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy High Yield Bond Fund - Class A (With Sales Charge)	1.08%	7.21%	4.97%	(a)
Barclays Ba/B High Yield Index	7.25%	9.99%	7.62%	(a)
Timothy High Yield Bond Fund - Class C *	4.00%	7.42%	4.83%	(a)
Barclays Ba/B High Yield Index	7.25%	9.99%	7.62%	(a)
Timothy High Yield Bond Fund - Class I	6.07%	N/A	5.33%	(b)
Barclays Ba/B High Yield Index	7.25%	9.99%	6.46%	(b)

(a)	For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Ba/B High Yield Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Ba/B High Yield Index on May 7, 2007 and held through September 30, 2014. The Barclays Ba/B High Yield Index measures the performance of bonds with Ba or B ratings. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Israel Common Values Fund

Israel equities overall struggled during this period as economic conditions decelerated on the back of a worsening external environment and the effects of the Gaza war Operation Protective Edge. With more than 1/3 of GDP made up from exports, disappointing global trade had a negative effect on Israeli economic growth. With slowing growth, a strong currency, and declining inflation expectations, the Bank of Israel, under the new leadership of Ms. Karnit Flug, acted quickly by surprising the market with several interest rate cuts bringing the short term rate from 1.25% to 0.25% during this 12-month period. The shekel finally reacted to the lower rates and lower economic growth by depreciating sharply in the third quarter of 2014. This should lead to some relief for the Israeli export sector.

The Timothy Plan Israel Common Values Fund struggled a bit during this period mostly as a couple of screened out health care companies that are large components of the Israel TA-100 index had a great year. In spite of this, the Fund had good stock selection in Materials and Information Technology although an overweight to the IT sector detracted from performance. Moreover, an allocation to the food retail industry hurt performance as the government competition commission investigated the industry due to high food prices. On the positive front, Given Imaging, which manufactures diagnostic products for gastrointestinal disorders, was acquired leading to strong gains for the stock. Frutarom Industries, a global leading manufacturer of flavors and ingredients continued to perform well for the Fund. Other notable positive performance occurred in semiconductors with Tower Semi performing well in addition to pharmaceuticals with strong performance from Taro Pharma.

The near term prospects for global trade have deteriorated somewhat leading to signs of headwinds for the country’s GDP growth. Yet, the recent currency depreciation should alleviate some of the pressures on export companies. We remain positive on the prospects for innovation from Israeli companies translating into positive long term equity returns. While geopolitical risks have risen lately, history suggests that Israeli corporates are prepared to weather storms and come out stronger in the end.

Eagle Global Advisors, LLC

Fund Performance - (Unaudited)

September 30, 2014

Israel Common Values Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	(3.35)%	7.10%	(a)
Israel TA 100 Index	14.31%	10.10%	(a)
Timothy Israel Common Values Fund - Class C *	0.52%	8.31%	(a)
Israel TA 100 Index	14.31%	10.10%	(a)
Timothy Israel Common Values Fund - Class I	2.44%	5.39%	(b)
Israel TA 100 Index	14.31%	15.99%	(b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel TA 100 Index on October 12, 2011 and held through September 30, 2014. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Defensive Strategies Fund

The Defensive Strategies Fund has been designed and managed to do what its name implies, i.e. hedge against a possible scenario of hyper-inflation which could result from our nation’s leadership’s proven unwillingness to address our core problems of too much spending, too much taxation and too many onerous government regulations. We have, therefore, built in the flexibility to either adjust to a possible risk of extreme deflation with the ability to convert our inflation sensitive assets to cash and fixed income securities that should perform well during a deflationary environment or to a more normal, traditional investment strategy. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

I would also like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 1/3 each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index (the “Blended Index”). We believe this better matches the makeup of our fund than the previously used Dow Jones US Moderate 40 Index which contains no commodities.

For the fiscal year ended September 30, 2014, the Defensive Strategies Fund Class A achieved a total return of 3.06%, vs a total return of 2.58% for the Blended Index, the Fund’s benchmark. This Fund invests in four different categories of securities, each category being managed by a sub-advisers to our other Funds. The sub-advisers have provided discussions of the factors that affected their Fund’s performance, as well as their thoughts for the next fiscal year, and I encourage you to read them carefully. During the last fiscal year, we managed the Fund with a decidedly conservative bias, and we plan to continue to manage this fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

While no one can predict future events, as I stated in my President’s letter, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Fund Performance - (Unaudited)

September 30, 2014

Defensive Strategies Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(2.63)%	3.93%	(a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.73%	12.16%	(a)
Timothy Defensive Strategies Fund Blended Index (c)	2.58%	6.42%	(a)
Timothy Defensive Strategies Fund - Class C *	1.27%	4.37%	(a)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.73%	12.16%	(a)
Timothy Defensive Strategies Fund Blended Index (c)	2.58%	6.42%	(a)
Timothy Defensive Strategies Fund - Class I	3.39%	2.90%	(b)
Dow Jones Moderately Conservative U.S. Portfolio Index	10.73%	9.31%	(b)
Timothy Defensive Strategies Fund Blended Index (c)	2.58%	1.92%	(b)

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

(c)

The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Barclays U.S. TIPs Index, 33% of the FTSE NAREIT ALL REITs Index and 34% of the Dow Jones Commodity Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index vs. The Timothy Defensive Strategies Fund Blended Index (c)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, Dow Jones Moderately Conservative U.S. Portfolio Index and the Timothy Defensive Strategies Fund Blended Index (c) on November 4, 2009 and held through September 30, 2014. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Strategic Growth Fund

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund is an asset allocation fund that invests in a number of Timothy Plan underlying funds. The allocation percentages will vary somewhat from time to time as a result of changing economic conditions, At September 30, 2014, this Fund was invested in the following underlying Timothy Plan Funds:

Large/Mid-Cap Growth Fund	(13.5%)	Small-Cap Value Fund	(6.25%)

Large/Mid-Cap Value Fund	(13.0%)	Aggressive Growth Fund	(5.75%)

International Fund	(15.25%)	High-Yield Bond Fund	(12.75%)

Defensive Strategies Fund	(12.5%)	Israel Common Values Fund	(5.0%)

Emerging Markets Fund	(6.0%)	Growth & Income Fund	(10.0%)

For the fiscal year ended September 30, 2014, the Strategic Growth Fund Class A achieved a total return of 6.82%, vs a total return of 9.67% for the Dow Jones Global Moderate Index, the Fund’s benchmark. This Fund’s performance is directly affected by the factors that influence the performance of each of the underlying Funds. The sub-advisers to each underlying Fund have provided discussions of the factors that affected their Fund’s performance, as well as their thoughts for the next fiscal year, and I encourage you to read them carefully. During the last fiscal year, we managed the Fund with a decidedly conservative bias, and we plan to continue to manage this fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

We continue to realize that the volatility and uncertainty of the markets may have been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2015, they also expect a somewhat upward bias with respect to performance in our underlying funds.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Thank you for your continued support.

Arthur D. Ally

Fund Performance - (Unaudited)

September 30, 2014

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	0.89%	7.23%	4.06%
Dow Jones Global Moderately Aggressive Portfolio Index	9.67%	10.95%	8.01%
Timothy Strategic Growth Fund - Class C *	5.12%	7.64%	3.85%
Dow Jones Global Moderately Aggressive Portfolio Index	9.67%	10.95%	8.01%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2004 and held through September 30, 2014. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Conservative Growth Fund

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund is an asset allocation fund that invests in a number of Timothy Plan underlying funds. The allocation percentages will vary slightly from time to time as a result of changing economic conditions, At September 30, 2014, the Fund was invested in the following underlying Timothy Plan Funds as follows:

Large/Mid-Cap Growth Fund	(8.25%)	Small-Cap Value Fund	(5.25%)

Large/Mid-Cap Value Fund	(7.75%)	Aggressive Growth Fund	(2.25%)

International Fund	(10.0%)	High-Yield Bond Fund	(8.5%)

Defensive Strategies Fund	(12.0%)	Fixed Income Fund	(29.0%)

Israel Common Values Fund	(4.0%)	Growth & Income Fund	(10.0%)

Emerging Markets Fund	(3.0%)

For the fiscal year ended September 30, 2014, the Conservative Growth Fund Class A achieved a total return of 5.23%, vs a total return of 7.93% for the Dow Jones Global Moderate Index, the Fund’s benchmark. This Fund’s performance is directly affected by the factors that influence the performance of each of the underlying Funds. The sub-advisers to each underlying Fund have provided discussions of the factors that affected their Fund’s performance, as well as their thoughts for the next fiscal year, and I encourage you to read them carefully. During the last fiscal year, we managed the Fund with a decidedly conservative bias, and we plan to continue to manage this fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

We continue to realize that the volatility and uncertainty of the markets may have been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2015, they also expect a somewhat upward bias with respect to performance in our underlying funds.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Thank you for your continued support.

Arthur D. Ally

Fund Performance - (Unaudited)

September 30, 2014

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(0.45)%	5.49%	3.95%
Dow Jones Global Moderate Portfolio Index	7.93%	9.12%	7.08%
Timothy Conservative Growth Fund - Class C *	3.50%	5.88%	3.77%
Dow Jones Global Moderate Portfolio Index	7.93%	9.12%	7.08%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2004 and held through September 30, 2014. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Emerging Markets Fund

We will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the 12 months ended September 30th, 2014. In addition, we will share insight into how the Fund is currently positioned for the future.

The Markets

Emerging-market stocks declined in the third quarter of 2014 as the investor optimism that propelled them during the first half of the year seemed to dissipate. Fears that the U.S. Federal Reserve was moving closer to raising interest rates caused market concern about a potential repeat of last year’s sell-off and led investors to take a more cautious stance toward the asset class.

Russian equities fell on the heels of the Russia-Ukraine crisis escalation, while Brazilian stocks and currency suffered as investors’ hope of an economic reform was dimmed when President Dilma Rousseff regained popularity ahead of the upcoming presidential election.

Additionally, uncertainty over the ongoing pro-democracy protest in Hong Kong against the Chinese government further weighed on market sentiment toward emerging markets.

The Fund

As one might expect given the portfolio activity over the past year, the strategy’s allocations at the end of the third quarter were very similar to those earlier in 2014.

Allocation to companies in Russia continues to be a key investment topic. As of September 30, 2014, Russian equities, as a whole, traded at what we considered very attractive valuation multiples—lower than emerging markets as a group, or any other region/country in the world for that matter. We have maintained our holdings in Russia, and, in some cases, selectively averaged down on our positions. Additionally, as discussed earlier, we initiated a position in ITE Group, which is effectively a Russian company.

As the situation remains fluid with many unknowns, we have re-assessed the intrinsic value estimates of our holdings in Russia and are searching new opportunities there, while also considering the shorter-term implications of current or potential future sanctions. For example, Sberbank is being sanctioned by the European Union (EU) in regards to dealing with or purchasing securities issued after August 1, 2014. We continue to monitor the situation very closely. At the moment, Sberbank’s stock price seems depressed by current EU sanctions and the fear of more severe sanctions against Russia or Russian companies. Moreover, our analysis shows that the stock price also implies a very bleak scenario for Sberbank’s earnings, including margin compression on net interest income, a slowdown in loan and fee income growth, and deteriorating credit quality.

While the EU sanctions are designed to restrict Sberbank’s access to funding, Sberbank has actually low dependency on external funding, with its wholesale foreign-currency debt representing only 3% of total liabilities. Due to its systemic importance to the banking system in Russia and being approximately 51% owned by the Central Bank of Russia, Sberbank will likely have incremental access to central bank funding support if necessary.

Letter from the Manager

September 30, 2014

Emerging Markets Fund - Continued

We believe Sberbank has very attractive long-term growth prospects as the dominant retail and commercial banking franchise in Russia. We also think that the risk/reward proposition presented by Sberbank’s current stock price appears very favorable for the long-term investor.

Outlook

The number of events—and the gravity of some of them—evolving in emerging markets seemed to have led many short-term oriented investors and speculators to take on a “risk on, risk off” approach to emerging-market stocks. This can be seen in the market sentiment swings toward the asset class just over the last several months.

As long-time investors in emerging markets, however, we understand that while macroeconomic events need to be considered, they affect each emerging-market company differently. Our established global research infrastructure, which encompasses a team of analysts with extensive knowledge about their specific industries, allows us to think and invest independently from the market consensus.

Our willingness and ability to look beyond the short term give us confidence that the Brandes Emerging Market Strategy continues to offer compelling valuations and investment opportunities. As always, thank you for your business and continued trust.

Brandes Investment Partners, L.P.

This material is intended for informational purposes only. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Portfolio holdings and allocations are subject to change at any time. Strategies discussed herein are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Market conditions may impact performance.

International and emerging markets investing is subject to certain risks such as currency fluctuation and social and political changes, differences in financial reporting standards and less stringent regulation of securities markets which may result in greater share price volatility; such risks are increased when investing in emerging markets. Additional risks associated with emerging markets investing include smaller-sized markets, liquidity risks, and less established legal, political, social, and business systems to support securities markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Index Guide

The MSCI Emerging Markets Index with gross dividends measures equity market performance of emerging markets.

Fund Performance - (Unaudited)

September 30, 2014

Emerging Markets Fund

Fund/Index	1 Year Total Return	Average Annual Return Since Inception
Timothy Emerging Markets Fund - Class A (With Sales Charge)	(4.81)%	0.07%	(a)
MSCI Emerging Markets Index	1.81%	(0.13)%	(a)
Timothy Emerging Markets Fund - Class C *	(1.14)%	2.45%	(a)
MSCI Emerging Markets Index	1.81%	(0.13)%	(a)
Timothy Emerging Markets Fund - Class I	0.81%	5.62%	(b)
MSCI Emerging Markets Index	1.81%	4.59%	(b)

(a)	For the period December 3, 2012 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

*	With Maximum Deferred Sales Charge

Timothy Plan Emerging Markets Fund vs. MSCI Emerging Markets Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI Emerging Markets Index on December 3, 2012 and held through September 30, 2014. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Letter from the Manager

September 30, 2014

Growth & Income Fund

We are pleased to provide you with our first report for the Timothy Plan Growth and Income Fund for the period ending September 30, 2014. Like you, our company and some of our officers have invested some of corporate retirement and personal assets into the fund. We certainly thank you for entrusting your assets with us.

This is the first year of operation for the fund and it was an interesting time. Large capitalization stocks, with just a few minor setbacks, moved ahead. The same cannot be said of small capitalization stocks. They experienced a lot more volatility and didn’t make much progress. During this time bonds surprised many as longer term interest rates fell, leading to gains in those bonds. One of the major contributors to market activities was the Federal Reserve and its move to taper Quantitative Easing. This has certainly forced investors to revaluate risk and potential reward.

For the period starting 1 October 2013 through 30 September 2014, the Growth & Income Fund Class A returned 9.50%. A combination of 50% of the Russell 3000 Total Return Index and 50% Barclay’s Intermediate US/Govt Corp Index returned 9.36%. The Industrial and Basic Material sectors were the top performers while Consumer Cyclical and Utility stocks did the worst. Two of the top performers were American Railcar, which is a manufacturer of oil tanker railcars, and Trinity Industries, which supports the Energy and Transportation sectors.

This fund has two main objectives, growth and income but also the preservation of capital in declining markets. We have been managing similar assets for over 40 years. We will adjust equity and fixed income levels according to our analysis of risk. We do this on a weekly basis. Over the last year we saw lower risks in larger companies but higher risks in smaller companies. At the end of September, we actually saw over six in ten small stocks (less than $1 billion in market capitalization) in their personal bear market. That is falling 20% or more from their recent highs. At the time only about one in ten stocks in the S&P 500 were suffering in a like manner.

Our outlook has shifted some from seeing the better risk/reward opportunity moving from bonds to stocks. We don’t think interest rates will surge higher, but we think the best returns in bonds are probably behind us. At the same time, the September swoon in stocks appears to present some better opportunities for adding to equity levels. Our research points to a reasonably healthy outlook for stocks in the year ahead. However, we think volatility will tend to rise. If our research works well, this actually could give us opportunities to take advantage of these shifts.

We thank you for your trust in the James Investment Research Inc., we are grateful for the opportunity to serve you.

James Investment Research Inc.

Fund Performance - (Unaudited)

September 30, 2014

Growth & Income Fund

Fund/Index	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	4.58%	(a)
Timothy Growth & Income Fund Blended Index (b)	9.36%	(a)
Timothy Growth & Income Fund - Class C *	7.70%	(a)
Timothy Growth & Income Fund Blended Index (b)	9.36%	(a)
Timothy Growth & Income Fund - Class I	9.60%	(a)
Timothy Growth & Income Fund Blended Index (b)	9.36%	(a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2014.

(b)	The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index (b)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2014. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 50% of the Barclays Intermediate Government/Credit Index and 50% of the Russell 3000 Total Return Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Profile

As of September 30, 2014 (Unaudited)

Aggressive Growth Fund

Top Ten Industries

(% of Net Assets)

Commercial Services	12.3%
Banks	8.5%
Diversified Financial Services	7.7%
Retail	7.3%
Healthcare	7.1%
Software	6.8%
Computers	5.5%
Apparel	4.8%
Oil & Natural Gas	3.7%
Telecommunications	3.7%
Other Assets Less Liabilities - Net	32.6%
100.0%

Large/Mid Cap Growth Fund

Top Ten Industries

(% of Net Assets)

Retail	12.9%
Semiconductors	10.0%
Oil & Natural Gas	8.2%
Electronics	6.1%
Software	5.9%
Banks	5.6%
Chemicals	4.8%
Commercial Services	4.1%
Food	3.8%
Insurance	3.5%
Other Assets Less Liabilities - Net	35.1%
100.0%

Large/Mid Cap Value Fund

Top Ten Industries

(% of Net Assets)

Electronics	9.7%
Oil & Natural Gas	9.4%
Semiconductors	6.2%
Banks	6.1%
Diversified Financial Services	6.1%
Food	5.8%
Retail	5.1%
Money Market Fund	5.1%
Healthcare Products	4.0%
Miscellaneous Manufacturing	3.7%
Other Assets Less Liabilities - Net	38.8%
100.0%

High Yield Bond Fund

Top Ten Industries

(% of Net Assets)

Corporate Bonds	97.4%
Money Market Fund	1.5%
Other Assets Less Liabilities - Net	1.1%
100.0%

International Fund

Top Ten Industries

(% of Net Assets)

Banks	12.6%
Automotive	8.8%
Insurance	8.8%
Healthcare	8.6%
Food	5.8%
Money Market Fund	5.1%
Oil & Natural Gas	4.8%
Pharmaceutical	4.7%
Diversified Financial Services	4.6%
Telecommunications	4.4%
Other Assets Less Liabilities - Net	31.8%
100.0%

Small Cap Value Fund

Top Ten Industries

(% of Net Assets)

Banks	14.8%
Oil & Natural Gas	9.3%
REITs	8.9%
Building Materials	7.9%
Machinery	5.2%
Healthcare	4.3%
Insurance	4.2%
Electric	3.9%
Retail	3.9%
Transportation	3.9%
Other Assets Less Liabilities - Net	33.7%
100.0%

Fixed Income Fund

Top Ten Industries

(% of Net Assets)

Corporate Bonds	39.8%
Government Mortgage - Backed Securities	28.8%
Government Notes & Bonds	27.3%
Money Market Fund	3.7%
Other Assets Less Liabilities - Net	0.4%
100.0%

Israel Common Values Fund

Top Ten Industries

(% of Net Assets)

Oil & Natural Gas	11.9%
Real Estate	11.2%
Telecommunications	10.8%
Banks	10.3%
Software	8.8%
Semiconductors	6.7%
Pharmaceuticals	5.0%
Food	4.5%
Chemicals	4.3%
Electronics	4.2%
Other Assets Less Liabilities - Net	22.3%
100.0%

Fund Profile (Continued)

As of September 30, 2014 (Unaudited)

Defensive Strategies Fund

Top Ten Industries

(% of Net Assets)

REITs	30.0%
TIPS	25.2%
Oil & Natural Gas	8.5%
Exchange Traded Funds	8.4%
Mining	6.6%
Chemicals	5.5%
Money Market Fund	4.8%
Corporate Bonds	3.3%
Government Mortgage - Backed Securities	2.8%
Oil & Gas Services	1.9%
Other Assets Less Liabilities - Net	3.0%
100.0%

Conservative Growth Fund

Top Ten Industries

(% of Net Assets)

Mutual Funds	99.7%
Money Market Fund	0.3%
100.0%

Growth & Income Fund

Top Ten Industries

(% of Net Assets)

Government Notes & Bonds	49.0%
Money Market Fund	6.5%
Commercial Services	5.7%
Oil & Natural Gas	5.7%
Insurance	5.2%
Chemicals	4.3%
Electric	2.6%
Retail	2.3%
Auto Parts & Equipment	2.2%
Miscellaneous Manufacturing	2.1%
Other Assets Less Liabilities - Net	14.4%
100.0%

Strategic Growth Fund

Top Ten Industries

(% of Net Assets)

Mutual Funds	100.3%
Other Assets Less Liabilities - Net	(0.3%)
100.0%

Emerging Markets Fund

Top Ten Industries

(% of Net Assets)

Banks	14.4%
Food	7.2%
Retail	7.2%
Electric	6.6%
Diversified Financial Services	6.4%
Oil & Natural Gas	6.3%
Iron/Steel	5.2%
Automotive	4.7%
Preferred Stock	4.7%
Reits	4.0%
Other Assets Less Liabilities - Net	33.3%
100.0%

Schedule of Investments  |  Aggressive Growth

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 96.2%
	APPAREL - 4.8%
2,725	Carter’s, Inc.	$211,242
1,330	Hanesbrands, Inc.	142,895
17,560	Steven Madden Ltd. *	565,959
2,710	VF Corp.	178,941

		1,099,037

	BANKS - 8.5%
4,280	Cardinal Financial Corp.	73,059
19,975	First Horizon National Corp.	245,293
3,670	First NBC Bank Holding Co. *	120,193
3,700	PacWest Bancorp.	152,551
8,465	Popular, Inc. *	249,167
11,745	PrivateBancorp, Inc.	351,293
32,079	Synovus Financial Corp.	758,348

		1,949,904

	BIOTECHNOLOGY - 2.0%
695	Alexion Pharmaceuticals, Inc. *	115,245
1,800	BioMarin Pharmaceutical, Inc. *	129,888
3,030	Incyte Corp. Ltd. *	148,622
2,845	MacroGenics, Inc. *	59,461

		453,216

	COMMERCIAL SERVICES - 12.3%
2,900	Advisory Board Co. *	135,111
2,490	Cardtronics, Inc. *	87,648
1,150	DeVry Education Group, Inc.	49,232
2,270	Euronet Worldwide, Inc. *	108,483
1,179	FleetCor Technologies, Inc. *	167,559
3,050	H&E Equipment Services, Inc.	122,854
5,655	Heartland Payment Systems, Inc.	269,856
24,210	Information Services Group, Inc. *	91,998
2,195	MAXIMUS, Inc.	88,085
3,255	Monro Muffler Brake, Inc.	157,965
10,740	SEI Investments Co.	388,358
1,575	United Rentals, Inc. *	174,983
6,525	Vantiv, Inc. - Cl. A *	201,623
34,170	WNS Holdings Ltd. - Cl. A *	769,167

		2,812,922

	COMPUTERS - 5.5%
6,595	Cognizant Technology Solutions Corp. *	295,258
8,625	Electronics For Imaging, Inc. *	380,966
2,605	iGATE Corp. *	95,655
1,550	IHS, Inc. - Cl. A *	194,045
2,080	Manhattan Associates, Inc. *	69,513
1,967	NetScout Systems, Inc. *	90,088
3,775	VeriFone Systems, Inc. *	129,785

		1,255,310

	COSMETICS/PERSONAL CARE - 0.6%
5,400	Inter Parfums, Inc.	148,500

	DISTRIBUTION/WHOLESALE - 1.5%
4,295	Wesco International, Inc. *	336,127

	DIVERSIFIED FINANCIAL SERVICES - 7.7%
24,020	Cowen Group, Inc. *	90,075
8,835	E*TRADE Financial Corp. *	199,582
6,400	Encore Capital Group, Inc. *	283,584
2,975	Evercore Partners, Inc. - Cl. A	139,825
2,980	IntercontinentalExchange Group, Inc.	581,249
10,880	Invesco Ltd.	429,542
800	MarketAxess Holdings, Inc.	49,488

		1,773,345

	ELECTRICAL - 0.4%
675	Acuity Brands, Inc.	79,454

	ELECTRONICS - 2.7%
430	Mettler-Toledo International, Inc. *	110,136
2,895	Thermo Fisher Scientific, Inc.	352,322
4,785	Trimble Navigation Ltd. *	145,943

		608,401

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Aggressive Growth (Continued)

As of September 30, 2014

Shares		Fair Value

	ENVIRONMENTAL CONTROL - 1.2%
2,310	MSA Safety, Inc.	$114,114
3,060	Waste Connections, Inc.	148,471

		262,585

	FOOD - 1.1%
2,515	Hain Celestial Group, Inc. *	257,410

	HEALTHCARE - 7.1%
14,425	Bruker biosciences Corp. *	267,079
4,700	Globus Medical, Inc. - Cl. A *	92,449
4,580	ICON PLC *	262,113
1,350	IPC The Hospitalist Co., Inc. *	60,467
2,450	LDR Holding Corp. *	76,269
3,225	NuVasive, Inc. *	112,455
5,475	Spectranetics Corp *	145,471
12,195	Tornier NV *	291,461
3,375	Trinity Biotech PLC	61,661
8,605	Wright Medical Group, Inc. *	260,732

		1,630,157

	HOLDING COMPANIES - 0.6%
11,330	Horizon Pharma Plc *	139,132

	HOME BUILDERS - 0.9%
5,155	Lennar Corp.	200,168

	INSURANCE - 2.7%
12,475	Assured Guaranty Ltd.	276,446
23,868	Radian Group, Inc.	340,358

		616,804

	INTERNET - 2.8%
3,950	Endurance International Group Holdings, Inc. *	64,266
16,725	Move, Inc. *	350,556
4,200	SPS Commerce, Inc. *	223,230

		638,052

	LEISURE - 2.4%
12,775	Brunswick Corp.	538,338

	MACHINERY-DIVERSIFIED - 2.0%
5,220	Columbus McKinnon Corp.	114,788
2,495	Flowserve Corp.	175,947
2,250	Nordson Corp.	171,158

		461,893

	METAL FABRICATE/HARDWARE - 0.6%
4,970	Rexnord Corp. *	141,397

	MISCELLANEOUS MANUFACTURING - 1.2%
3,075	Hexcel Corp. *	122,078
5,995	TriMas Corp. *	145,858

		267,936

	OIL & NATURAL GAS - 3.7%
6,780	Cabot Oil & Gas Corp. - Cl. A	221,638
2,300	Carrizo Oil & Gas, Inc. *	123,786
10,900	Kodiak Oil & Gas Corp. *	147,913
17,359	Rex Energy Corp. *	219,939
1,600	Whiting Petroleum Corp. *	124,080

		837,356

	PHARMACEUTICALS - 1.7%
6,517	Akorn, Inc. *	236,371
1,865	Catamaran Corp. *	78,609
475	Salix Pharmaceuticals Ltd. *	74,214

		389,194

	REAL ESTATE - 0.9%
7,455	HFF, Inc. - Cl. A	215,822

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Aggressive Growth (Continued)

As of September 30, 2014

Shares		Fair Value

	RETAIL - 7.3%
3,150	Advance Auto Parts, Inc.	$410,445
4,900	Cheesecake Factory, Inc.	222,950
3,535	Del Frisco’s Restaurant Group, Inc. *	67,660
3,890	DSW, Inc. - Cl. A	117,128
6,545	Express, Inc. *	102,167
1,200	Fiesta Restaurant Group, Inc. *	59,616
1,600	Five Below, Inc. *	63,376
4,470	Krispy Kreme Doughnuts, Inc. *	76,705
1,445	Men’s Wearhouse, Inc.	68,233
6,025	Rush Enterprises, Inc. *	201,536
5,485	Sonic Corp. *	122,645
2,350	Tractor Supply Co.	144,549

		1,657,010

	SEMICONDUCTORS - 2.4%
1,650	Avago Technologies Ltd.	143,550
4,375	Cypress Semiconductor Corp.	43,203
3,275	NXP Semiconductor NV *	224,108
5,305	Semtech Corp. *	144,031

		554,892

	SOFTWARE - 6.8%
6,865	Aspen Technology, Inc. *	258,948
5,450	Cerner Corp. *	324,657
2,500	Informatica Corp. *	85,600
1,700	Interactive Intelligence Group, Inc. *	71,060
1,850	Proofpoint, Inc. *	68,709
7,775	PTC, Inc. *	286,898
3,200	SS&C Technologies Holdings, Inc. *	140,448
2,060	Synchronoss Technologies, Inc. *	94,307
2,575	Tyler Technologies, Inc. *	227,630

		1,558,257

	TELECOMMUNICATIONS - 3.7%
11,660	8x8, Inc. *	77,889
4,370	CalAmp Corp. *	76,999
4,450	Polycom, Inc. *	54,668
5,795	SBA Communications Corp. - Cl. A *	642,666

		852,222

	TRANSPORTATION - 1.1%
1,000	Genesee & Wyoming, Inc. - Cl. A *	95,310
7,455	Swift Transportation Co. - Cl. A *	156,406

		251,716

	TOTAL COMMON STOCK (Cost - $19,530,931)	21,986,557

	MASTER LIMITED PARTNERSHIPS - 2.0%
8,925	Lazard Ltd. - Cl. A (Cost $406,753)	452,498

	REITs - 0.4%
9,125	Lexington Realty Trust - REIT (Cost $102,281)	89,334

	MONEY MARKET FUND - 1.6%
377,838	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $377,838)(A)	377,838

	TOTAL INVESTMENTS - 100.2% (Cost - $20,417,803)(B)	$22,906,227

	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(40,090)

	NET ASSETS - 100.0%	$22,866,137

* Non-income producing securities

REIT - Real Estate Investment Trust

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $20,432,944 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$3,058,426
	Unrealized depreciation	(585,143)

	Net unrealized appreciation	$2,473,283

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 94.5%
	AIRLINES - 1.6%
9,000	Copa Holdings SA - Cl. A	$965,610

	AUTO MANUFACTURERS - 1.3%
93,000	Porsche Automobil Holding SE (ADR)	739,350

	AUTOMOTIVE - 8.8%
27,500	Continental AG (ADR)	1,041,425
20,100	Magna International, Inc.	1,907,691
39,700	Valeo SA (ADR)	2,203,350

		5,152,466

	BANKS - 12.6%
30,000	Bank Hapoalim BM (ADR)	847,200
197,000	Bank of East Asia Ltd. (ADR)	783,469
29,439	DBS Group Holdings Ltd. (ADR)	1,701,574
23,300	ICICI Bank Ltd. (ADR)	1,144,030
49,100	Intesa Sanpaolo SpA (ADR)	886,992
172,200	Sumitomo Mitsui Financial Group, Inc. (ADR)	1,412,040
24,100	Swedbank AB (ADR)	604,669

		7,379,974

	BUILDING MATERIALS - 1.5%
49,000	Lafarge SA (ADR)	882,000

	CHEMICALS - 0.6%
4,000	Agrium, Inc.	356,000

	DIVERSIFIED FINANCIAL SERVICES - 4.6%
116,500	Daiwa Securities Group, Inc. (ADR)	921,515
25,900	ORIX Corp. (ADR)	1,787,100

		2,708,615

	ELECTRIC POWER- 3.6%
91,300	Cia Energetica de Minas Gerais (ADR) *	568,799
23,300	Huaneng Power International, Inc. (ADR)	1,017,278
59,900	Power Assets Holdings Ltd. (ADR)	524,125

		2,110,202

	ELECTRICAL - 2.1%
16,100	Hitachi Ltd. (ADR)	1,231,650

	ELECTRONICS - 1.0%
36,000	Orbotech Ltd. *	560,880

	ENGINEERING & CONSTRUCTION - 2.2%
88,000	Vinci SA (ADR)	1,272,480

	FOOD - 5.8%
14,000	Kerry Group PLC (ADR)	994,000
81,800	Marine Harvest ASA (ADR)	1,150,108
15,800	Seven & I Holdings Co. Ltd. (ADR)	1,226,712

		3,370,820

	HAND/MACHINE TOOLS - 2.5%
103,100	Techtronic Industries Co. (ADR)	1,467,113

	HEALTHCARE - 8.6%
59,800	Fresenius Medical Care AG & Co. (ADR)	2,075,060
35,200	Smith & Nephew PLC (ADR)	2,963,488

		5,038,548

	HOME BUILDERS - 1.4%
70,000	Sekisui House Ltd. (ADR)	823,900

	INSURANCE - 8.8%
224,000	Aegon NV (ADR)	1,841,280
49,900	Ageas (ADR)	1,641,960
40,700	Muenchener Rueckversicherungs AG (ADR)	804,232
28,900	Zurich Insurance Group AG (ADR)	861,480

		5,148,952

	INTERNET - 1.8%
70,000	Tencent Holdings Ltd. (ADR)	1,037,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International (Continued)

As of September 30, 2014

Shares		Fair Value

	MACHINERY - 1.3%
30,000	Atlas Copco AB (ADR)	$773,085

	METAL FABRICATE/HARDWARE - 0.9%
20,000	Assa Abloy AB (ADR)	513,100

	MINERALS & MINING - 1.2%
14,000	Rio Tinto PLC (ADR)	688,520

	MISCELLANEOUS MANUFACTURING - 2.3%
44,538	FUJIFILM Holdings Corp. (ADR)	1,369,053

	OIL & NATURAL GAS - 4.8%
189,000	Gran Tierra Energy, Inc. *	1,047,060
64,468	Statoil ASA - (ADR)	1,750,951

		2,798,011

	OIL & GAS SERVICES - 1.0%
42,788	Subsea 7 SA (ADR)	608,445

	PHARMACEUTICAL - 4.7%
10,500	Shire PLC (ADR)	2,720,025

	RETAIL - 1.4%
77,000	Home Retail Group PLC (ADR)	833,140

	SOFTWARE - 1.5%
16,000	Open Text Corp.	886,720

	TELECOMMUNICATIONS - 4.4%
15,000	Globe Telecom, Inc. (ADR)	541,725
43,000	Nippon Telegraph & Telephone Corp. (ADR)	1,337,730
10,000	Philippine Long Distance Telephone Co. (ADR)	689,800

		2,569,255

	TRANSPORTATION - 2.2%
6,200	Canadian Pacific Railway Ltd.	1,286,314

	TOTAL COMMON STOCK (Cost - $48,385,290)	55,291,628

	MONEY MARKET FUND - 5.1%
2,972,365	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $2,972,365)(A)	2,972,365

	TOTAL INVESTMENTS (Cost - $51,357,655)(B) - 99.6%	$58,263,993

	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	241,583

	NET ASSETS - 100.00%	$58,505,576

* Non-income producing securities.

(ADR) American Depositary Receipt

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $51,723,516 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$9,216,553
	Unrealized depreciation	(2,676,076)

	Net unrealized appreciation	$6,540,477

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  International (Continued)

As of September 30, 2014

Diversification of Assets

Country	% of Net Assets

Belgium	2.81%
Brazil	0.97%
Britain	8.71%
Canada	9.37%
China	3.51%
France	7.45%
Germany	7.97%
Hong Kong	4.74%
India	1.95%
Ireland	6.35%
Israel	2.41%
Italy	1.52%
Japan	17.28%
Netherlands	3.15%
Norway	4.96%
Panama	1.65%
Philippines	2.10%
Singapore	2.91%
Sweden	3.23%
Switzerland	1.47%

Total	94.51%
Money Market Fund	5.08%
Other Assets in Excess of Liabilities	0.41%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 94.9%
	AEROSPACE/DEFENSE - 1.3%
6,540	General Dynamics Corp.	$831,169

	APPAREL - 3.2%
6,625	Carter’s, Inc.	513,570
1,420	Hanesbrands, Inc.	152,565
19,575	VF Corp.	1,292,537

		1,958,672

	BANKS - 5.6%
35,085	BB&T Corp.	1,305,513
42,475	First Horizon National Corp.	521,593
16,725	Popular, Inc. *	492,300
12,750	PrivateBancorp, Inc.	381,352
34,088	Synovus Financial Corp.	805,840

		3,506,598

	BIOTECHNOLOGY - 3.1%
775	Alexion Pharmaceuticals, Inc. *	128,511
5,725	BioMarin Pharmaceutical, Inc. *	413,116
12,685	Celgene Corp. *	1,202,284
3,550	Incyte Corp. *	174,128

		1,918,039

	CHEMICALS - 4.8%
13,720	LyondellBasell Industries NV	1,490,815
11,360	Praxair, Inc.	1,465,440

		2,956,255

	COMMERCIAL SERVICES - 4.1%
1,250	DeVry Education Group, Inc.	53,513
3,467	FleetCor Technologies, Inc. *	492,730
32,425	SEI Investments Co.	1,172,488
3,435	United Rentals, Inc. *	381,629
14,945	Vantiv, Inc. - Cl. A *	461,801

		2,562,161

	COMPUTERS - 2.3%
10,350	Cognizant Technology Solutions Corp. - Cl. A *	463,370
9,340	Electronics For Imaging, Inc. *	412,548
3,550	IHS, Inc. - Cl. A *	444,425
4,075	VeriFone Systems, Inc. *	140,099

		1,460,442

	DISTRIBUTION/WHOLESALE - 0.6%
4,565	Wesco International, Inc. *	357,257

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
20,585	E* TRADE Financial Corp. *	465,015
4,165	IntercontinentalExchange, Inc.	812,383
17,174	Invesco Ltd.	678,030

		1,955,428

	ELECTRONICS - 6.1%
15,640	Amphenol Corp.	1,561,810
980	Mettler-Toledo International, Inc. *	251,007
13,525	Thermo Fisher Scientific, Inc.	1,645,992
11,270	Trimble Navigation Ltd. *	343,735

		3,802,544

	ENVIRONMENTAL CONTROL - 0.6%
7,270	Waste Connections, Inc.	352,740

	FOOD - 3.8%
6,075	Hain Celestial Group, Inc. *	621,776
10,290	JM Smucker Co.	1,018,607
20,730	Mondelez International, Inc. - Cl. A	710,313

		2,350,696

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth (Continued)

As of September 30, 2014

Shares		Fair Value

	HEALTHCARE - 1.3%
24,700	Bruker Biosciences, Corp. *	$457,321
5,785	ICON PLC *	331,076

		788,397

	HOME BUILDERS - 0.7%
11,455	Lennar Corp.	444,798

	INSURANCE - 3.5%
17,905	ACE Ltd.	1,877,697
13,475	Assured Guaranty Ltd.	298,606

		2,176,303

	LEISURE TIME - 0.9%
13,850	Brunswick Corp.	583,639

	MACHINERY - 3.0%
5,535	Flowserve Corp.	390,328
5,225	Nordson Corp.	397,465
9,565	Rockwell Automation, Inc.	1,051,002

		1,838,795

	MINING - 2.8%
53,360	Freeport-McMoRan, Inc.	1,742,204

	OIL & NATURAL GAS - 8.2%
6,620	Cabot Oil & Gas Corp.	216,408
15,485	ConocoPhillips	1,184,912
12,985	Exxon Mobil Corp.	1,221,239
23,340	Occidental Petroleum Corp.	2,244,141
2,825	Whiting Petroleum Corp. *	219,079

		5,085,779

	PHARMACEUTICALS - 2.2%
17,725	AbbVie, Inc.	1,023,796
4,100	Catamaran Corp. *	172,815
1,025	Salix Pharmaceuticals Ltd. *	160,146

		1,356,757

	RETAIL - 12.9%
6,475	Advance Auto Parts, Inc.	843,693
3,825	AutoZone, Inc. *	1,949,450
13,600	Cheesecake Factory, Inc.	618,800
11,585	Costco Wholesale Corp.	1,451,832
24,530	Kohl’s Corp.	1,497,066
25,445	Lowe’s Cos, Inc.	1,346,549
5,250	Tractor Supply Co.	322,928

		8,030,318

	SEMICONDUCTORS - 10.0%
3,875	Avago Technologies Ltd.	337,125
44,920	Linear Technology Corp.	1,993,999
34,055	Maxim Integrated Products, Inc.	1,029,823
75,525	NVIDIA Corp.	1,393,436
7,225	NXP Semiconductor NV *	494,407
23,780	Xilinx, Inc.	1,007,083

		6,255,873

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth (Continued)

As of September 30, 2014

Shares		Fair Value

	SOFTWARE - 5.9%
7,475	Aspen Technology, Inc. - Cl. A *	$281,957
15,325	Cerner Corp. *	912,910
10,750	Check Point Software Technologies Ltd. *	744,330
2,705	Informatica Corp. *	92,619
11,435	PTC, Inc. *	421,951
13,060	VMware, Inc. - Cl. A *	1,225,550

		3,679,317

	TELECOMMUNICATIONS - 1.8%
10,050	SBA Communications Corp. - Cl. A *	1,114,545

	TRANSPORTATION - 3.1%
2,155	Genesee & Wyoming, Inc. - Cl. A *	205,393
12,425	Norfolk Southern Corp.	1,386,630
16,145	Swift Transportation Co. - Cl. A *	338,722

		1,930,745

	TOTAL COMMON STOCK (Cost - $50,555,035)	59,039,471

	MASTER LIMITED PARTNERSHIPS - 1.6%
19,455	Lazard Ltd. - Cl. A (Cost $862,121)	986,369

	MONEY MARKET FUND - 3.3%
2,017,276	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $2,017,276)(A)	2,017,276

	TOTAL INVESTMENTS ( Cost - $53,434,432)(B) - 99.8%	$62,043,116

	OTHER ASSETS LESS LIABILITIES - NET - 0.2%	148,269

	NET ASSETS - 100.0%	$62,191,385

* Non-income producing securities.

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $53,473,316 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$9,077,397
	Unrealized depreciation	(507,597)

	Net unrealized appreciation	$8,569,800

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 88.8%
	AEROSPACE/EQUIPMENT- 2.1%
43,022	Kaman Corp.	$1,690,765

	APPAREL - 2.0%
65,400	Wolverine World Wide, Inc.	1,638,924

	BANKS - 14.8%
14,323	BancFirst Corp.	896,047
108,899	BBCN Bancorp, Inc.	1,588,836
62,047	Chemical Financial Corp.	1,668,444
67,308	Columbia Banking System, Inc.	1,669,912
63,800	First Financial Bancorp	1,009,954
28,575	Opus Bank *	875,252
61,657	Pacific Continental Corp.	792,292
59,330	WesBanco, Inc.	1,814,905
35,954	Wintrust Financial Corp.	1,606,065

		11,921,707

	BUILDING MATERIALS - 7.9%
37,211	Apogee Enterprises, Inc.	1,480,998
53,050	Boise Cascade Co. *	1,598,927
114,486	Continental Building Products, Inc. *	1,671,496
46,126	Trex Co., Inc. *	1,594,576

		6,345,997

	CHEMICALS - 2.1%
46,590	A. Schulman, Inc.	1,684,694

	COMMERCIAL SERVICES - 2.1%
106,000	Kelly Services, Inc. - Cl. A	1,661,020

	COMPUTERS - 1.9%
31,600	J2 Global, Inc.	1,559,776

	DISTRIBUTION/WHOLESALE - 1.1%
34,367	Beacon Roofing Supply, Inc. *	875,671

	ELECTRIC - 3.9%
35,300	ALLETE, Inc.	1,566,967
34,800	NorthWestern Corp.	1,578,528

		3,145,495

	ELECTRICAL & EQUIPMENT - 3.7%
19,445	Littelfuse, Inc.	1,656,325
22,210	Coherent, Inc. *	1,363,028

		3,019,353

	FOOD - 2.1%
18,363	J & J Snack Foods Corp.	1,718,042

	HEALTHCARE - 4.3%
26,700	Haemonetics Corp. *	932,364
19,765	Integra LifeSciences Holdings Corp. *	981,135
131,758	Merit Medical Systems, Inc. *	1,565,285

		3,478,784

	HOME FURNISHINGS - 2.1%
65,128	DTS, Inc. *	1,644,482

	INSURANCE - 4.2%
23,945	AMERISAFE, Inc.	936,489
86,000	Employers Holdings, Inc.	1,655,500
15,097	Safety Insurance Group, Inc.	813,879

		3,405,868

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value (Continued)

As of September 30, 2014

Shares		Fair Value

	MACHINERY - 5.2%
21,262	Alamo Group, Inc.	$871,742
53,193	Gorman-Rupp Co.	1,597,918
23,405	Hurco Cos, Inc.	881,432
12,162	Hyster-Yale Materials Handling, Inc. - CL. A	871,042

		4,222,134

	MEDIA - 1.1%
19,700	Meredith Corp.	843,160

	OFFICE FURNISHINGS - 1.0%
48,215	Knoll, Inc.	834,602

	OIL & NATURAL GAS - 9.3%
14,972	Bonanza Creek Energy, Inc. *	851,907
47,694	Contango Oil & Gas Co. *	1,585,349
170,400	PetroQuest Energy, Inc. *	957,648
126,388	Rex Energy Corp. *	1,601,336
32,800	RSP Permian, Inc. *	838,368
137,892	Synergy Resources Corp. *	1,680,903

		7,515,511

	OIL & GAS SERVICES - 1.0%
32,831	Matrix Service Co. *	791,884

	PIPELINES - 1.1%
31,200	Primoris Services Corp.	837,408

	RETAIL - 3.9%
20,000	Lithia Motors, Inc.	1,513,800
49,282	Rush Enterprises, Inc. *	1,648,483

		3,162,283

	SEMICONDUCTORS - 2.2%
64,183	Semtech Corp. *	1,742,568

	SOFTWARE - 3.8%
81,700	AVG Technologies NV *	1,354,586
63,021	Omnicell, Inc. *	1,722,364

		3,076,950

	TRANSPORTATION - 3.9%
69,015	Heartland Express, Inc.	1,653,599
66,600	Roadrunner Transportation Systems, Inc. *	1,517,814

		3,171,413

	TRUCKING & LEASING - 2.0%
38,896	TAL International Group, Inc.	1,604,460

	TOTAL COMMON STOCK (Cost - $66,657,222)	71,592,951

	MASTER LIMITED PARTNERSHIPS - 1.8%
24,900	Cone Midstream Partners LP *	699,690
39,170	World Point Terminals LP	744,622

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost - $1,474,844)	1,444,312

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value (Continued)

As of September 30, 2014

Shares		Fair Value

	REITs - 8.9%
67,093	CyrusOne, Inc.	$1,612,916
73,100	Inland Real Estate Corp.	724,421
38,500	Potlatch Corp.	1,548,085
78,708	STAG Industrial, Inc.	1,630,043
155,897	Summit Hotel Properties, Inc.	1,680,569

	TOTAL REITs (Cost - $6,460,597)	7,196,034

	MONEY MARKET FUND - 0.5%
411,973	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $411,973)(A)	411,973

	TOTAL INVESTMENTS (Cost - $75,004,636)(B) - 100.0%	$80,645,270

	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	17,917

	NET ASSETS - 100.0%	$80,663,187

* Non-income producing securities.

REIT - Real Estate Investment Trust

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $75,216,736 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$8,762,057
	Unrealized depreciation	(3,333,523)

	Net unrealized appreciation	$5,428,534

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 95.1%
	AEROSPACE/DEFENSE - 1.8%
33,550	B/E Aerospace, Inc. *	$2,816,187

	AUTO - 1.7%
50,400	BorgWarner, Inc.	2,651,544

	BANKS - 6.1%
69,900	CIT Group, Inc.	3,212,604
89,800	East West Bancorp, Inc.	3,053,200
29,786	SVB Financial Group *	3,338,713

		9,604,517

	BEVERAGES - 2.3%
56,900	Dr. Pepper Snapple Group, Inc.	3,659,239

	CHEMICALS - 3.1%
20,300	Rockwood Holdings, Inc.	1,551,935
14,850	Sherwin-Williams Co.	3,252,002

		4,803,937

	COMPUTERS - 2.4%
18,900	SanDisk Corp.	1,851,255
19,900	Western Digital Corp.	1,936,668

		3,787,923

	DISTRIBUTION/WHOLESALE - 3.6%
34,600	WESCO International, Inc. *	2,707,796
11,900	WW Grainger, Inc.	2,994,635

		5,702,431

	DIVERSIFIED FINANCIAL SERVICES - 6.1%
85,800	Eaton Vance Corp.	3,237,234
55,800	Franklin Resources, Inc.	3,047,238
84,000	Invesco Ltd.	3,316,320

		9,600,792

	ELECTRIC POWER - 1.9%
31,900	NextEra Energy, Inc.	2,994,772

	ELECTRONICS - 9.7%
33,100	Amphenol Corp.	3,305,366
65,600	PerkinElmer, Inc.	2,860,160
52,200	TE Connectivity Ltd.	2,886,138
25,100	Thermo Fisher Scientific, Inc.	3,054,670
65,900	Woodward, Inc.	3,138,158

		15,244,492

	FOOD - 5.8%
30,000	JM Smucker Co.	2,969,700
43,200	McCormick & Co., Inc.	2,890,080
83,750	Sysco Corp.	3,178,313

		9,038,093

	GAS - 2.0%
61,130	New Jersey Resources Corp.	3,087,676

	HEALTHCARE - 4.0%
23,100	CR Bard, Inc.	3,296,601
65,700	DENTSPLY International, Inc.	2,995,920

		6,292,521

	HOUSEHOLD PRODUCTS/WARES - 0.8%
18,900	Tupperware Brands Corp.	1,304,856

	INSURANCE - 2.7%
59,000	Axis Capital Holdings Ltd.	2,792,470
41,100	Unumprovident Corp.	1,413,018

		4,205,488

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value (Continued)

As of September 30, 2014

Shares		Fair Value

	MACHINERY - 1.9%
43,000	Flowserve Corp.	$3,032,360

	METAL FABRICATE/HARDWARE - 1.7%
11,500	Precision Castparts Corp.	2,724,120

	MISCELLANEOUS MANUFACTURING - 3.7%
63,600	AO Smith Corp.	3,007,008
29,200	SPX Corp.	2,742,756

		5,749,764

	OIL & NATURAL GAS - 9.4%
33,750	EOG Resources, Inc.	3,341,925
14,700	EQT Corp.	1,345,638
34,700	Marathon Petroleum Corp.	2,938,049
20,400	National Oilwell Varco, Inc.	1,552,440
62,500	Oasis Petroleum, Inc. *	2,613,125
30,900	Occidental Petroleum Corp.	2,971,035

		14,762,212

	PHARMACEUTICALS - 2.0%
44,200	Express Scripts Holding Co. *	3,121,846
1	Mallinckrodt PLC *	90

		3,121,936

	RETAIL - 5.1%
24,575	Advance Auto Parts, Inc.	3,202,122
33,725	MSC Industrial Direct Co., Inc.	2,882,138
26,600	PetSmart, Inc.	1,864,394

		7,948,654

	SEMICONDUCTORS - 6.2%
42,400	Avago Technologies Ltd.	3,688,800
32,000	Microchip Technology, Inc.	1,511,360
78,300	Skyworks Solutions, Inc.	4,545,315

		9,745,475

	TELECOMMUNICATIONS - 2.8%
95,500	Amdocs Ltd.	4,381,540

	TEXTILES - 2.1%
24,100	Mohawk Industries, Inc. *	3,249,162

	TRANSPORTATION - 2.1%
30,800	Union Pacific Corp.	3,339,336

	TOTAL COMMON STOCK (Cost - $110,627,306)	142,849,027

	MASTER LIMITED PARTNERSHIPS - 1.9%
60,600	Lazard Ltd. - Cl. A (Cost $2,278,082)	3,072,420

	REITs - 2.2%
26,600	Regency Centers Corp.	1,431,878
31,500	Ventas, Inc.	1,951,425

	TOTAL REITs (Cost $3,708,336)	3,383,303

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value (Continued)

As of September 30, 2014

Shares		Fair Value

	MONEY MARKET FUND - 5.1%
8,000,633	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $8,000,633)(A)	$8,000,633

	TOTAL INVESTMENTS (Cost - $124,614,357)(B) - 100.2%	$157,305,383

	OTHER ASSETS LESS LIABILITIES - NET - (0.2) %	(264,960)

	NET ASSETS - 100.0%	$157,040,423

* Non-income producing securities.

REIT - Real Estate Investment Trust

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $124,581,871 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation	$33,988,758
	Unrealized depreciation	(1,265,246)

	Net unrealized appreciation	$32,723,512

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income

As of September 30, 2014

Par Value		Fair Value

	BONDS AND NOTES - 95.9%
	CORPORATE BONDS - 39.8%
$ 1,000,000	ABB Finance USA, Inc., 2.875%, 5/08/2022	$990,020
1,000,000	Altera Corp., 1.750%, 5/15/2017	1,005,903
740,000	Analog Devices, Inc., 3.000%, 4/15/2016	763,216
1,000,000	Boardwalk Pipelines LP, 5.750%, 9/15/2019	1,092,364
750,000	Canadian National Railway Co., 5.800%, 6/01/2016	813,030
500,000	Covidien International Finance SA, 2.800%, 6/15/2015	508,197
800,000	DCP Midstream Operating LP, 2.700%, 4/01/2019	802,805
1,000,000	Delphi Automotive Systems Corp., 4.150%, 3/15/2024	1,022,079
325,000	Eaton Corp., 5.600%, 5/15/2018	365,685
1,200,000	Enable Midstream Partners LP, 3.900% 5/15/2024 (A)	1,195,890
1,000,000	Energy Transfer Partners LP, 6.700%, 7/01/2018	1,152,174
500,000	Enterprise Products Operating, LLC, 6.125%, 10/15/2039	605,110
900,000	Equity Residential, 5.125%, 3/15/2016	955,895
1,000,000	Glencore Funding, LLC., 4.125%, 5/30/2023 (A)	991,492
1,000,000	Health Care REIT, Inc., 3.750%, 3/15/2023	989,076
750,000	Husky Energy, Inc., 3.950%, 4/15/2022	778,580
966,973	John Sevier Combined Cycle Generation LLC, 4.626%, 1/15/2042	1,053,308
750,000	Johnson Controls, Inc., 5.000%, 3/30/2020	829,591
1,000,000	Kennametal, Inc., 3.875%, 2/15/2022	1,008,816
1,200,000	L-3 Comm Corp, 3.950%, 5/28/2024	1,193,020
800,000	LYB International Finance BV, 4.000%, 7/15/2023	829,205
500,000	Oneok, Inc., 4.250%, 2/01/2022	493,693
1,000,000	Petrobras Intl. Financial Co., 3.500%, 2/06/2017	1,019,880
1,000,000	Phillips 66, 2.950%, 5/01/2017	1,039,650
1,000,000	Plains All American Pipeline, 3.650%, 6/01/2022	1,019,028
1,000,000	Rabobank Nederland, 2.125%, 10/13/2015	1,017,162
750,000	Rio Tinto Finance USA, Ltd., 2.500%, 5/20/2016	769,774
1,000,000	Simon Property Group LP, 6.125%, 5/30/2018	1,148,302
1,200,000	Sunoco Logistics Partners LP, 4.250%, 4/1/2024	1,218,138
500,000	Transocean, Inc., 6.000%, 3/15/2018	539,557
750,000	Trinity Acquisition PLC, 4.625%, 8/15/2023	782,234
750,000	Tyco Electronics Group SA, 6.550%, 10/01/2017	854,606
1,200,000	Venta Realty LP/CAP Corp., 3.250% 8/15/2022	1,168,894

	TOTAL CORPORATE BONDS (Cost - $29,345,103)	30,016,374

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 56.1%
	GOVERNMENT NOTES & BONDS - 27.3%
2,500,000	Federal Farm Credit Bank, 5.125%, 8/25/2016	2,712,358
1,000,000	Federal Home Loan Bank, 5.000%, 11/17/2017	1,115,050
2,500,000	U.S. Treasury Bond, 4.500%, 2/15/2036	3,086,720
2,000,000	U.S. Treasury Note, 2.125%, 8/31/2020	2,010,859
9,000,000	U.S. Treasury Note, 3.125%, 5/15/2021	9,538,947
2,000,000	U.S. Treasury Note, 3.875%, 5/15/2018	2,177,110

	TOTAL GOVERNMENT NOTES & BONDS (Cost - $20,879,067)	20,641,044

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Fixed Income (Continued)

As of September 30, 2014

Par Value		Fair Value

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 28.8%
$ 44,022	GNMA Pool 3584, 6.000%, 7/20/2034	$50,716
110,001	GNMA Pool 3612, 6.500%, 9/20/2034	129,190
328,478	GNMA Pool 3625, 6.000%, 10/20/2034	377,824
126,212	GNMA Pool 3637, 5.500%, 11/20/2034	143,325
208,352	GNMA Pool 3665, 5.500%, 1/20/2035	236,640
109,976	GNMA Pool 3679, 6.000%, 2/20/2035	126,681
234,174	GNMA Pool 3711, 5.500%, 5/20/2035	265,972
190,752	GNMA Pool 3865, 6.000%, 6/20/2036	217,207
132,547	GNMA Pool 3910, 6.000%, 10/20/2036	151,320
265,210	GNMA Pool 4058, 5.000%, 12/20/2037	292,128
278,318	GNMA Pool 4072, 5.500%, 1/20/2038	315,557
1,038,275	GNMA Pool 4520, 5.000%, 8/20/2039	1,154,511
652,829	GNMA Pool 4541, 5.000%, 9/20/2039	725,904
1,143,961	GNMA Pool 4947, 5.000%, 2/20/2041	1,272,649
483,960	GNMA Pool 5204, 4.500%, 10/20/2041	526,765
9,331	GNMA Pool 585163, 5.000%, 2/15/2018	9,902
9,623	GNMA Pool 585180, 5.000%, 2/15/2018	10,212
6,098	GNMA Pool 592492, 5.000%, 3/15/2018	6,494
7,819	GNMA Pool 599821, 5.00%, 1/15/2018	8,255
169,161	GNMA Pool 604182, 5.500%, 4/15/2033	189,158
106,235	GNMA Pool 663776, 6.500%, 1/15/2037	120,590
1,429,657	GNMA Pool 701961, 4.500%, 6/15/2039	1,552,966
440,366	GNMA Pool 734437, 4.500%, 5/15/2041	479,408
1,140,204	GNMA Pool 737556, 4.500%, 10/15/2040	1,241,419
47,112	GNMA Pool 781694, 6.000%, 12/15/2031	53,688
1,188,546	GNMA Pool 783060, 4.000%, 8/15/2040	1,264,374
3,878,808	GNMA Pool AD8801, 3.500%, 3/15/2043	4,017,386
4,056,051	GNMA Pool MA0155, 4.000%, 6/20/2042	4,308,716
2,403,852	GNMA Pool MA0220, 3.500%, 7/20/2042	2,490,148

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost - $21,581,449)	21,739,105

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $42,460,516)	42,380,149

	TOTAL BONDS AND NOTES (Cost - $71,805,619)	72,396,523

Shares
	MONEY MARKET FUND - 3.7%
2,777,823	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $2,777,823)(B)	2,777,823

	TOTAL INVESTMENTS (Cost - $74,583,442)(C) - 99.6%	$75,174,346

	OTHER ASSETS LESS LIABILITIES - NET - 0.4%	322,646

	NET ASSETS - 100.0%	$75,496,992

GNMA - Government National Mortgage Association

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 2.90% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2014.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $74,583,442 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,577,171
Unrealized depreciation	(986,267)

Net unrealized appreciation	$590,904

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond

As of September 30, 2014

Par Value		Fair Value

	CORPORATE BONDS - 97.4%
$ 500,000	Access Midstream Partners LP, 5.875%, 4/15/2021	$530,000
500,000	Actuant Corp., 5.625%, 6/15/2022	522,500
500,000	AmeriGas Partners LP, 7.000%, 5/20/2022	526,250
500,000	Amstead Industries, Inc., 5.000%, 3/15/2022 (A)	487,500
250,000	Amstead Industries, Inc., 5.375%, 9/15/2024 (A)	243,750
500,000	Anixter, Inc., 5.625%, 5/01/2019	528,125
500,000	Antero Resources Finance Corp., 5.375%, 11/1/2021	499,375
500,000	ArcelorMittal, 6.750%, 2/25/2022 (C)	539,375
500,000	Atlas Pipeline Partners LP, 5.875%, 8/01/2023	491,250
500,000	Basic Energy Services, Inc., 7.750%, 10/15/2022	522,500
450,000	Biomet, Inc., 6.500%, 8/01/2020	478,125
500,000	Bombardier, Inc., 6.125%, 1/15/2023 (A)	503,125
500,000	Braskem Finance, Ltd., 6.450%, 2/3/2024	521,250
500,000	Calfrac Holdings LP, 7.500%, 12/01/2020 (A)	525,000
250,000	California Resources Corp., 6.000%, 11/5/2024 (A)	257,500
500,000	Calumet Specialty Product Partners, 6.500%, 4/15/2021 (A)	477,500
250,000	Cascades, Inc., 5.500%, 7/15/2022 (A)	243,437
415,000	Catamaran Corp., 4.750%, 3/15/2021	400,216
500,000	Cemex Finance LLC, 6.000%, 4/1/2024 (A)	499,850
500,000	CGG Veritas, 6.500%, 6/1/2021	440,000
500,000	Cloud Peak Energy Resources LLC, 8.500%, 12/15/2019	521,250
500,000	CommScope, Inc., 5.000%, 6/15/2021 (A)	492,500
125,000	Corrections Corp. of America, 4.125%, 4/01/2020	123,125
500,000	Crestwood Midstream Partners LP, 6.000%, 12/15/2020	505,000
500,000	Crestwood Midstream Partners LP, 7.750%, 4/01/2019	526,250
500,000	DCP Midstream, LLC., 5.850%, 5/21/2043 (A)(B)	496,250
500,000	Denbury Resources, Inc., 5.500%, 5/1/2022	495,625
500,000	Digicel, Ltd., 6.000%, 4/15/2021 (A)	496,250
350,000	DuPont Fabros Technology LP, 5.875%, 9/15/2021	357,875
500,000	Eldorado Gold Corp., 6.125%, 12/15/2020 (A)	498,750
500,000	Energy Transfer Equity LP, 5.875%, 1/15/2024	508,750
500,000	EV Energy Partners/Fin, 8.000%, 4/15/2019	520,000
500,000	Ferrellgas LP, 6.750%, 1/15/2022	490,000
500,000	FTI Consulting, Inc., 6.000%, 11/15/2022	508,750
500,000	General Cable Corp., 5.750%, 10/01/2022 (C)	467,500
500,000	Genesis Energy LP, 5.750%, 2/15/2021	490,625
500,000	Geo Group, Inc., 5.125%, 4/01/2023	483,750
500,000	Gibraltar Industries, Inc., 6.250%, 2/01/2021 (C)	515,000
500,000	Global Part/GLP Finance, 6.250%, 7/15/2022(A)	500,000
500,000	Group 1 Automotive, Inc., 5.000%, 6/1/2022 (A)	486,250
500,000	Hiland Partners LP, 5.500%, 5/15/2022 (A)	487,500
350,000	Hiland Partners LP, 7.250%, 10/1/2020 (A)	372,750
500,000	HJ Heinz Co., 4.250%, 10/15/2020	498,125
500,000	Hologic, Inc., 6.250%, 8/01/2020	517,500
500,000	Hornbeck Offshore Services, Inc., 5.000%, 3/01/2021	477,500
750,000	Iron Mountain, 6.000%, 8/15/2023	772,500
500,000	Iron Mountain, 7.750%, 10/1/2019	536,250
500,000	Jaguar Land Rover PLC, 8.125%, 5/15/2021 (A)	549,375
500,000	Kinder Morgan, Inc., 5.000%, 2/15/2021 (A)	523,750
500,000	Kodiak Oil & Gas Corp., 5.500%, 2/01/2022	505,000
500,000	Land O’ Lakes, Inc., 6.000%, 11/15/2022 (A)	536,850
125,000	LKQ Corp., 4.750%, 5/15/2023	121,250
400,000	Mcron Finance Sub LLC, 8.375%, 5/15/2019 (A)	432,000
500,000	MedAssets, Inc., 8.000%, 11/15/2018	521,250
500,000	Millicom International Cellular SA, 4.750%, 5/22/2020 (A)	478,750
500,000	MPT Operating Partnership LP, 6.375%, 2/15/2022	536,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  High Yield Bond (Continued)

As of September 30, 2014

Par Value		Fair Value

	CORPORATE BONDS - 97.4% (continued)
$ 500,000	Martin Midstream Partners LP, 7.250%, 2/15/2021	$501,250
250,000	NGL Energy Partners LP, 5.125%, 7/15/2019 (A)	245,313
500,000	NGL Energy Partners LP, 6.875%, 10/15/2021 (A)	522,500
500,000	NuStar Logistics LP, 6.750%, 2/01/2021	546,250
500,000	Omnicare, Inc., 7.750%, 6/01/2020	531,250
500,000	Oshkosh Corp., 8.500%, 3/1/2020	530,000
500,000	Pacific Drilling V, Ltd., 5.375%, 6/01/2020 (A)	460,000
250,000	Parker Drilling Co., 6.750%, 7/15/2022 (A)	252,500
250,000	Parker Drilling Co., 7.500%, 8/01/2020 (A)	262,500
500,000	PolyOne Corp., 7.375%, 9/15/2020	528,125
500,000	Regency Energy Partners LP, 4.500%, 11/01/2023	486,250
500,000	Resolute Energy Corp., 8.500%, 5/01/2020	503,750
500,000	Reynolds Group Issuer, Inc., 9.000%, 4/15/2019	523,125
500,000	Rose Rock Midstream, 5.625%, 7/15/2022 (A)	496,250
1,000,000	Rosetta Resources, Inc., 5.875%, 6/1/2024	983,750
500,000	Samson Investment Co., 9.750%, 2/15/2020 (C)	456,250
500,000	Sealed Air Corp., 5.250%, 4/01/2023 (A)	492,500
200,000	Sealed Air Corp., 6.500%, 12/01/2020 (A)	214,250
500,000	SemGroup LP, 7.500%, 6/15/2021	527,500
500,000	Steel Dynamics, Inc., 5.250%, 4/15/2023	506,250
500,000	Suburban Propane Partners, 5.500%, 6/1/2024	478,750
500,000	Summit Midstream Holdings LLC, 7.500%, 7/1/2021	537,500
182,000	Suncoke Energy, 7.625%, 8/01/2019	192,147
500,000	Targa Resources Partners LP, 4.250%, 11/15/2023	482,500
500,000	Tesoro Corp., 5.375%, 10/01/2022	505,000
391,000	Tesoro Logistics LP, 5.875%, 10/01/2020	406,640
500,000	Tullow Oil PLC, 6.000%, 11/1/2020 (A)	502,500
500,000	Ultra Pertoleum Corp., 6.125%, 10/1/2024 (A)	480,000
500,000	United States Steel Corp., 7.500%, 3/15/2022	541,250
100,000	USG Corp., 5.875%, 11/1/2021 (A)	102,500
500,000	USG Corp., 9.750%, 1/15/2018 (C)	582,500
500,000	VeriSign, Inc., 4.625%, 5/01/2023	485,000
500,000	VimpelCom Holdings BV, 5.950%, 2/13/2023 (A)	461,250
250,000	WhiteWave Foods Co., 5.375%, 10/1/2022	253,125
500,000	WPX Energy, Inc., 5.250%, 9/15/2024	486,250
250,000	WR Grace & Co., 5.125%, 10/1/2021 (A)	254,688

	TOTAL CORPORATE BONDS (Cost $42,695,477)	42,907,891

Shares
	MONEY MARKET FUND - 1.5%
676,549	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $676,549)(B)	676,549

	TOTAL INVESTMENTS (Cost $43,372,026)(D) - 98.9%	$43,584,440

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.1%	465,043

	NET ASSETS - 100.0%	$44,049,483

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 32.5% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the rate shown represents the yield at September 30, 2014.

(C) Step coupon security; interest rate shown reflects the rate currently in effect.

(D) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $43,372,026 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$885,897
Unrealized depreciation	(673,483)

Net unrealized appreciation	$212,414

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 94.1%
	AEROSPACE/DEFENSE - 2.7%
7,001	Elbit Systems Ltd.	$434,692

	BANKS - 10.3%
13,900	Bank Hapoalim BM (ADR)	392,536
92,000	Bank Leumi Le-Israel BM *	372,585
19,300	First International Bank Of Israel BM.	295,202
170,000	Israel Discount Bank Ltd. *	292,555
26,000	Mizrahi Tefahot Bank Ltd. *	310,735

		1,663,613

	BUILDING MATERIALS - 2.3%
7,200	Caesar Stone SDot Yam Ltd.	372,096

	CHEMICALS - 4.3%
17,000	Frutarom Industries Ltd.	431,449
37,400	Israel Chemicals Ltd. (ADR)	265,914

		697,363

	COMMERCIAL SERVICES - 1.7%
17,000	Nitsba Holdings 1995 Ltd. *	278,111

	COMPUTERS - 0.8%
24,210	Matrix IT Ltd.	131,233

	ELECTRONICS - 4.2%
14,896	Ituran Location and Control Ltd.	315,050
23,500	Orbotech Ltd. *	366,130

		681,180

	ENERGY ALTERNATE SOURCES - 1.9%
43,300	Ormat Industries	304,761

	FOOD - 4.5%
13,000	Osem Investments Ltd.	278,942
5,700	Rami Levi Chain Stores	282,362
59,000	Shufersal Ltd.	166,874

		728,178

	HOME BUILDERS - 1.8%
1,000	Bayside Land Corp.	280,394

	HOUSEHOLD PRODUCTS/WARES - 1.9%
10,500	SodaStream International Ltd. *	309,645

	INTERNET - 1.2%
34,000	Perion Network Ltd. *	189,040

	INVESTMENT COMPANIES - 2.1%
600	Israel Corp. Ltd *	337,613

	OIL & NATURAL GAS - 11.9%
338,000	Avner Oil Exploration LLP	334,413
61,000	Delek Drilling LP	333,802
1,536,664	Isramco Negev 2 LP *	329,932
5,000	Noble Energy Inc.	341,800
1,900	Paz Oil Co. Ltd.	300,310
2,100,000	Ratio Oil Exploration LP *	277,028

		1,917,285

	PHARMACEUTICALS - 5.0%
39,000	OPKO Health Inc. *	331,890
3,100	Taro Pharmaceutical Industries Ltd. *	476,966

		808,856

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Israel Common Values (Continued)

As of September 30, 2014

Shares		Fair Value

	REAL ESTATE - 11.2%
105,000	Amot Investments Ltd.	$344,860
7,500	Azrieli Group	257,526
27,000	Gazit-Globe Ltd.	336,758
162,000	Industrial Buildings Corp.	290,176
34,000	Jerusalem Economy Ltd.	271,051
11,366	Melisron Ltd.	305,540

		1,805,911

	SEMICONDUCTORS - 6.7%
7,000	Mellanox Technologies Ltd. *	314,090
33,533	Nova Measuring Instruments Ltd. *	362,156
40,100	Tower Semiconductor Ltd. *	407,817

		1,084,063

	SOFTWARE - 8.8%
5,100	Check Point Software Technologies Ltd. *	353,124
42,900	Magic Software Enterprises Ltd.	297,297
18,000	RADWARE Ltd. *	317,880
8,000	Verint Systems Inc. *	444,880

		1,413,181

	TELECOMMUNICATIONS - 10.8%
15,400	Allot Communications Ltd. *	175,868
28,200	Cellcom Israel, Ltd. *	309,636
14,000	EZchip Semiconductor Ltd.	337,680
8,700	NICE Systems Ltd. (ADR)	354,873
43,000	Partner Communications Co. Ltd. (ADR) *	303,150
9,200	Silicom Ltd.	268,180

		1,749,387

	TOTAL COMMON STOCKS (Cost - $12,872,458)	15,186,602

	REITs - 2.0%
45,000	Alony Hetz Properties & Investments Ltd. (Cost - $274,334)	324,910

	MONEY MARKET FUND - 4.2%
676,183	Fidelity Institutional Money Market Portfolio, 0.01% (Cost $676,183)(A)	676,183

	TOTAL INVESTMENTS (Cost $13,822,975)(B) - 100.3%	$16,187,695

	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(40,710)

	NET ASSETS - 100.0%	$16,146,985

* Non-income producing securities.

(ADR) American Depositary Receipt

REIT - Real Estate Investment Trust

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,624,723 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,897,151
Unrealized depreciation	(1,334,179)

Net unrealized appreciation	$1,562,972

Diversification of Assets

Country	% of Net Assets

Israel	89.14%
United States	11.12%

Total	100.25%

Other Assets Less Liabilities - Net	-0.25%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 26.0%
	CHEMICALS - 5.5%
3,996	Agrium, Inc.	$355,644
959	American Vanguard Corp.	10,741
4,448	CF Industries Holdings, Inc.	1,241,971
1,323	FMC Corp.	75,662
5,759	Intrepid Potash, Inc. *	88,977
11,989	K+S AG	339,989
7,761	Mosaic Co.	344,666
19,011	Potash Corp. of Saskatchewan, Inc.	657,020
768	Rayonier Advanced Materials, Inc.	25,275
8,356	Sociedad Quimica y Minera de Chile SA (ADR)	218,426
4,328	Syngenta AG (ADR)	274,265
5,904	Uralkali OJSC (GDR)	104,370

		3,737,006

	COAL - 0.0%
1,103	Peabody Energy Corp.	13,655

	ENVIRONMENTAL CONTROL - 0.1%
3,171	Darling Ingredients, Inc. *	58,093

	FOOD - 0.7%
888	Hormel Foods Corp.	45,634
2,468	Ingredion, Inc.	187,050
6,770	Tyson Foods, Inc.	266,535

		499,219

	IRON / STEEL - 1.8%
1,178	Allegheny Technologies, Inc.	43,704
6,888	ArcelorMittal	94,297
6,601	JFE Holdings, Inc.	131,725
55,828	Nippon Steel & Sumitomo Metal Corp.	144,877
979	POSCO (ADR)	74,306
502	Reliance Steel & Aluminum Co.	34,337
11,215	Severstal OAO (ADR)	111,569
2,358	ThyssenKrupp AG *	61,866
49,261	Vale SA (ADR)	542,364

		1,239,045

	MACHINERY - 0.5%
3,416	AGCO Corp.	155,291
2,315	CNH Industrial NV	18,358
2,525	Joy Global, Inc.	137,714

		311,363

	MINING - 6.6%
4,028	Agnico Eagle Mines Ltd.	116,933
3,102	Allied Nevada Gold Corp. *	10,268
7,252	Anglo American PLC	162,746
28,418	AngloGold Ashanti Ltd. (ADR) *	341,016
2,159	Antofagasta PLC	25,241
11,197	BHP Billiton Ltd. (ADR)	659,279
234	BHP Billiton PLC (ADR)	12,994
451	Cameco Corp.	7,965
8,295	Cia de Minas Buenaventura SA (ADR)	96,056
1,877	Coeur d’Alene Mines Corp. *	9,310
20,805	Eldorado Gold Corp.	140,226
1,198	First Quantum Minerals Ltd.	23,169
3,802	Franco-Nevada Corp.	185,842
15,487	Freeport-McMoRan Copper & Gold, Inc.	505,651
47,005	Glencore International PLC	261,582
9,446	Gold Fields Ltd. (ADR)	36,839
8,495	Goldcorp, Inc.	195,640
7,047	Harmony Gold Mining Co. Ltd. (ADR) *	15,222
5,932	Hecla Mining Co.	14,711
6,495	IAMGOLD Corp. *	17,926
549	Kazakhmys PLC *	2,345

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies (Continued)

As of September 30, 2014

Shares		Fair Value

	MINING (Continued) - 6.6%
39,028	Kinross Gold Corp. *	$128,792
5,670	MMC Norilsk Nickel OJSC (ADR)	105,349
4,211	New Gold, Inc. *	21,266
4,098	Newmont Mining Corp.	94,459
2,912	Pan American Silver Corp.	31,974
2,323	Randgold Resources Ltd. (ADR)	157,012
8,492	Rio Tinto PLC (ADR)	417,637
2,101	Royal Gold, Inc.	136,439
987	Sesa Goa, Ltd. (ADR)	17,036
16,167	Silver Wheaton Corp.	322,208
5,122	Southern Copper Corp.	151,867
3,943	Teck Resources Ltd.	74,811
7,265	Yamana Gold, Inc.	43,590

		4,543,401

	OIL & NATURAL GAS - 8.5%
492	Anadarko Petroleum Corp.	49,908
2,775	Apache Corp.	260,489
14,836	BG Group PLC	274,245
1,428	Canadian Natural Resources Ltd.	55,463
1,966	Cenovus Energy, Inc.	52,988
901	Chesapeake Energy Corp.	20,714
9,965	ConocoPhillips	762,522
2,644	Devon Energy Corp.	180,268
1,870	Encana Corp.	39,663
1,233	Ensco PLC - Cl. A	50,935
1,914	EOG Resources, Inc.	189,524
23,500	Inpex Corp.	332,025
15,277	Lukoil OAO (ADR)	779,127
14,378	Marathon Oil Corp.	540,469
647	Noble Energy, Inc.	44,229
901	NOVATEK OAO (GDR)	93,884
5,432	Occidental Petroleum Corp.	522,287
7,011	Petroleo Brasileiro SA (ADR)	99,486
244	Pioneer Natural Resources Co.	48,060
2,957	Reliance Industries Ltd. (GDR)	90,189
13,084	Rosneft OAO (GDR)	76,240
64	Seventy Seven Energy, Inc. *	1,519
2,812	Southwestern Energy Co. *	98,279
2,782	Statoil ASA (ADR)	75,559
14,122	Total SA	917,594
2,350	Transocean Ltd.	75,130
2,181	Valero Energy Corp.	100,915

		5,831,711

	OIL & GAS SERVICES - 1.9%
2,827	Baker Hughes, Inc.	183,924
1,449	Cameron International Corp. *	96,184
1,954	FMC Technologies, Inc. *	106,122
11,405	Halliburton Co.	735,737
2,210	National Oilwell Varco, Inc.	168,181
552	NOW, Inc. *	16,786

		1,306,934

	PIPELINES - 0.3%
3,591	Kinder Morgan, Inc.	137,679
1,592	TransCanada Corp.	82,142

		219,821

	WATER - 0.1%
10,864	Cia de Saneamento Basico do Estado de Sao Paulo	88,107

	TOTAL COMMON STOCK (Cost - $18,864,652)	17,848,355

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies (Continued)

As of September 30, 2014

Shares		Fair Value

	REITs - 29.3%
5,000	Acadia Realty Trust	$137,900
4,000	Apartment Investment & Management Co.	127,280
4,350	AvalonBay Communities, Inc.	613,220
8,600	Boston Properties, Inc.	995,536
10,700	Brandywine Realty Trust	150,549
5,700	Camden Property Trust	390,621
13,000	CBL & Associates Properties, Inc.	232,700
31,100	DDR Corp.	520,303
39,700	DiamondRock Hospitality Co.	503,396
10,300	Douglas Emmett, Inc.	264,401
16,600	Education Realty Trust, Inc.	170,648
4,700	Equity Lifestyle Properties, Inc.	199,092
16,300	Equity Residential	1,003,754
4,754	Essex Property Trust, Inc.	849,778
7,800	Extra Space Storage, Inc.	402,246
2,500	Federal Realty Investment Trust	296,150
10,100	FelCor Lodging Trust, Inc.	94,536
18,800	First Industrial Realty Trust, Inc.	317,908
7,400	First Potomac Realty Trust	86,950
17,700	HCP, Inc.	702,867
8,700	Health Care REIT, Inc.	542,619
5,400	Highwoods Properties, Inc.	210,060
20,300	Hospitality Properties Trust	545,055
5,500	Kilroy Realty Corp.	326,920
27,000	Kimco Realty Corp.	591,570
23,700	Lexington Realty Trust	232,023
11,000	Liberty Property Trust	365,860
13,963	Macerich Co.	891,258
4,208	Mid-America Apartment Communities, Inc.	276,255
6,900	National Retail Properties, Inc.	238,533
1,183	Plum Creek Timber Co., Inc.	46,149
21,494	Prologis, Inc.	810,324
4,000	PS Business Parks, Inc.	304,560
5,700	Public Storage	945,288
6,406	Rayonier, Inc.	199,483
3,700	Regency Centers Corp.	199,171
12,229	Simon Property Group, Inc.	2,010,692
8,150	SL Green Realty Corp.	825,758
27,200	Strategic Hotels & Resorts, Inc. *	316,880
7,200	Summit Hotel Properties, Inc.	77,616
5,700	Taubman Centers, Inc.	416,100
14,200	UDR, Inc.	386,950
13,259	Ventas, Inc.	821,395
6,514	Washington Prime Group, Inc.	113,864
10,100	Weingarten Realty Investors	318,150

	TOTAL REITs (Cost - $17,674,951)	20,072,368

	EXCHANGE TRADED FUNDS - 8.4%
19,000	iShares Silver Trust *	310,650
82,100	PowerShares DB Agriculture Fund *	2,097,655
69,700	PowerShares DB Base Metals Fund *	1,178,627
49,800	PowerShares DB Commodity Index Tracking Fund *	1,156,356
25,000	PowerShares DB Energy Fund *	672,997
2,900	SPDR Gold Shares *	337,009

	TOTAL EXCHANGE TRADED FUNDS (Cost - $6,464,282)	5,753,294

Par Value
	BONDS & NOTES - 31.3%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 2.8%
$ 884,844	GNMA Pool MA0155, 4.000%, 6/20/2042	939,964
483,959	GNMA Pool 5204, 4.500%, 10/20/2041	526,765
432,652	GNMA Pool 4947, 5.000%, 2/20/2041	481,323

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost - $1,924,816)	1,948,052

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Defensive Strategies (Continued)

As of September 30, 2014

Par Value		Fair Value

	COPORATE BONDS - 3.3%
	CHEMICALS - 0.6%
$ 400,000	LYB International Finance BV, 4.000%, 7/15/2023	$414,602

	OIL & GAS - 0.7%
500,000	Petrobras International Finance Co. SA, 3.50%, 2/6/2017	509,940

	PIPELINES - 1.3%
400,000	DCP Midstream Operating LP, 2.700%, 4/1/2019	401,402
400,000	Energy Transfer Partners LP, 6.700%, 7/1/2018	460,870

		862,272

	REITs - 0.7%
500,000	Health Care REIT, Inc., 3.75%, 3/15/2023	494,538

	TOTAL CORPORATE BONDS (Cost - $2,242,898)	2,281,352

	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 25.2%
2,575,000	TIPS, 1.125%, 1/15/2021	2,943,860
500,000	TIPS, 1.250%, 7/15/2020	580,369
1,650,000	TIPS, 1.625%, 1/15/2018	1,993,888
2,535,000	TIPS, 1.750%, 1/15/2028	3,212,776
745,000	TIPS, 2.000%, 1/15/2016	926,219
850,000	TIPS, 2.000%, 1/15/2026	1,162,501
1,550,000	TIPS, 2.125%, 1/15/2019	1,880,196
625,000	TIPS, 2.125%, 2/15/2041	847,244
1,050,000	TIPS, 2.375%, 1/15/2017	1,325,290
395,000	TIPS, 2.375%, 1/15/2025	585,305
1,350,000	TIPS, 2.500%, 1/15/2029	1,830,000

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost - $17,675,207)	17,287,648

Shares
	MONEY MARKET FUND - 4.8%
3,262,240	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $3,262,240)(A)	3,262,240

	TOTAL INVESTMENTS (Cost - $68,109,046)(B) - 99.8%	$68,453,309

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	158,466

	NET ASSETS - 100.0%	$68,611,775

* Non-income producing securities.

GNMA - Government National Mortgage Association

REIT - Real Estate Investment Trust

(ADR) American Depositary Receipt

(GDR) Global Depositary receipt

(A) Variable rate security; the rate shown represents the yield at September 30, 2014.

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $68,098,755 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,800,117
Unrealized depreciation	(4,445,563)

Net unrealized appreciation	$354,554

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Strategic Growth

As of September 30, 2014

Shares		Fair Value

	MUTUAL FUNDS (A) - 100.3%
290,580	Timothy Plan Aggressive Growth Fund	$2,667,524
502,579	Timothy Plan Defensive Strategies Fund	5,719,354
248,955	Timothy Plan Emerging Markets Fund	2,546,812
426,068	Timothy Plan Growth & Income Fund *	4,665,444
630,532	Timothy Plan High Yield Bond Fund	5,983,749
784,166	Timothy Plan International Fund	6,971,235
187,486	Timothy Plan Israel Common Values Fund	2,307,955
726,025	Timothy Plan Large/Mid Cap Growth Fund	6,287,374
304,326	Timothy Plan Large/Mid Cap Value Fund	5,967,827
143,014	Timothy Plan Small Cap Value Fund	2,828,821

	TOTAL MUTUAL FUNDS (Cost - $39,869,793)	45,946,095

	TOTAL INVESTMENTS (Cost - $39,869,793)(B) - 100.3%	$45,946,095

	OTHER ASSETS LESS LIABILITIES - NET - (0.3) %	(153,210)

	NET ASSETS - 100.0%	$45,792,885

* Non-income producing securities.

(A) Affiliated Funds - Class A

(B) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,316,672 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,346,552
Unrealized depreciation	(1,717,129)

Net unrealized appreciation	$4,629,423

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Conservative Growth

As of September 30, 2014

Shares		Fair Value

	MUTUAL FUNDS (A) - 99.7%
146,706	Timothy Plan Aggressive Growth Fund	$1,346,760
629,393	Timothy Plan Defensive Strategies Fund	7,162,496
171,606	Timothy Plan Emerging Markets Fund	1,755,528
1,672,013	Timothy Plan Fixed Income Fund	17,439,094
544,933	Timothy Plan Growth & Income Fund *	5,967,016
537,887	Timothy Plan High Yield Bond Fund	5,104,545
666,622	Timothy Plan International Fund	5,926,273
194,497	Timothy Plan Israel Common Values Fund	2,394,258
566,804	Timothy Plan Large/Mid Cap Growth Fund	4,908,520
234,925	Timothy Plan Large/Mid Cap Value Fund	4,606,876
157,007	Timothy Plan Small Cap Value Fund	3,105,603

	TOTAL MUTUAL FUNDS (Cost - $56,247,717)	59,716,969

	MONEY MARKET FUND - 0.3%
162,747	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $162,747)(B)	162,747

	TOTAL INVESTMENTS (Cost - $56,410,464)(C) - 100.0%	$59,879,716

	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	22,124

	NET ASSETS - 100.0%	$59,901,840

* Non-income producing securities.

(A) Affiliated Funds - Class A

(B) Variable rate security; the rate shown represents the yield at September 30, 2014.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $56,979,023 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,972,612
Unrealized depreciation	(1,071,919)

Net unrealized appreciation	$2,900,693

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 85.9%
	AEROSPACE/DEFENSE - 2.5%
7,820	Embraer SA (ADR)	$306,700

	AGRICULTURE- 2.1%
28,300	Adecoagro SA *	249,040

	AIRLINES - 1.8%
2,067	Copa Holdings SA - Cl. A	221,769

	APPAREL - 0.7%
29,000	Yue Yuen Industrial Holdings Ltd.	87,949

	AUTOMOTIVE - 4.7%
4,270	China Yuchai International Ltd.	79,166
1,250	Hyundai Mobis Co. Ltd.	304,442
3,700	Kia Motors Corp.	188,294

		571,902

	BANKS - 14.4%
7,600	Banco Bradesco SA	109,564
12,800	Banco do Brasil SA	133,054
2,880	Banco Latinoamericano de Comercio Exterior SA	88,358
13,480	Erste Group Bank AG	308,728
31,760	Sberbank of Russia (ADR)	249,888
12,730	Standard Chartered PLC	235,419
13,440	TCS Group Holding PLC (GDR) *	63,034
78,000	Turkiye Garanti Bankasi AS	273,720
144,200	Turkiye Vakiflar Bankasi Tao	266,932

		1,728,697

	BUILDING MATERIALS - 2.1%
15,284	Cemex SAB de CV (ADR) *	199,303
145,724	Desarrolladora Homex SAB de CV * (A)	24,041
373,450	Urbi Desarrollos Urbanos SAB de CV * (A)	25,593

		248,937

	CHEMICALS - 1.6%
198,500	Yingde Gases	187,628

	COMMERCIAL SERVICES - 1.2%
52,200	ITE Group PLC	143,469

	DISTRIBUTION / WHOLESALE - 2.0%
60,530	Aygaz AS	246,931

	DIVERSIFIED FINANCIAL SERVICES - 6.4%
6,400	Hana Financial Group, Inc.	233,508
6,840	KB Financial Group, Inc.	249,886
6,100	Shinham Financial Group Co., Ltd.	280,949

		764,343

	ELECTRIC - 6.6%
7,590	APR Energy PLC	66,705
55,830	Centrais Eletricas Brasileiras SA (ADR)	150,741
8,600	Cia Paranaense de Energia	82,092
10,480	Cia Paranaense de Energia (ADR)	143,262
9,670	Reliance Infrastructure Ltd. (GDR)	268,826
46,980	RusHydro JSC (ADR)	84,564

		796,190

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets (Continued)

As of September 30, 2014

Shares		Fair Value

	FOOD - 7.2%
344,000	First Pacific Co., Ltd.	$358,384
90	Lotte Confectionery Co., Ltd.	185,849
115,100	Marfrig Alimentos SA *	316,733

		860,966

	HOLDING COMPANY - 0.6%
10,260	Haw Par Corp., Ltd.	70,562

	INVESTMENT COMPANIES - 1.0%
8,670	Grupo Aval Acciones y Valores (ADR)	117,478

	IRON/STEEL - 5.2%
1,460	POSCO	454,516
6,900	Ternium SA (ADR)	165,945

		620,461

	OIL & NATURAL GAS - 6.3%
7,664	Lukoil OAO (ADR)	390,098
25,099	Petroleo Brasileiro SA (ADR)	373,724

		763,822

	PHARMACEUTICAL - 0.7%
89,780	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	82,309

	RETAIL - 7.2%
2,110,000	Bosideng International Holdings Ltd.	304,328
50,000	Chow Tai Fook Jewellery Group Ltd.	65,033
136,000	Lifestyle International Holdings Ltd. (A)	255,702
82,000	Luk Fook Holdings International Ltd.	238,123

		863,186

	SEMICONDUCTORS - 4.1%
440	Samsung Electronics Co., Ltd.	494,051

	TELECOMMUNICATIONS - 2.2%
510,700	XL Axiata TBK PT	259,792

	TEXTILES - 0.7%
164,000	Weiqiao Textile Co.	81,944

	TRANSPORTATION - 1.3%
18,500	Globaltrans Investment PLC (GDR)	155,400

	WATER - 3.3%
48,900	Cia de Saneamento Basico do Estado de Sao Paulo	396,303

	TOTAL COMMON STOCK (Cost - $11,025,583)	10,319,829

	PREFERRED STOCK - 4.7%
6,700	Banco Bradesco SA	95,742
2,050	Hyundai Mobis	229,243
346,500	Surgutneftegas OAO *	238,899

	TOTAL PREFERRED STOCK (Cost - $489,027)	563,884

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Emerging Markets (Continued)

As of September 30, 2014

Shares		Fair Value

	REITs - 4.0%
175,710	Mexico Real Estate Management SA de CV	$310,053
76,862	PLA Administradora Industrial S de RL de CV	169,336

	TOTAL REITs (Cost - $459,488)	479,389

	MONEY MARKET FUND - 2.9%
350,124	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $350,124)(B)	350,124

	TOTAL INVESTMENTS (Cost - $12,324,222)(C) - 97.5%	$11,713,226

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 2.5%	305,775

	NET ASSETS - 100.0%	$12,019,001

* Non-income producing securities.

(ADR) American Depositary Receipt

(GDR) Global Depositary receipt

REITs - Real Estate Investment Trusts

(A) Illiquid security; the Advisor has determined the security to be illiquid. At September 30, 2014, the securities amounted to 2.5% of net assets.

(B) Variable rate security; the rate shown represents the yield at September 30, 2014.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,363,822 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$735,112
Unrealized depreciation	(1,385,708)

Net unrealized depreciation	$(650,596)

Diversification of Assets

Country	% of Net Assets

Austria	2.57%
Brazil	17.54%
Britain	3.15%
China	0.68%
Colombia	0.98%
Cyprus	1.82%
Hong Kong	12.46%
India	2.24%
Indonesia	2.16%
Luxembourg	3.45%
Mexico	6.06%
Panama	2.58%
Russia	8.02%
United States	3.47%
Singapore	1.25%
South Korea	21.80%
Turkey	7.24%

Total	97.47%

Other Assets in Excess of Liabilities - Net	2.53%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income

As of September 30, 2014

Shares		Fair Value

	COMMON STOCK - 44.4%
	AEROSPACE/DEFENSE - 0.6%
1,300	Alliant Techsystems, Inc.	$165,932

	AGRICULTURE - 0.9%
4,000	Andersons, Inc.	251,520

	AUTO PARTS & EQUIPMENT - 2.2%
6,500	Goodyear Tire & Rubber Co.	146,803
3,300	Magna International, Inc.	313,203
4,000	Standard Motor Products, Inc.	137,720

		597,726

	BANKS - 0.6%
5,145	Southside Bancshares, Inc.	171,071

	BEVERAGES - 0.9%
4,000	Dr Pepper Snapple Group, Inc.	257,240

	BIOTECHNOLOGY - 0.3%
10,000	PDL BioPharma, Inc.	74,700

	CHEMICALS - 4.3%
3,500	Celanese Corp.	204,820
900	CF Industries Holdings, Inc.	251,298
10,000	Huntsman Corp.	259,900
5,000	Olin Corp.	126,250
4,000	Westlake Chemical Corp.	346,360

		1,188,628

	COMMERCIAL SERVICES - 5.7%
2,800	Deluxe Corp.	154,448
5,000	DeVry Education Group, Inc.	214,050
7,000	H&R Block, Inc.	217,070
6,000	Multi-Color Corp.	272,880
18,200	RR Donnelley & Sons Co.	299,572
3,900	United Rentals, Inc. *	433,290

		1,591,310

	COMPUTERS - 1.8%
6,000	Insight Enterprises, Inc. *	135,780
3,900	Western Digital Corp.	379,548

		515,328

	DISTRIBUTION/WHOLESALE - 0.6%
2,800	Arrow Electronics, Inc. *	154,980

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
4,000	Piper Jaffray Cos *	208,960

	ELECTRIC - 2.6%
10,500	Empire District Electric Co.	253,575
5,200	IDACORP, Inc.	278,772
5,700	Westar Energy, Inc.	194,484

		726,831

	ELECTRONICS - 0.8%
5,600	Avnet, Inc.	232,400

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income (Continued)

As of September 30, 2014

Shares		Fair Value

	ENERGY-ALTERNATE SOURCES - 0.8%
6,000	Green Plains, Inc.	$224,340

	FOOD - 0.9%
3,000	Sanderson Farms, Inc.	263,850

	GAS - 0.8%
6,600	UGI Corp.	224,994

	HOUSEHOLD PRODUCTS/WARES - 1.6%
3,900	Helen of Troy Ltd. *	204,828
4,000	Jarden Corp. *	240,440

		445,268

	INSURANCE - 5.2%
4,000	Allied World Assurance Co. Holdings AG	147,360
4,000	American Financial Group, Inc.	231,560
7,800	Montpelier Re Holdings Ltd.	242,502
7,400	Protective Life Corp.	513,634
9,100	Unum Group	312,858

		1,447,914

	MISCELLANEOUS MANUFACTURING - 2.1%
4,700	American Railcar Industries, Inc.	347,424
6,000	Smith & Wesson Holding Corp. *	56,640
4,000	Trinity Industries, Inc.	186,880

		590,944

	OIL & NATURAL GAS - 5.7%
70,000	Abraxas Petroleum Corp. *	369,600
2,800	Cimarex Energy Co.	354,284
2,800	ConocoPhillips	214,256
50,000	SandRidge Energy, Inc. *	214,500
5,000	Valero Energy Corp.	231,350
40,000	Warren Resources, Inc. *	212,000

		1,595,990

	OIL & GAS SERVICES - 1.3%
3,000	Baker Hughes, Inc.	195,180
2,500	Halliburton Co.	161,275

		356,455

	PHARMACEUTICALS - 1.0%
4,300	Omnicare, Inc.	267,718

	RETAIL - 2.3%
2,200	Asbury Automotive Group, Inc. *	141,724
2,300	Dillard’s, Inc.	250,654
4,400	Foot Locker, Inc.	244,860

		637,238

	TELECOMMUNICATIONS - 0.7%
57,000	Vonage Holdings Corp. *	186,960

	TOTAL COMMON STOCK (Cost - $11,383,343)	12,378,297

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  Growth & Income (Continued)

As of September 30, 2014

Par Value		Fair Value

	BONDS & NOTES - 49.0%
	GOVERNMENT NOTES & BONDS - 49.0%
$ 200,000	Federal Home Loan Bank, 2.000%, 8/22/2014 (A)	$190,370
250,000	Federal Home Loan Mortgage Corp., 1.500%, 12/27/2018 (A)	250,590
3,000,000	United States Treasury Note/Bond, 0.250%, 5/15/2016	2,992,089
650,000	United States Treasury Note/Bond, 0.375%, 2/15/2016	650,889
1,900,000	United States Treasury Note/Bond, 1.000%, 9/30/2016	1,914,472
1,000,000	United States Treasury Note/Bond, 1.000%, 3/31/2017	1,003,164
1,000,000	United States Treasury Note/Bond, 1.625%, 8/15/2022	949,727
1,000,000	United States Treasury Note/Bond, 1.750%, 5/15/2023	947,969
1,000,000	United States Treasury Note/Bond, 2.750%, 11/15/2023	1,025,156
1,400,000	United States Treasury Note/Bond, 4.625%, 2/15/2017	1,525,782
500,000	United States Treasury Note/Bond, 3.125%, 2/15/2042	495,234
1,500,000	United States Treasury Note/Bond, 3.825%, 8/15/2040	1,698,633

	TOTAL BONDS & NOTES (Cost - $13,441,476)	13,644,075

Shares
	MONEY MARKET FUND - 6.5%
1,819,491	Fidelity Institutional Money Market Portfolio, 0.01% (Cost - $1,819,491)(B)	1,819,491

	TOTAL INVESTMENTS - 99.9% (Cost - $26,644,310)(C)	$27,841,863

	OTHER ASSETS LESS LIABILITIES - NET - 0.1%	17,854

	TOTAL NET ASSETS - 100.0%	$27,859,717

* Non-income producing securities.

(A) Step coupon security; interest rate shown reflects the rate currently in effect.

(B) Variable rate security; the rate shown represents the yield at September 30, 2014.

(C) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,646,038 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,643,021
Unrealized depreciation	(447,196)

Net unrealized appreciation	$1,195,825

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2014

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund

ASSETS:
Investments, at cost	$20,417,803	$51,357,655	$53,434,432	$75,004,636	$124,614,357	$74,583,442

Investments, at value	$22,906,227	$58,263,993	$62,043,116	$80,645,270	$157,305,383	$75,174,346
Cash	528	-	1,240	-	13,568	-
Dividends and interest receivable	6,947	48,637	43,275	74,776	174,231	573,925
Receivable for fund shares sold	3,822	176,099	131,154	86,885	276,809	88,580
Receivable for securities sold	303,587	601,324	394,433	405,031	-	-
Receivable for foreign tax reclaims	-	58,288	-	-	3,901	-
Prepaid expenses and other assets	23,731	11,136	10,741	12,540	11,670	12,669

Total Assets	23,244,842	59,159,477	62,623,959	81,224,502	157,785,562	75,849,520

LIABILITIES:
Payable for fund shares redeemed	37,577	29,269	165,886	30,197	513,439	256,390
Accrued advisory fees	15,571	49,535	44,702	58,708	113,271	26,173
Accrued 12b-1 fees	7,378	14,999	17,465	23,340	45,148	20,284
Payable for securities purchased	284,926	518,315	164,917	400,833	-	-
Accrued expenses and other liabilities	33,253	41,783	39,604	48,237	73,281	49,681

Total Liabilities	378,705	653,901	432,574	561,315	745,139	352,528

Net Assets	$22,866,137	$58,505,576	$62,191,385	$80,663,187	$157,040,423	$75,496,992

NET ASSETS CONSIST OF:
Paid in capital	$17,798,346	$65,455,462	$47,365,243	$60,395,924	$109,486,531	$74,240,388
Accumulated net investment income (loss)	5,312	(365,861)	11,070	38,593	38,030	505,149
Accumulated net realized gain (loss) from investments	2,574,055	(13,490,349)	6,206,388	14,588,036	14,825,068	160,551
Net unrealized appreciation on investments	2,488,424	6,906,324	8,608,684	5,640,634	32,690,794	590,904

Net Assets	$22,866,137	$58,505,576	$62,191,385	$80,663,187	$157,040,423	$75,496,992

Class A
Net Assets	$19,267,763	$54,709,241	$56,073,171	$71,996,880	$138,820,620	$68,274,360
Shares of beneficial interest outstanding	2,099,141	6,157,267	6,474,980	3,638,298	7,080,003	6,548,984
Net Asset Value, offering price and redemption price per share	$9.18	$8.89	$8.66	$19.79	$19.61	$10.43

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.71	$9.41	$9.16	$20.94	$20.75	$10.92	*

Class C
Net Assets	$3,458,316	$3,335,730	$5,928,547	$8,134,779	$16,778,291	$7,119,958
Shares of beneficial interest outstanding	425,324	384,593	779,665	494,661	975,883	707,343
Net Asset Value, offering price and redemption price per share	$8.13	$8.67	$7.60	$16.45	$17.19	$10.07

Minimum Redemption Price Per Share (NAV * 0.99)	$8.05	$8.58	$7.52	$16.28	$17.02	$9.97

Class I
Net Assets	$140,058	$460,605	$189,667	$531,528	$1,441,512	$102,674
Shares of beneficial interest outstanding	15,205	51,856	21,816	26,793	73,441	9,913
Net Asset Value, offering price and redemption price per share	$9.21	$8.88	$8.69	$19.84	$19.63	$10.36

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (continued)

September 30, 2014

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund

ASSETS:
Investments, at cost	$43,372,026		$13,822,975	$68,109,046	$39,869,793	$56,410,464	$12,324,222	$26,644,310

Investments, at value	$43,584,440		$16,187,695	$68,453,309	$45,946,095	$59,879,716	$11,713,226	$27,841,863
Cash	-		-	351	-	-	-	-
Brazilian Real (BRL)(Cost $1,495)	-		-	-	-	-	1,495	-
New Taiwan Dollar (TWD)(Cost $46,358)	-		-	-	-	-	45,788	-
Dividends and interest receivable	781,378		5,619	162,783	-	-	7,722	53,067
Receivable for fund shares sold	67,797		7,512	126,638	4,152	163,293	266,859	121,941
Receivable for securities sold	-		-	-	-	-	66,436	-
Deposit with broker	-		-	-	-	-		-
Receivable for foreign tax reclaims	-		-	13,191	-	-	2,338	446
Prepaid expenses and other assets	12,499		19,407	26,018	12,825	15,793	8,585	19,812

Total Assets	44,446,114		16,220,233	68,782,290	45,963,072	60,058,802	12,112,449	28,037,129

LIABILITIES:
Payable for securities purchased	250,000		-	-	-	-	47,945	-
Payable for fund shares redeemed	80,601		31,473	72,690	58,985	79,550	4,703	127,760
Accrued advisory fees	21,602		14,275	33,730	26,912	34,675	12,389	19,193
Accrued 12b-1 fees	11,422		5,090	22,462	5,436	7,738	3,266	6,824
Due to broker	-		-	-	45,995	-	-	-
Accrued expenses and other liabilities	33,006		22,410	41,633	32,859	34,999	25,145	23,635

Total Liabilities	396,631		73,248	170,515	170,187	156,962	93,448	177,412

Net Assets	$44,049,483		$16,146,985	$68,611,775	$45,792,885	$59,901,840	$12,019,001	$27,859,717

NET ASSETS CONSIST OF:
Paid in capital	$44,550,250		$14,754,400	$67,791,197	$46,443,097	$55,030,653	$12,009,753	$26,704,582
Accumulated net investment income (loss)	63,801		(801,748)	652,468	534,610	448,836	(18,863)	(22,909)
Accumulated net realized gain (loss) from investments	(776,982)		(170,357)	(175,234)	(7,261,124)	953,099	650,530	(19,509)
Net unrealized appreciation (depreciation) investments	212,414		2,364,690	343,344	6,076,302	3,469,252	(622,419)	1,197,553

Net Assets	$44,049,483		$16,146,985	$68,611,775	$45,792,885	$59,901,840	$12,019,001	$27,859,717

Class A
Net Assets	$41,037,575		$13,792,081	$54,053,939	$36,951,284	$47,542,815	$10,803,108	$24,271,700
Shares of beneficial interest outstanding	4,324,334		1,120,850	4,749,938	4,152,678	4,319,272	1,056,457	2,217,253
Net Asset Value, offering price and redemption price per share	$9.49		$12.31	$11.38	$8.90	$11.01	$10.23	$10.95

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.94	*	$13.03	$12.04	$9.42	$11.65	$10.83	$11.59

Class C
Net Assets	$2,771,112		$2,342,191	$14,460,730	$8,841,601	$12,359,025	$882,947	$2,080,656
Shares of beneficial interest outstanding	289,471		194,356	1,309,704	1,085,199	1,209,496	87,468	191,405
Net Asset Value, offering price and redemption price per share	$9.57		$12.05	$11.04	$8.15	$10.22	$10.09	$10.87

Minimum Redemption Price Per Share (NAV * 0.99)	$9.47		$11.93	$10.93	$8.07	$10.12	$9.99	$10.76

Class I
Net Assets	$240,796		$12,713	$97,106	$-	$-	$332,946	$1,507,361
Shares of beneficial interest outstanding	25,348		1,035	8,545	-	-	32,479	137,573
Net Asset Value, offering price and redemption price per share	$9.50		$12.29	$11.36	$-	$-	$10.25	$10.96

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2014

	Aggressive		Large/Mid Cap		Large/Mid Cap
	Growth	International	Growth	Small Cap Value	Value	Fixed Income
	Fund	Fund	Fund	Fund	Fund	Fund

Investment Income:
Interest income	$70	$219	$218	$170	$508	$2,120,482
Dividend income	122,791	1,298,711	819,529	1,017,967	2,164,537	-
Foreign tax withheld	-	(186,200)	1,184	-	(5,884)	-

Total Investment Income	122,861	1,112,730	820,931	1,018,137	2,159,161	2,120,482

Operating Expenses:
Investment advisory fees	190,679	503,579	500,518	682,180	1,250,651	439,299
12b-1 Fees:
Class A	47,679	117,669	132,932	179,532	326,700	164,725
Class C	33,318	30,930	56,020	81,234	156,461	73,234
Administration fees	49,091	107,275	122,969	170,122	313,471	155,161
Registration fees	26,079	27,916	32,681	35,284	38,934	30,746
Custody fees	18,998	7,796	15,666	17,358	22,303	12,708
Printing expenses	14,811	28,082	31,987	49,240	66,295	34,655
Non 12b-1 shareholder servicing fees	14,814	25,904	47,012	39,854	92,080	63,725
Audit fees	12,450	13,583	13,793	11,994	13,793	13,231
Compliance officer fees	2,305	3,729	4,622	8,445	14,564	6,221
Miscellaneous expenses	2,048	143	1,538	1,539	1,544	801
Trustees’ fees	2,521	5,408	6,234	8,701	19,404	7,922
Insurance expenses	613	1,244	1,829	2,059	4,365	2,347

Total Operating Expenses	415,406	873,258	967,801	1,287,542	2,320,565	1,004,775
Less: Expenses waived by Advisor	(2,076)	(2,607)	(2,794)	(3,669)	(7,079)	(113,094)

Net Operating Expenses	413,330	870,651	965,007	1,283,873	2,313,486	891,681

Net Investment Income (Loss)	(290,469)	242,079	(144,076)	(265,736)	(154,325)	1,228,801

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	3,103,465	2,085,424	7,211,427	16,166,118	15,007,444	381,634
and foreign currency translations		(7)			(72)
Capital gain dividends from REITs	511	-	-	68,810	92,262	-
Net change in unrealized appreciation (depreciation) on investments	(1,227,201)	(964,003)	627,222	(10,727,779)	5,781,747	266,574
and foreign currency translations	-	(14)	-	-	(232)	-

Net Realized and Unrealized Gain on Investments	1,876,775	1,121,400	7,838,649	5,507,149	20,881,149	648,208

Net Increase in Net Assets Resulting From Operations	$1,586,306	$1,363,479	$7,694,573	$5,241,413	$20,726,824	$1,877,009

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (continued)

For the Year Ended September 30, 2014

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Emerging Markets Fund	Growth & Income Fund (1)

Investment Income:
Interest income	$2,458,507	$63	$485,024	$18	$20	$47	$125,979
Dividend income	-	249,053	931,973	-	-	278,815	154,132
Dividend income from affiliated funds	-	-	-	1,089,252	1,340,039	-	-
Foreign tax withheld	-	(56,302)	(42,979)	-	-	(28,397)	(670)

Total Investment Income	2,458,507	192,814	1,374,018	1,089,270	1,340,059	250,465	279,441

Operating Expenses:
Investment advisory fees	253,560	143,113	402,264	295,758	380,680	127,053	161,937
12b-1 fees:
Class A	98,933	31,005	129,329	-	-	24,693	44,859
Class C	26,073	19,008	152,936	64,014	85,548	5,233	6,551
Administration fees	87,784	30,024	142,533	96,035	121,075	22,567	40,483
Registration fees	28,721	30,411	33,130	29,109	29,540	31,932	23,595
Printing expenses	23,772	7,205	37,916	25,508	28,812	6,746	14,511
Non 12b-1 shareholder servicing fees	13,324	1,616	14,145	11,861	13,526	1,523	2,103
Audit fees	13,246	12,947	13,445	13,345	12,848	14,936	11,996
Custody fees	6,787	19,942	32,067	9,299	11,266	35,347	6,691
Compliance officer fees	3,496	466	6,458	3,677	5,277	950	1,990
Trustees’ fees	4,624	1,426	6,760	1,742	6,668	959	2,397
Insurance expenses	1,464	310	1,983	1,518	1,960	167	363
Miscellaneous expenses	686	1,150	965	452	1,155	1,554	3,360

Total Operating Expenses	562,470	298,623	973,931	552,318	698,355	273,660	320,836
Less: Expenses waived by Advisor	(1,964)	-	(3,066)	-	-	(541)	(1,200)

Net Operating Expenses	560,506	298,623	970,865	552,318	698,355	273,119	319,636

Net Investment Income (Loss)	1,898,001	(105,809)	403,153	536,952	641,704	(22,654)	(40,195)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	594,758	(57,758)	68,440	1,042,265	2,930,268	763,428	(19,509)
and foreign currency translations		2,070	(33,444)			(6,678)
Capital gain distributions from affiliated funds	-	-	-	946,902	945,023	-	-
Capital gain dividends from REITs	-	-	227,729	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	(313,447)	200,476	979,641	274,480	(1,732,417)	(737,022)	1,197,553
and foreign currency translations	-	(30)	(919)		-	(11,860)

Net Realized and Unrealized Gain on Investments	281,311	144,758	1,241,447	2,263,647	2,142,874	7,868	1,178,044

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,179,312	$38,949	$1,644,600	$2,800,599	$2,784,578	$ (14,786)	$1,137,849

(1) The Growth & Income Fund commenced operations on October 1, 2013.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income (loss)	$(290,469)	$(225,177)	$242,079	$230,090	$(144,076)	$(154,694)
Net realized gain from investments and foreign currency translations	3,103,465	2,105,187	2,085,417	783,962	7,211,427	4,956,086
Capital gain dividends from REITs	511	2,235	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,227,201)	2,256,985	(964,017)	5,027,081	627,222	4,941,630

Net increase in net assets resulting from operations	1,586,306	4,139,230	1,363,479	6,041,133	7,694,573	9,743,022

Distributions to Shareholders:
Net investment income
Class A	-	-	(786,429)	(230,752)	-	-
Class C	-	-	(36,943)	-	-	-
Class I	-	-	(2,495)	-	-	-
Net realized gains
Class A	(1,036,995)	-	-	-	(4,768,553)	(2,446,061)
Class C	(210,803)	-	-	-	(570,867)	(296,634)
Class I	(6)	-	-	-	(7,416)	-

Total dividends and distributions to shareholders	(1,247,804)	-	(825,867)	(230,752)	(5,346,836)	(2,742,695)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,409,636	4,388,489	25,864,557	10,977,091	13,745,035	9,051,293
Class C	878,189	717,887	1,267,689	755,818	1,589,248	1,516,639
Class I	140,850	100	478,803	100	187,251	100
Reinvestment of dividends and distributions
Class A	982,936	-	668,018	202,277	4,397,355	2,267,318
Class C	199,968	-	29,829	-	457,708	239,483
Class I	6	-	865	-	4,941	-
Cost of shares redeemed
Class A	(6,177,331)	(4,678,771)	(10,760,223)	(8,018,394)	(12,696,431)	(10,724,659)
Class C	(525,919)	(546,416)	(451,935)	(260,483)	(1,284,759)	(1,827,870)
Class I	-	-	(8,160)	-	(8,100)	-

Net increase (decrease) in net assets from share transactions of beneficial interest	1,908,335	(118,711)	17,089,443	3,656,409	6,392,248	522,304

Total Increase in Net Assets	2,246,837	4,020,519	17,627,055	9,466,790	8,739,985	7,522,631

Net Assets:
Beginning of year	20,619,300	16,598,781	40,878,521	31,411,731	53,451,400	45,928,769

End of year*	$22,866,137	$20,619,300	$58,505,576	$40,878,521	$62,191,385	$53,451,400

* Includes undistributed net investment income (loss) at end of period	$5,312	$(183,314)	$(365,861)	$100,574	$11,070	$2,846

Share Activity:
Shares Sold
Class A	695,133	545,659	2,793,998	1,370,275	1,628,883	1,187,169
Class C	107,432	97,012	142,416	96,698	212,413	221,194
Class I	15,193	11	52,600	12	22,116	12
Shares Reinvested
Class A	109,215	-	74,472	26,720	547,621	324,831
Class C	24,934	-	3,386	-	64,557	38,074
Class I	1	-	97	-	615	-
Shares Redeemed
Class A	(674,852)	(603,346)	(1,152,122)	(1,029,883)	(1,490,365)	(1,398,597)
Class C	(64,605)	(81,776)	(50,205)	(33,866)	(170,215)	(262,121)
Class I	-	-	(853)	-	(927)	-

Net increase (decrease) in shares of beneficial interest outstanding	212,451	(42,440)	1,863,789	429,956	814,698	110,562

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income (loss)	$(265,736)	$20,961	$(154,325)	$596,162	$1,228,801	$1,317,522
Net realized gain from investments and foreign currency translations	16,166,118	8,776,714	15,007,372	20,643,211	381,634	901,715
Capital gain dividends from REITs	68,810	36,191	92,262	12,601	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,727,779)	10,680,831	5,781,515	3,763,115	266,574	(4,713,356)

Net increase (decrease) in net assets resulting from operations	5,241,413	19,514,697	20,726,824	25,015,089	1,877,009	(2,494,119)

Distributions to Shareholders:
Net investment income
Class A	(11)	(88,849)	(547,767)	(358,626)	(1,586,832)	(903,855)
Class C	(1)	-	(24,189)	-	(127,779)	(54,237)
Class I	-	-	(3,894)	-	(504)	-
Net realized gains
Class A	(6,644,863)	-	(7,988,763)	-	(148,647)	-
Class C	(874,075)	-	(1,077,063)	-	(17,627)	-
Class I	(22,910)	-	(44,330)	-	-	-

Total dividends and distributions to shareholders	(7,541,860)	(88,849)	(9,686,006)	(358,626)	(1,881,389)	(958,092)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	16,704,368	11,969,015	36,404,955	30,287,293	14,643,117	22,378,103
Class C	2,073,355	2,004,285	3,741,165	3,183,229	1,555,940	2,874,242
Class I	545,152	100	1,526,368	100	102,000	100
Reinvestment of dividends and distributions
Class A	6,271,941	84,074	7,682,226	307,962	1,583,093	801,878
Class C	810,924	-	930,680	-	119,773	45,593
Class I	20,825	-	45,334		503
Cost of shares redeemed
Class A	(14,065,378)	(12,650,070)	(29,948,477)	(38,910,448)	(15,512,285)	(27,243,493)
Class C	(1,895,500)	(1,235,150)	(2,539,469)	(2,518,994)	(2,506,127)	(3,570,618)
Class I	(12,961)	-	(149,957)	-	-	-

Net increase (decrease) in net assets from share transactions of beneficial interest	10,452,726	172,254	17,692,825	(7,650,858)	(13,986)	(4,714,195)

Total Increase (Decrease) in Net Assets	8,152,279	19,598,102	28,733,643	17,005,605	(18,366)	(8,166,406)

Net Assets:
Beginning of year	72,510,908	52,912,806	128,306,780	111,301,175	75,515,358	83,681,764

End of year*	$80,663,187	$72,510,908	$157,040,423	$128,306,780	$75,496,992	$75,515,358

* Includes undistributed net investment income (loss) at end of period	$38,593	$26,038	$38,030	$583,125	$505,149	$770,920

Share Activity:
Shares Sold
Class A	818,649	692,720	1,891,091	1,833,499	1,405,402	2,088,605
Class C	121,983	132,413	221,857	212,010	154,641	277,316
Class I	26,381	5	78,493	5	9,854	10
Shares Reinvested
Class A	311,572	5,349	421,869	20,092	153,197	76,046
Class C	48,183	-	57,950	-	12,022	4,489
Class I	1,034	-	2,492	-	49	-
Shares Redeemed
Class A	(692,550)	(752,629)	(1,553,204)	(2,333,513)	(1,489,933)	(2,557,054)
Class C	(111,199)	(87,460)	(150,588)	(173,444)	(249,215)	(347,595)
Class I	(627)	-	(7,549)	-	-	-

Net increase (decrease) in shares of beneficial interest outstanding	523,426	(9,602)	962,411	(441,351)	(3,983)	(458,183)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Operations:
Net investment income (loss)	$1,898,001	$1,966,215	$(105,809)	$(52,970)	$403,153	$240,974
Net realized gain(loss) from investments and foreign currency translations	594,758	232,096	(55,688)	(30,117)	34,996	380,305
Capital gain dividends from REITs	-	-	-	-	227,729	95,795
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(313,447)	(707,158)	200,446	2,064,869	978,722	(7,225,344)

Net increase (decrease) in net assets resulting from operations	2,179,312	1,491,153	38,949	1,981,782	1,644,600	(6,508,270)

Distributions to Shareholders:
Net investment income
Class A	(1,823,248)	(1,782,597)	(566,559)	-	(229,323)	(28)
Class C	(100,879)	(88,820)	(68,279)	-	-	(10)
Class I	(4,871)	-	(429)		(140)
From net realized gains
Class A	-	-	-	-	(110,890)	(97,172)
Class C	-	-	-	-	(35,481)	(35,276)
Class I	-	-	-	-	(37)	-

Total dividends and distributions to shareholders	(1,928,998)	(1,871,417)	(635,267)	-	(375,871)	(132,486)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	12,655,436	15,564,006	5,259,493	3,295,264	14,684,600	20,337,684
Class C	964,695	1,124,628	1,885,221	738,558	2,536,965	5,060,845
Class I	242,798	100	12,976	100	98,526	100
Reinvestment of dividends and distributions
Class A	1,587,067	1,572,663	557,945	-	328,384	92,047
Class C	78,579	69,721	67,882	-	35,220	34,945
Class I	3,261	-	429		177
Cost of shares redeemed
Class A	(9,020,977)	(14,596,227)	(1,843,406)	(2,878,944)	(13,798,083)	(16,279,364)
Class C	(525,058)	(616,056)	(435,915)	(98,800)	(5,120,707)	(5,357,105)
Class I	(159)	-	-	-	-	-

Net increase (decrease) in net assets from share transactions of beneficial interest	5,985,642	3,118,835	5,504,625	1,056,178	(1,234,918)	3,889,152

Total Increase (Decrease) in Net Assets	6,235,956	2,738,571	4,908,307	3,037,960	33,811	(2,751,604)

Net Assets:
Beginning of year	37,813,527	35,074,956	11,238,678	8,200,718	68,577,964	71,329,568

End of year*	$44,049,483	$37,813,527	$16,146,985	$11,238,678	$68,611,775	$68,577,964

* Includes undistributed net investment income (loss) at end of period	$63,801	$94,798	$(801,748)	$(86,069)	$652,468	$464,351

Share Activity:
Shares Sold
Class A	1,306,702	1,615,799	408,112	286,237	1,278,221	1,733,384
Class C	99,011	116,063	148,327	63,533	225,931	437,490
Class I	25,013	11	993	8	8,520	9
Shares Reinvested
Class A	165,224	165,588	44,671	-	30,210	7,703
Class C	8,113	7,288	5,519	-	3,323	2,990
Class I	341	-	34		16
Shares Redeemed
Class A	(933,867)	(1,523,719)	(143,196)	(260,162)	(1,220,070)	(1,415,033)
Class C	(53,559)	(63,809)	(34,987)	(9,559)	(464,150)	(478,799)
Class I	(16)	-	-	-	-	-

Net increase (decrease) in shares of beneficial interest outstanding	616,962	317,221	429,473	80,057	(137,999)	287,744

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Emerging Markets Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013 (1)
Operations:
Net investment income (loss)	$536,952	$41,481	$641,704	$55,679	$(22,654)	$(58,775)
Net realized gain from investments and foreign currency translations	1,042,265	1,365,460	2,930,268	2,008,053	756,750	287,405
Capital gain distributions from affiliated funds	946,902	184,843	945,023	165,162	-	-
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	274,480	3,100,731	(1,732,417)	834,809	(748,882)	126,463

Net increase (decrease) in net assets resulting from operations	2,800,599	4,692,515	2,784,578	3,063,703	(14,786)	355,093

Distributions to Shareholders:
Net Investment Income
Class A	(35,399)	(190,626)	(207,808)	(306,948)	-	-
Class C	-	(5)	-	(6)	-	-
From net realized gains
Class A	-	-	-	-	(317,280)	-
Class C	-	-	-	-	(11,694)	-
Class I	-	-	-	-	(5,929)	-

Total dividends and distributions to shareholders	(35,399)	(190,631)	(207,808)	(306,954)	(334,903)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	6,219,152	5,923,646	9,569,686	9,364,096	4,724,864	9,641,956
Class C	2,148,616	1,239,023	3,641,417	2,556,007	660,089	323,894
Class I					342,547	100
Reinvestment of dividends and distributions
Class A	34,264	185,872	192,204	283,789	304,324	-
Class C	-	-	-	-	11,626	-
Class I					5,375	-
Cost of shares redeemed
Class A	(6,076,309)	(7,599,802)	(8,588,545)	(7,690,796)	(2,603,515)	(1,321,810)
Class C	(1,431,283)	(1,203,822)	(2,146,521)	(1,846,027)	(42,881)	(32,972)

Net increase (decrease) in net assets from share transactions of beneficial interest	894,440	(1,455,083)	2,668,241	2,667,069	3,402,429	8,611,168

Total Increase in Net Assets	3,659,640	3,046,801	5,245,011	5,423,818	3,052,740	8,966,261
Net Assets:
Beginning of year	42,133,245	39,086,444	54,656,829	49,233,011	8,966,261	-

End of year*	$45,792,885	$42,133,245	$59,901,840	$54,656,829	$12,019,001	$8,966,261

* Includes undistributed net investment income (loss) at end of period	$534,610	$33,057	$448,836	$14,940	$(18,863)	$(12,505)

Share Activity:
Shares Sold
Class A	702,938	745,072	873,829	913,784	451,606	953,198
Class C	262,144	168,878	355,488	266,950	62,680	31,033
Class I	-	-	-	-	31,939	10
Shares Reinvested
Class A	3,929	24,765	17,846	28,489	29,983	-
Class C	-	-	-	-	1,153	-
Class I	-	-	-	-	530	-
Shares Redeemed
Class A	(685,657)	(970,634)	(782,148)	(756,030)	(249,044)	(129,286)
Class C	(174,222)	(166,611)	(210,639)	(194,209)	(4,169)	(3,229)

Net increase (decrease) in shares of beneficial interest outstanding	109,132	(198,530)	254,376	258,984	324,678	851,726

(1) The Emerging Markets Fund commenced operations on December 3, 2012.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

Growth & Income Fund

Period Ended
September 30, 2014 (1)
Operations:
Net investment loss	$(40,195)
Net realized loss from investments	(19,509)
Net change in unrealized appreciation on investments	1,197,553

Net increase in net assets resulting from operations	1,137,849

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	25,295,734
Class C	2,142,623
Class I	1,571,449
Cost of shares redeemed
Class A	(2,187,755)
Class C	(54,308)
Class I	(45,875)

Net increase in net assets from share transactions of beneficial interest	26,721,868

Total Increase in Net Assets	27,859,717

Net Assets:
Beginning of period	-

End of period*	$27,859,717

* Includes accumulated net investment loss at end of period	$(22,909)

Share Activity:
Shares Sold
Class A	2,421,373
Class C	196,355
Class I	141,740
Shares Redeemed
Class A	(204,120)
Class C	(4,950)
Class I	(4,167)

Net increase in shares of beneficial interest outstanding	2,546,231

(1) The Growth & Income Fund commenced operations on October 1, 2013.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$9.00		$7.10		$5.57		$5.42		$4.51

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)	(A)	(0.09)	(A)	(0.12)	(A)	(0.10)	(A)	(0.09)
Net realized and unrealized gain on investments	0.84		1.99		1.65		0.25		1.00

Total from investment operations	0.73		1.90		1.53		0.15		0.91

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.55)		-		-		-		-

Total distributions	(0.55)		-		-		-		-

Net asset value, end of year	$9.18		$9.00		$7.10		$5.57		$5.42

Total return (B)(C)	8.22%		26.76%		27.47%		2.77%		20.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$19,268		$17,727		$14,398		$12,259		$13,247
Ratios to average net assets
Expenses, before waiver and reimbursement	1.74%		-		-		-		-
Expenses, net waiver and reimbursement	1.73%		1.86%		2.12%		1.81%		1.88%
Net investment loss, before waiver and reimbursement	(1.19)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(1.18)%		(1.20)%		(1.78)%		(1.52)%		(1.61)%
Portfolio turnover rate	91%		120%		147%		201%		89%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$8.09		$6.43		$5.06		$4.98		$4.18

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.16)	(A)	(0.14)	(A)	(0.16)	(A)	(0.13)	(A)	(0.11)
Net realized and unrealized gain on investments	0.75		1.80		1.53		0.21		0.91

Total from investment operations	0.59		1.66		1.37		0.08		0.80

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.55)		-		-		-		-

Total distributions	(0.55)		-		-		-		-

Net asset value, end of year	$8.13		$8.09		$6.43		$5.06		$4.98

Total return (B)(C)	7.37%		25.82%		27.08%		1.61%		19.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,458		$2,892		$2,201		$1,766		$1,670
Ratios to average net assets
Expenses, before waiver and reimbursement	2.49%		-		-		-		-
Expenses, net waiver and reimbursement	2.48%		2.60%		2.87%		2.57%		2.63%
Net investment loss, before waiver and reimbursement	(1.94)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(1.93)%		(1.94)%		(2.53)%		(2.28)%		(2.35)%
Portfolio turnover rate	91%		120%		147%		201%		89%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$9.01	$8.87

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss) (B)	(0.07)	- *

Net realized and unrealized gain on investments	0.82	0.14

Total from investment operations	0.75	0.14

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.55)	-

Total distributions	(0.55)	-

Net asset value, end of period	$9.21	$9.01

Total return (C)	8.43%	1.58%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$140	$102
Ratios to average net assets
Expenses, before waiver and reimbursement	1.33%	-
Expenses, net waiver and reimbursement	1.28%	1.61%	(E)
Net investment loss, before waiver and reimbursement	(0.78)%	-
Net investment loss, net waiver and reimbursement	(0.73)%	(0.95)%	(E)
Portfolio turnover rate	91%	120%	(D)
*	Amount is less than $0.005 per share.
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$8.65		$7.31		$6.54		$7.71		$7.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.05	(A)	0.06	(A)	0.03	(A)	0.20	(A)	0.04
Net realized and unrealized gain (loss) on investments	0.36		1.34		0.97		(1.33)		0.26

Total from investment operations	0.41		1.40		1.00		(1.13)		0.30

LESS DISTRIBUTIONS:
From net investment income	(0.17)		(0.06)		(0.23)		(0.04)		(0.11)

Total distributions	(0.17)		(0.06)		(0.23)		(0.04)		(0.11)

Net asset value, end of year	$8.89		$8.65		$7.31		$6.54		$7.71

Total return (B)(C)	4.74%		19.25%		15.73%		(14.72)%		3.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$54,709		$38,432		$29,794		$28,423		$35,206
Ratios to average net assets
Expenses, before waiver and reimbursement	1.69%		-		-		-		-
Expenses, net waiver and reimbursement	1.68%		1.73%		1.82%		1.70%		1.74%
Net investment income, before waiver and reimbursement	0.52%		-		-		-		-
Net investment income, net waiver and reimbursement	0.52%		0.70%		0.38%		2.45%		0.58%
Portfolio turnover rate	31%		29%		34%		62%		41%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$8.46		$7.15		$6.39		$7.58		$7.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	(A)	- *	(A)	(0.02)	(A)	0.13	(A)	(0.01)
Net realized and unrealized gain (loss) on investments	0.35	(D)	1.31		0.95		(1.29)		0.25

Total from investment operations	0.33		1.31		0.93		(1.16)		0.24

LESS DISTRIBUTIONS:
From net investment income	(0.12)		-		(0.17)		(0.03)		(0.07)

Total distributions	(0.12)		-		(0.17)		(0.03)		(0.07)

Net asset value, end of year	$8.67		$8.46		$7.15		$6.39		$7.58

Total return (B)(C)	3.87%		18.32%		14.88%		(15.40)%		3.27%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,336		$2,446		$1,617		$1,427		$1,941
Ratios to average net assets
Expenses, before waiver and reimbursement	2.44%		-		-		-		-
Expenses, net waiver and reimbursement	2.44%		2.47%		2.57%		2.45%		2.49%
Net investment income (loss), before waiver and reimbursement	(0.21)%		-		-		-		-
Net investment income (loss), net waiver and reimbursement	(0.20)%		(0.01)%		(0.32)%		1.58%		(0.15)%
Portfolio turnover rate	31%		29%		34%		62%		41%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.65	$8.46

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.08	0.02
Net realized and unrealized gain on investments	0.34	0.17

Total from investment operations	0.42	0.19

LESS DISTRIBUTIONS:
From net investment income	(0.19)	-

Total distributions	(0.19)	-

Net asset value, end of period	$8.88	$8.65

Total return (C)	4.85%	2.25%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$461	$102
Ratios to average net assets
Expenses, before waiver and reimbursement	1.38%	-
Expenses, net waiver and reimbursement	1.38%	1.48%	(E)
Net investment income, before waiver and reimbursement	0.85%	-
Net investment income, net waiver and reimbursement	0.86%	0.95%	(E)
Portfolio turnover rate	31%	29%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$8.36		$7.30		$6.05		$5.99		$5.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.01)	(A)	(0.02)	(A)	(0.04)	(A)	(0.04)	(A)	(0.04)
Net realized and unrealized gain on investments	1.15		1.51		1.61		0.10		0.66

Total from investment operations	1.14		1.49		1.57		0.06		0.62

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.84)		(0.43)		(0.32)		-		-

Total distributions	(0.84)		(0.43)		(0.32)		-		-

Net asset value, end of year	$8.66		$8.36		$7.30		$6.05		$5.99

Total return (B)(C)	14.70%		21.62%		26.61%		1.00%		11.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$56,073		$48,411		$41,446		$34,252		$38,865
Ratios to average net assets
Expenses, before waiver and reimbursement	1.57%		-		-		-		-
Expenses, net waiver and reimbursement	1.57%		1.59%		1.68%		1.60%		1.66%
Net investment loss, before waiver and reimbursement	(0.18)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(0.17)%		(0.24)%		(0.63)%		(0.64)%		(0.74)%
Portfolio turnover rate	61%		91%		127%		150%		78%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$7.49		$6.63		$5.57		$5.55		$5.01

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.07)	(A)	(0.07)	(A)	(0.09)	(A)	(0.09)	(A)	(0.08)
Net realized and unrealized gain on investments	1.02		1.36		1.47		0.11		0.62

Total from investment operations	0.95		1.29		1.38		0.02		0.54

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.84)		(0.43)		(0.32)		-		-

Total distributions	(0.84)		(0.43)		(0.32)		-		-

Net asset value, end of year	$7.60		$7.49		$6.63		$5.57		$5.55

Total return (B)(C)	13.84%		20.74%		25.47%		0.36%		10.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,929		$5,041		$4,483		$2,726		$2,523
Ratios to average net assets
Expenses, before waiver and reimbursement	2.32%		-		-		-		-
Expenses, net waiver and reimbursement	2.32%		2.34%		2.44%		2.35%		2.41%
Net investment loss, before waiver and reimbursement	(0.93)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(0.93)%		(0.99)%		(1.38)%		(1.38)%		(1.49)%
Portfolio turnover rate	61%		91%		127%		150%		78%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$8.37		$8.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.01		0.01
Net realized and unrealized gain on investments	1.15	(F)	0.05

Total from investment operations	1.16		0.06

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.84)		-

Total distributions	(0.84)		-

Net asset value, end of period	$8.69		$8.37

Total return (C)	14.94%		0.72%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$190		$101
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%		-
Expenses, net waiver and reimbursement	1.29%		1.34%	(E)
Net investment income, before waiver and reimbursement	0.13%		-
Net investment income, net waiver and reimbursement	0.14%		0.01%	(E)
Portfolio turnover rate	61%		91%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$20.30		$14.74		$10.82		$11.28		$10.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.04)	(A)	0.02	(A)	0.03	(A)	(0.05)	(A)	(0.06)
Net realized and unrealized gain (loss) on investments	1.57		5.57		3.89		(0.41)	(B)	1.09

Total from investment operations	1.53		5.59		3.92		(0.46)		1.03

LESS DISTRIBUTIONS:
From net investment income	-		(0.03)		-		-		-
From net realized gains on investments	(2.04)		-		-		-		-

Total distributions	(2.04)		(0.03)		-		-		-

Net asset value, end of year	$19.79		$20.30		$14.74		$10.82		$11.28

Total return (C)(D)	7.61%		37.97%		36.23%		(4.08)%		10.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$71,997		$64,972		$47,976		$39,145		$40,482
Ratios to average net assets
Expenses, before waiver and reimbursement	1.53%		-		-		-		-
Expenses, net waiver and reimbursement	1.52%		1.55%		1.59%		1.53%		1.59%
Net investment income (loss), before waiver and reimbursement	(0.25)%		-		-		-		-
Net investment income (loss), net waiver and reimbursement	(0.25)%		0.11%		0.19%		(0.36)%		(0.51)%
Portfolio turnover rate	71%		73%		65%		102%		64%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$17.30		$12.63		$9.35		$9.82		$8.99

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17)	(A)	(0.10)	(A)	(0.06)	(A)	(0.13)	(A)	(0.12)
Net realized and unrealized gain (loss) on investments	1.36		4.77		3.34		(0.34)	(B)	0.95

Total from investment operations	1.19		4.67		3.28		(0.47)		0.83

LESS DISTRIBUTIONS:
From net realized gains on investments	(2.04)		-		-		-		-

Total distributions	(2.04)		-		-		-		-

Net asset value, end of year	$16.45		$17.30		$12.63		$9.35		$9.82

Total return (C)(D)	6.96%		36.98%		35.08%		(4.79)%		9.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,135		$7,539		$4,937		$3,809		$4,186
Ratios to average net assets
Expenses, before waiver and reimbursement	2.28%		-		-		-		-
Expenses, net waiver and reimbursement	2.27%		2.30%		2.34%		2.28%		2.34%
Net investment loss, before waiver and reimbursement	(1.01)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(1.01)%		(0.65)%		(0.55)%		(1.12)%		(1.26)%
Portfolio turnover rate	71%		73%		65%		102%		64%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$20.29		$19.68

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.02		(0.01)
Net realized and unrealized gain on investments	1.57	(F)	0.62

Total from investment operations	1.59		0.61

LESS DISTRIBUTIONS:
From net realized gains on investments	(2.04)		-

Total distributions	(2.04)		-

Net asset value, end of period	$19.84		$20.29

Total return (C)	7.93%		3.10%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$532		$103
Ratios to average net assets
Expenses, before waiver and reimbursement	1.27%		-
Expenses, net waiver and reimbursement	1.27%		1.30%	(E)
Net investment income, before waiver and reimbursement	0.06%		-
Net investment income, net waiver and reimbursement	0.07%		0.36%	(E)
Portfolio turnover rate	71%		73%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$18.14		$14.80		$11.83		$11.84		$10.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)	(A)	0.09	(A)	0.06	(A)	0.04	(A)	0.05
Net realized and unrealized gain (loss) on investments	2.83		3.30		2.94		(0.01)	(B)	1.12

Total from investment operations	2.82		3.39		3.00		0.03		1.17

LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.05)		(0.03)		(0.04)		(0.05)
From net realized gains on investments	(1.26)		-		-		-		-

Total distributions	(1.35)		(0.05)		(0.03)		(0.04)		(0.05)

Net asset value, end of year	$19.61		$18.14		$14.80		$11.83		$11.84

Total return (C)(D)	16.13%		23.00%		25.39%		0.20%		10.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$138,821		$114,657		$100,632		$78,255		$80,700
Ratios to average net assets
Expenses, before waiver and reimbursement	1.50%		-		-		-		-
Expenses, net waiver and reimbursement	1.49%		1.49%		1.57%		1.51%		1.58%
Net investment loss, before waiver and reimbursement	(0.03)%		-		-		-		-
Net investment income (loss), net waiver and reimbursement	(0.03)%		0.55%		0.42%		0.33%		0.39%
Portfolio turnover rate	37%		64%		7%		19%		38%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$16.12		$13.20		$10.61		$10.68		$9.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.13)	(A)	(0.03)	(A)	(0.04)	(A)	(0.05)	(A)	(0.05)
Net realized and unrealized gain (loss) on investments	2.49		2.95		2.63		-	*(B)	1.03

Total from investment operations	2.36		2.92		2.59		(0.05)		0.98

LESS DISTRIBUTIONS:
From net investment income	(0.03)		-		-		(0.02)		(0.03)
From net realized gains on investments	(1.26)		-		-		-		-

Total distributions	(1.29)		-		-		(0.02)		(0.03)

Net asset value, end of year	$17.19		$16.12		$13.20		$10.61		$10.68

Total return (C)(D)	15.21%		22.12%		24.41%		(0.52)%		10.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$16,778		$13,649		$10,669		$8,903		$9,484
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%		-		-		-		-
Expenses, net waiver and reimbursement	2.24%		2.23%		2.32%		2.26%		2.33%
Net investment loss, before waiver and reimbursement	(0.78)%		-		-		-		-
Net investment loss, net waiver and reimbursement	(0.77)%		(0.19)%		(0.32)%		(0.43)%		(0.35)%
Portfolio turnover rate	37%		64%		7%		19%		38%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect redemption fee.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$18.13		$18.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.05		0.03
Net realized and unrealized gain (loss) on investments	2.82	(F)	(0.09)

Total from investment operations	2.87		(0.06)

LESS DISTRIBUTIONS:
From net investment income	(0.11)		-
From net realized gains on investments	(1.26)		-

Total distributions	(1.37)		-

Net asset value, end of period	$19.63		$18.13

Total return (C)	16.09%		(0.33)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$1,442		$100
Ratios to average net assets
Expenses, before waiver and reimbursement	1.23%		-
Expenses, net waiver and reimbursement	1.23%		1.24%	(E)
Net investment income, before waiver and reimbursement	0.25%		-
Net investment income, net waiver and reimbursement	0.26%		0.80%	(E)
Portfolio turnover rate	37%		64%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Year ended September 30, 2012	For the Year ended September 30, 2011	For the Year ended September 30, 2010

Net asset value, beginning of year	$10.43	$10.87	$10.72	$10.56	$10.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.18	0.18	0.22	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.09	(0.49)	0.18	0.18	0.42

Total from investment operations	0.27	(0.31)	0.40	0.46	0.71

LESS DISTRIBUTIONS:
From net investment income	(0.25)	(0.13)	(0.22)	(0.30)	(0.29)
From net realized gains on investments	(0.03)	-	-	-	-
From return of capital	-	-	(0.03)	-	-

Total distributions	(0.28)	(0.13)	(0.25)	(0.30)	(0.29)

Net asset value, end of year	$10.43	$10.43	$10.87	$10.72	$10.56

Total return (B)(C)	2.64%	(2.82)%	3.73%	4.42%	7.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$68,274	$67,558	$74,685	$59,405	$58,831
Ratios to average net assets
Expenses, before waiver and reimbursement	1.30%	1.27%	1.31%	1.27%	1.36%
Expenses, net waiver and reimbursement	1.14%	1.12%	1.16%	1.15%	1.21%
Net investment income, before waiver and reimbursement	1.60%	1.54%	1.86%	2.58%	2.63%
Net investment income, net waiver and reimbursement	1.75%	1.69%	2.01%	2.71%	2.78%
Portfolio turnover rate	18%	25%	19%	22%	26%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$10.07		$10.51		$10.38		$10.22		$9.82

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income	0.10	(A)	0.10	(A)	0.13	(A)	0.20	(A)	0.21
Net realized and unrealized gain (loss) on investments	0.11		(0.48)		0.17		0.17		0.41

Total from investment operations	0.21		(0.38)		0.30		0.37		0.62

LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.06)		(0.14)		(0.21)		(0.22)
From net realized gains on investments	(0.03)		-		-		-		-
From return of capital	-		-		(0.03)		-		-

Total distributions	(0.21)		(0.06)		(0.17)		(0.21)		(0.22)

Net asset value, end of year	$10.07		$10.07		$10.51		$10.38		$10.22

Total return (B)(C)	2.02%		(3.57)%		2.88%		3.68%		6.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,120		$7,958		$8,997		$8,265		$8,438
Ratios to average net assets
Expenses, before waiver and reimbursement	2.05%		2.03%		2.06%		2.23%		2.12%
Expenses, net waiver and reimbursement	1.90%		1.88%		1.91%		1.90%		1.97%
Net investment income, before waiver and reimbursement	0.85%		0.79%		1.12%		1.61%		1.88%
Net investment income, net waiver and reimbursement	1.00%		0.94%		1.27%		1.95%		2.03%
Portfolio turnover rate	18%		25%		19%		22%		26%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.34		$10.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.41		0.04
Net realized and unrealized gain (loss) on investments	(0.08)	(F)	0.05

Total from investment operations	0.33		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.28)		(0.10)
From net realized gains on investments	(0.03)		-

Total distributions	(0.31)		(0.10)

Net asset value, end of period	$10.36		$10.34

Total return (C)	3.16%		0.90%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$103		$101
Ratios to average net assets
Expenses, before waiver and reimbursement	(0.44)%		1.02%	(E)
Expenses, net waiver and reimbursement	(0.64)%		0.87%	(E)
Net investment income, before waiver and reimbursement	3.72%		1.79%	(E)
Net investment income, net waiver and reimbursement	3.92%		1.94%	(E)
Portfolio turnover rate	18%		25%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$9.40		$9.46		$8.71		$9.10		$8.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.44	(A)	0.49	(A)	0.54	(A)	0.54	(A)	0.60
Net realized and unrealized gain (loss) on investments	0.09		(0.08)		0.76		(0.39)		0.63

Total from investment operations	0.53		0.41		1.30		0.15		1.23

LESS DISTRIBUTIONS:
From net investment income	(0.44)		(0.47)		(0.53)4		(0.54)		(0.59)
From return of capital	-		-		(0.02)		-		-

Total distributions	(0.44)		(0.47)		(0.55)		(0.54)		(0.59)

Net asset value, end of year	$9.49		$9.40		$9.46		$8.71		$9.10

Total return (B)(C)	5.71%		4.42%		15.17%		1.48%		14.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,038		$35,578		$33,392		$23,110		$21,617
Ratios to average net assets
Expenses, before waiver and reimbursement	1.28%		-		-		-		-
Expenses, net waiver and reimbursement	1.28%		1.33%		1.39%		1.30%		1.43%
Net investment income, before waiver and reimbursement	4.53%		-		-		-		-
Net investment income, net waiver and reimbursement	4.53%		5.13%		5.84%		5.81%		6.72%
Portfolio turnover rate	53%		56%		24%		60%		40%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$9.48		$9.55		$8.79		$9.17		$8.51

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	(A)	0.43	(A)	0.47	(A)	0.47	(A)	0.53	(A)
Net realized and unrealized gain (loss) on investments	0.09		(0.09)		0.77		(0.39)		0.66

Total from investment operations	0.46		0.34		1.24		0.08		1.19

LESS DISTRIBUTIONS:
From net investment income	(0.37)		(0.41)		(0.46)		(0.46)		(0.53)
From return of capital	-		-		(0.02)		-		-

Total distributions	(0.37)		(0.41)		(0.48)		(0.46)		(0.53)

Net asset value, end of year	$9.57		$9.48		$9.55		$8.79		$9.17

Total return (B)(C)	4.89%		3.54%		14.33%		0.72%		14.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,771		$2,236		$1,683		$1,194		$1,039
Ratios to average net assets
Expenses, before waiver and reimbursement	2.03%		-		-		-		-
Expenses, net waiver and reimbursement	2.03%		2.07%		2.14%		2.05%		2.18%
Net investment income, before waiver and reimbursement	3.78%		-		-				-
Net investment income, net waiver and reimbursement	3.79%		4.39%		5.08%		5.06%		5.99%
Portfolio turnover rate	53%		56%		24%		60%		40%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$9.40	$9.48

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.47	0.07
Net realized and unrealized gain (loss) on investments	0.10	(0.06)

Total from investment operations	0.57	0.01

LESS DISTRIBUTIONS:

From net investment income	(0.47)	(0.09)

Total distributions	(0.47)	(0.09)

Net asset value, end of period	$9.50	$9.40

Total return (C)	6.07%	0.15%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$241	$100
Ratios to average net assets
Expenses, before waiver and reimbursement	0.90%
Expenses, net waiver and reimbursement	0.89%	1.08%	(E)
Net investment income, before waiver and reimbursement	4.77%	-
Net investment income, net waiver and reimbursement	4.78%	5.38%	(E)
Portfolio turnover rate	53%	56%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$12.69	$10.17	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.08)	(0.06)	(0.15)
Net realized and unrealized gain on investments	0.37	2.58	0.32

Total from investment operations	0.29	2.52	0.17

LESS DISTRIBUTIONS:
From net investment income	(0.67)	-	-

Total distributions	(0.67)	-	-

Net asset value, end of period	$12.31	$12.69	$10.17

Total return (C)(D)	2.21%	24.78%	1.80%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$13,792	$10,295	$7,983
Ratio of expenses to average net assets	1.98%	2.24%	2.82%	(F)
Ratio of net investment loss to average net assets	(0.64%)	(0.57%)	(1.48%)	(F)
Portfolio turnover rate	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2014	For the Year ended September 30, 2013	For the Period ended September 30, 2012 (A)

Net asset value, beginning of period	$12.50	$10.09	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.18)	(0.13)	(0.22)
Net realized and unrealized gain on investments	0.37	2.54	0.31

Total from investment operations	0.19	2.41	0.09

LESS DISTRIBUTIONS:
From net investment income	(0.64)	-	-

Total distributions	(0.64)	-	-

Net asset value, end of period	$12.05	$12.50	$10.09

Total return (C)(D)	1.40%	23.89%	1.00%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,342	$943	$217
Ratio of expenses to average net assets	2.74%	2.99%	3.53%	(F)
Ratio of net investment loss to average net assets	(1.38%)	(1.32%)	(2.21%)	(F)
Portfolio turnover rate	11%	30%	37%	(E)
(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$12.67	$12.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	(0.05)	0.01
Net realized and unrealized gain on investments	0.37	0.45

Total from investment operations	0.32	0.46

LESS DISTRIBUTIONS:
From net investment income	(0.70)	-

Total distributions	(0.70)	-

Net asset value, end of period	$12.29	$12.67

Total return (C)	2.36%	3.77	% (D)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$13	$104
Ratio of expenses to average net assets	1.78%	1.99	% (E)
Ratio of net investment loss to average net assets	(0.36%)	(0.32	%) (E)
Portfolio turnover rate	11%	30	% (D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Period ended September 30, 2010 (A)

Net asset value, beginning of period	$11.12		$12.12		$11.28		$10.70		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.09	(B)	0.06	(B)	0.02	(B)	0.09	(B)	0.02
Net realized and unrealized gain (loss) on investments	0.25		(1.04)		1.62		0.54		1.08

Total from investment operations	0.34		(0.98)		1.64		0.63		1.10

LESS DISTRIBUTIONS:
From net investment income	(0.05)		-		(0.10)		-		-
From net realized gains on investments	(0.03)		(0.02)		(0.66)		(0.05)		(0.21)
From return of capital	-		-		(0.04)		-		(0.19)

Total distributions	(0.08)		(0.02)		(0.80)		(0.05)		(0.40)

Net asset value, end of period	$11.38		$11.12		$12.12		$11.28		$10.70

Total return (C)(D)	3.06%		(8.09)%		14.87%		5.88%		10.97%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$54,054		$51,859		$52,529		$43,670		$23,360
Ratios to average net assets
Expenses, before waiver and reimbursement	1.28%		-		-		-		-
Expenses, net waiver and reimbursement	1.28%		1.26%		1.33%		1.29%		1.51%	(F)
Net investment income, before waiver and reimbursement	0.78%		-		-		-		-
Net investment income, net waiver and reimbursement	0.78%		0.52%		0.20%		0.75%		0.13%	(F)
Portfolio turnover rate	24%		56%		247%		64%		41%	(E)
(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each period

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Period ended September 30, 2010 (A)

Net asset value, beginning of period	$10.82		$11.88		$11.09		$10.58		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	-	*(B)	(0.03)	(B)	(0.07)	(B)	0.02	(B)	(0.06)
Net realized and unrealized gain (loss) on investments	0.25		(1.01)		1.58		0.54		1.08

Total from investment operations	0.25		(1.04)		1.51		0.56		1.02

LESS DISTRIBUTIONS:
From net investment income	-		-		(0.02)		-		-
From net realized gains on investments	(0.03)		(0.02)		(0.66)		(0.05)		(0.21)
From return of capital	-		-		(0.04)		-		(0.23)

Total distributions	(0.03)		(0.02)		(0.72)		(0.05)		(0.44)

Net asset value, end of period	$11.04		$10.82		$11.88		$11.09		$10.58

Total return (C)(D)	2.27%		(8.75)%		13.91%		5.28%		10.18%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$14,461		$16,718		$18,801		$13,100		$5,527
Ratios to average net assets
Expenses, before waiver and reimbursement	2.04%		-		-		-		-
Expenses, net waiver and reimbursement	2.03%		2.02%		2.09%		2.03%		2.28%	(F)
Net investment loss, before waiver and reimbursement	(0.02)%		-		-		-		-
Net investment income (loss), net waiver and reimbursement	(0.01)%		(0.25)%		(0.60)%		0.15%		(0.64)%	(F)
Portfolio turnover rate	24%		56%		247%		64%		41%	(E)

*Amount is less than $0.005 per share.

(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$11.11	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.18	0.01
Net realized and unrealized gain (loss) on investments	0.20	(0.01)

Total from investment operations	0.38	0.00

LESS DISTRIBUTIONS:
From net investment income	(0.10)	-
From net realized gains on investments	(0.03)	-

Total distributions	(0.13)	-

Net asset value, end of period	$11.36	$11.11

Total return (C)	3.39%	0.00%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$97	$100
Ratios to average net assets
Expenses, before waiver and reimbursement	0.74%	-
Expenses, net waiver and reimbursement	0.72%	1.01%	(E)
Net investment income, before waiver and reimbursement	1.50%	-
Net investment income , net waiver and reimbursement	1.52%	0.77%	(E)
Portfolio turnover rate	24%	56%	(D)
(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$8.34		$7.44		$6.27		$6.49		$5.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.12	(A)	0.02	(A)	0.04	(A)	(0.02)	(A)	0.02
Net realized and unrealized gain (loss) on investments	0.45		0.93		1.13		(0.19)		0.50

Total from investment operations	0.57		0.95		1.17		(0.21)		0.52

LESS DISTRIBUTIONS:
From net investment income	(0.01)		(0.05)		-		-		-
From return of capital	-		-		-		(0.01)		-

Total distributions	(0.01)		(0.05)		-		(0.01)		-

Net asset value, end of year	$8.90		$8.34		$7.44		$6.27		$6.49

Total return (B)(C)	6.82%		12.78%		18.66%		(3.29)%		8.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$36,951		$34,466		$32,250		$31,269		$34,098
Ratio of expenses to average net assets (D)	1.07%		1.08%		1.15%		1.05%		1.11%
Ratio of net investment income (loss), to average net assets (D)(E)	1.34%		0.24%		(0.60)%		(0.23)%		0.30%
Portfolio turnover rate	14%		19%		33%		22%		25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$7.69		$6.87		$5.82		$6.09		$5.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	(0.04)	(A)	(0.01)	(A)	(0.07)	(A)	(0.03)
Net realized and unrealized gain (loss) on investments	0.43		0.86		1.06		(0.20)		0.48

Total from investment operations	0.46		0.82		1.05		(0.27)		0.45

Net asset value, end of year	$8.15		$7.69		$6.87		$5.82		$6.09

Total return (B)(C)	5.98%		11.94%		18.04%		(4.43)%		7.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,842		$7,668		$6,836		$6,446		$6,950
Ratio of expenses to average net assets (D)	1.82%		1.83%		1.90%		1.82%		1.86%
Ratio of net investment income (loss), to average net assets (D)(E)	0.50%		(0.52)%		(0.22)%		(1.00)%		(0.46)%
Portfolio turnover rate	14%		19%		33%		22%		25%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$10.51		$9.95		$8.80		$8.83		$8.25

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	(A)	0.03	(A)	0.07	(A)	0.04	(A)	0.09
Net realized and unrealized gain on investments	0.41		0.61		1.09		0.01		0.60

Total from investment operations	0.55		0.64		1.16		0.05		0.69

LESS DISTRIBUTIONS:
From net investment income	(0.05)		(0.08)		(0.01)		(0.08)		(0.11)

Total distributions	(0.05)		(0.08)		(0.01)		(0.08)		(0.11)

Net asset value, end of year	$11.01		$10.51		$9.95		$8.80		$8.83

Total return (B)(C)	5.23%		6.44%		13.22%		0.50%		8.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$47,543		$44,238		$40,042		$35,331		$35,031
Ratio of expenses to average net assets (D)	1.05%		1.05%		1.11%		1.05%		1.13%
Ratio of net investment income to average net assets (D)(E)	1.26%		0.25%		0.71%		0.48%		1.07%
Portfolio turnover rate	19%		22%		32%		23%		31%
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2014		For the Year ended September 30, 2013		For the Year ended September 30, 2012		For the Year ended September 30, 2011		For the Year ended September 30, 2010

Net asset value, beginning of year	$9.79		$9.27		$8.24		$8.32		$7.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03	(A)	(0.05)	(A)	(0.01)	(A)	(0.02)	(A)	0.02
Net realized and unrealized gain (loss) on investments	0.40		0.57		1.04		-	*	0.57

Total from investment operations	0.43		0.52		1.03		(0.02)		0.59

LESS DISTRIBUTIONS:
From net investment income	-		-		-		(0.06)		(0.10)

Total distributions	-		-		-		(0.06)		(0.10)

Net asset value, end of year	$10.22		$9.79		$9.27		$8.24		$8.32

Total return (B)(C)	4.39%		5.61%		12.50%		(0.25)%		7.57%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,359		$10,419		$9,191		$7,963		$7,365
Ratio of expenses to average net assets (D)	1.79%		1.80%		1.86%		1.80%		1.88%
Ratio of net investment income (loss), to average net assets (D)(E)	0.41%		(0.50)%		(0.06)%		(0.27)%		0.29%
Portfolio turnover rate	19%		22%		32%		23%		31%

*Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.53	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	0.08	0.61

Total from investment operations	0.06	0.53

LESS DISTRIBUTIONS:
From net investment income	-	-
From net realized gains on investments	(0.36)	-

Total distributions	(0.36)	-

Net asset value, end of period	$10.23	$10.53

Total return (C)(D)	0.61%	5.30%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$10,803	$8,675
Ratios to average net assets
Expenses, before waiver and reimbursement	2.55%	-
Expenses, net waiver and reimbursement	2.55%	3.03%	(F)
Net investment loss, before waiver and reimbursement	(0.19%)	-
Net investment loss, net waiver and reimbursement	(0.19%)	(0.95%)	(F)
Portfolio turnover rate	39%	19%	(E)

(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014	For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.48	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(B)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.06	0.60

Total from investment operations	(0.03)	0.48

LESS DISTRIBUTIONS:
From net investment income	-	-
From net realized gains on investments	(0.36)	-

Total distributions	(0.36)	-

Net asset value, end of period	$10.09	$10.48

Total return (C)(D)	(0.27)%	4.80%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$883	$291
Ratios to average net assets
Expenses, before waiver and reimbursement	3.25%	-
Expenses, net waiver and reimbursement	3.25%	3.76%	(F)
Net investment loss, before waiver and reimbursement	(0.83%)	-
Net investment loss, net waiver and reimbursement	(0.83%)	(1.39%)	(F)
Portfolio turnover rate	39%	19%	(E)

(A)	For the period December 3, 2012 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Emerging Markets Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Year ended September 30, 2014		For the Period ended September 30, 2013 (A)

Net asset value, beginning of period	$10.53		$9.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (B)	0.03		-	*
Net realized and unrealized gain on investments	0.05	(F)	0.57

Total from investment operations	0.08		0.57

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.36)		-

Total distributions	(0.36)		-

Net asset value, end of period	$10.25		$10.53

Total return (C)	0.81%		5.72%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period	$333		$106
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%		-
Expenses, before waiver and reimbursement	2.25%		2.78%	(E)
Net investment income, before waiver and reimbursement	0.25%		-
Net investment income (loss), net waiver and reimbursement	0.26%		(0.70%)	(E)
Portfolio turnover rate	39%		19%	(D)

*Amount is less than $0.005 per share.

(A)	For the period August 1, 2013 (Commencement of Operations) to September 30, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout the period

	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.02)
Net realized and unrealized gain on investments	0.97

Total from investment operations	0.95

Net asset value, end of period	$10.95

Total return (C)(D)	9.50%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$24,272
Ratios to average net assets
Expenses, before waiver and reimbursement	1.68%	(F)
Expenses, net waiver and reimbursement	1.67%	(F)
Net investment loss, before waiver and reimbursement	(0.21%)	(F)
Net investment loss, net waiver and reimbursement	(0.21%)	(F)
Portfolio turnover rate	21%	(E)

(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout the period

	For the
	Period ended
	September 30, 2014
	(A)

Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (B)	(0.08)
Net realized and unrealized gain on investments	0.95

Total from investment operations	0.87

Net asset value, end of period	$10.87

Total return (C)(D)	8.70%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s)	$2,081
Ratios to average net assets
Expenses, before waiver and reimbursement	2.20%	(F)
Expenses, net waiver and reimbursement	2.19%	(F)
Net investment loss, before waiver and reimbursement	(0.72%)	(F)
Net investment loss, net waiver and reimbursement	(0.70%)	(F)
Portfolio turnover rate	21%	(E)

(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return and turnover are not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout the period

	For the Period ended September 30, 2014 (A)

Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (B)	0.04
Net realized and unrealized gain on investments	0.92	(F)

Total from investment operations	0.96

Net asset value, end of period	$10.96

Total return (C)	9.60%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,507
Ratios to average net assets
Expenses, before waiver and reimbursement	1.18%	(E)
Expenses, net waiver and reimbursement	1.16%	(E)
Net investment income (loss), before waiver and reimbursement	0.30%	(E)
Net investment income (loss), net waiver and reimbursement	0.31%	(E)
Portfolio turnover rate	21%	(D)

(A)	For the period October 1, 2013 (Commencement of Operations) to September 30, 2014.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	For periods of less than one full year, total return and turnover are not annualized.
(E)	Annualized.
(F)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of September 30, 2014, the Trust consisted of fifteen series. These financial statements include the following thirteen series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), and Treasury Inflation Protected Securities (“TIPS”).

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depository Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 6-18% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 10-20% of its net assets in the Timothy Plan International Fund; approximately 2-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 2-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 2-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 6-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-10% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-10% of its net assets in the Timothy Plan Emerging Markets Fund; and approximately 5-20% of its net assets in the Timothy Plan Growth & Income Fund.

The Timothy Plan Emerging Markets Fund commenced operations on December 3, 2012. The Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in countries that the Fund’s Advisor believes are experiencing rapid or above average growth or industrialization through the purchase of American Depository Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Growth & Income Fund commenced operations on October 1, 2013. The Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its investment objectives by employing a proprietary investment model to select equity securities for the Fund that the Fund’s Advisor believes are undervalued and more likely to appreciate. The Fund’s Advisor focuses on characteristics such as management commitment, value and neglect, and on equity securities that are underrepresented by institutional investors. The Fund’s Advisor also assesses a number of fundamental factors such as earnings, earnings trends, price earnings multiples, return on assets and other financial statement data, as well as other proprietary calculations. The model evaluates over 8,500 companies of all capitalization ranges. For the Fund, the Fund’s Advisor refines the model by using a capitalization screen and evaluates thousands of companies within the appropriate capitalization range. The Fund’s Advisor normally will sell a security when the investment no longer meets the Fund’s Advisor investment criteria.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is FIFO (first-in-first-out). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Israel Common Values Fund, Defensive Strategies Fund and Emerging Markets Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

D.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

E.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

F.	CLASSES

There are three classes of shares currently offered by the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

G.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

H.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2014, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011, or since inception if after 2011, and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

I.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

J.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds. Reclassifications for the fiscal year ended September 30, 2014 are as follows:

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Fund	Paid In Capital	Undistributed Ordinary Income (Loss)	Undistributed Long- Term Gains (Loss)
Aggressive Growth Fund	$-	$479,095	$(479,095)
International Fund	(93,192)	117,353	(24,161)
Large/Mid Cap Growth Fund	-	152,300	(152,300)
Small Cap Value Fund	-	278,303	(278,303)
Large/Mid Cap Value Fund	24,511	185,080	(209,591)
Fixed Income Fund	-	220,543	(220,543)
Israel Common Values Fund	-	25,397	(25,397)
Defensive Strategies Fund	(8,409)	14,427	(6,018)
Emerging Markets Fund	-	16,296	(16,296)
Growth & Income Fund	(17,286)	17,286	-

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2014:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$21,986,557	$-	$-	$21,986,557
Master Limited Partnerships	452,498	-	-	452,498
REITs	89,334	-	-	89,334
Money Market Fund	377,838	-	-	377,838
Total	$22,906,227	$-	$-	$22,906,227

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$55,291,628	$-	$-	$55,291,628
Money Market Fund	2,972,365	-	-	2,972,365
Total	$58,263,993	$-	$-	$58,263,993

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$59,039,471	$-	$-	$59,039,471
Master Limited Partnerships	986,369	-	-	986,369
Money Market Fund	2,017,276	-	-	2,017,276
Total	$62,043,116	$-	$-	$62,043,116

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$71,592,951	$-	$-	$71,592,951
Master Limited Partnerships	1,444,312			1,444,312
REITs	7,196,034	-	-	7,196,034
Money Market Fund	411,973	-	-	411,973
Total	$80,645,270	$-	$-	$80,645,270

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$142,849,027	$-	$-	$142,849,027
Master Limited Partnerships	3,072,420	-	-	3,072,420
REITs	3,383,303	-	-	3,383,303
Money Market Fund	8,000,633	-	-	8,000,633
Total	$157,305,383	$-	$-	$157,305,383

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$30,016,374	$-	$30,016,374
U.S. Government Notes & Bonds	-	20,641,044	-	20,641,044
Government Mortgage-Backed Securities	-	21,739,105	-	21,739,105
Money Market Fund	2,777,823	-	-	2,777,823
Total	$2,777,823	$72,396,523	$-	$75,174,346

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$42,907,891	$-	$42,907,891
Money Market Fund	676,549	-	-	676,549
Total	$676,549	$42,907,891	$-	$43,584,440

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$15,186,602	$-	$-	$15,186,602
REITs	324,910	-	-	324,910
Money Market Fund	676,183	-	-	676,183
Total	$16,187,695	$-	$-	$16,187,695

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$17,848,355	$-	$-	$17,848,355
REITs	20,072,368	-	-	20,072,368
Exchange Traded Funds	5,753,294	-	-	5,753,294
Government Mortgage-Backed Securities	-	1,948,052	-	1,948,052
Corporate Bonds	-	2,281,352	-	2,281,352
Treasury Inflation Protected Securities (TIPS)	-	17,287,648	-	17,287,648
Money Market Fund	3,262,240	-	-	3,262,240
Total	$46,936,257	$21,517,052	$-	$68,453,309

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$45,946,095	$-	$-	$45,946,095
Total	$45,946,095	$-	$-	$45,946,095

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$59,716,969	$-	$-	$59,716,969
Money Market Fund	162,747	-	-	162,747
Total	$59,879,716	$-	$-	$59,879,716

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Emerging Markets Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$10,014,493	$305,336	$-	$10,319,829
Preferred Stock	563,884	-	-	563,884
REITs	479,389	-	-	479,389
Money Market Fund	350,124	-	-	350,124
Total	$11,407,890	$305,336	$-	$11,713,226

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,378,297	$-	$-	$12,378,297
Government Notes & Bonds	-	13,644,075	-	13,644,075
Money Market Fund	1,819,491	-	-	1,819,491
Total	$14,197,788	$13,644,075	$-	$27,841,863

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting year end in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting year end. The Funds did not hold any derivative instruments during the reporting period. During the year ended September 30, 2014, transfers into and out of Level 1 and Level 2 are listed in the table below. The Funds’ policy is to recognize transfers at the end of the reporting period.

The following amounts were transfers in/(out) of Level 1/Level 2 assets:

Emerging Markets Fund
	Common Stock - Desarrolladora Homex SAB de CV	Common Stock - Lifestyle International Holdings Ltd	Total
Transfers into Level 2 from Level 1	$ 24,041	$ 255,702	$ 279,743
Transfers from Level 2 into Level 1	-	-	-
Net Transfers in/(Out) of Level 2	$ 24,041	$ 255,702	$ 279,743

There were no transfers from Level 2 to Level 1. Transfers that were made into Level 2 represent securities being fair valued using observable inputs. A quoted price was not available at the time of valuation; therefore a fair valued price using observable inputs was used. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2014:

	Purchases		Sales
	U.S. Gov’t		U.S. Gov’t
Fund	Obligations	Other	Obligations	Other
Aggressive Growth	$ -	$20,804,342	$ -	$19,911,004
International	-	29,631,565	-	14,715,190
Large/Mid Cap Growth	-	35,755,373	-	34,666,459
Small Cap Value	-	59,524,427	-	56,057,763
Large/Mid Cap Value	-	56,553,173	-	52,180,528
Fixed Income	4,008,008	8,361,680	6,200,654	6,466,279
High Yield Bond	-	28,264,621	-	21,509,267
Israel Common Values	-	6,176,420	-	1,547,271
Defensive Strategies	3,827,018	11,288,254	5,357,923	12,294,564
Strategic Growth	-	11,142,305	-	6,447,005
Conservative Growth	-	17,738,054	-	11,184,686
Emerging Markets	-	6,533,155	-	3,941,902
Growth & Income	14,149,575	14,422,931	664,385	3,002,661

Note 4 | Payments by Affiliates

As a result of a trade error, the Small Cap Value Fund experienced a loss of $17 for the year ended September 30, 2014, which was reimbursed by the Advisor.

Note 5 | Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 28, 2014. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.20% of the average daily net assets of the Timothy Plan Emerging Markets Fund; 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, Timothy Plan Growth & Income, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Emerging Markets Fund to 1.15%; from the International Fund to 0.95%; from the Small Cap Value Fund, the Large/Mid Cap Growth Fund, the Growth & Income Fund, and the Large/Mid Cap Value Fund to 0.80%; from the Aggressive Growth Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; and from the Fixed Income Fund to 0.40% . Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

For the year ended September 30, 2014, TPL waived and reimbursed the Funds as follows:

Year Ended
Fund	September 30, 2014
Aggressive Growth Fund	$ 2,076
International Fund	2,607
Large/Mid Cap Growth Fund	2,794
Small Cap Value Fund	3,669
Large/Mid Cap Value Fund	7,079
Fixed Income Fund	113,094
High Yield Bond Fund	1,964
Defensive Strategies Fund	3,066
Emerging Markets Fund	541
Growth & Income Fund	1,200

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

     Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values, Timothy Plan Emerging Markets, and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

For the year ended September 30, 2014, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees

Year Ended
September 30, 2014
Aggressive Growth	$80,997
International	148,599
Large/Mid Cap Growth	188,952
Small Cap Value	260,766
Large/Mid Cap Value	483,161
Fixed Income	237,959
High Yield Bond	125,006
Israel Common Values	50,013
Defensive Strategies	282,265
Strategic Growth	64,014
Conservative Growth	85,548
Emerging Markets	29,926
Growth & Income	51,410

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the year ended September 30, 2014, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

Fund	(Class A)	(Class C)
Aggressive Growth	$10,513	$389
International	17,889	99
Large/Mid Cap Growth	22,777	1,488
Small Cap Value	32,286	520
Large/Mid Cap Value	57,688	757
Fixed Income	26,220	991
High Yield Bond	16,296	1,135
Israel Common Values	11,812	221
Defensive Strategies	25,654	1,050
Strategic Growth	25,426	709
Conservative Growth	37,496	1,940
Emerging Markets	4,183	6
Growth & Income *	21,952	24

* The Growth & Income Fund commenced operations on October 1, 2013.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Note 6 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2014, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

% of Fund Owned by Other Timothy
Fund - Class A	Plan Funds
Aggressive Growth	27.91%
International	35.51%
Large/Mid Cap Growth	28.40%
Small Cap Value	11.55%
Large/Mid Cap Value	10.69%
Fixed Income	34.98%
High Yield Bond	40.42%
Israel Common Values	46.46%
Defensive Strategies	29.78%
Emerging Markets	60.59%
Growth & Income	60.24%

Note 7 | Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2014 and the fiscal year ended September 30, 2013 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2014
Ordinary Income	$-	$1,012,067	$2,876,614	$3,326,167
Long-term Capital Gains	1,247,804	-	2,470,222	4,215,693
Return of Capital	-	-	-	-

	$1,247,804	$1,012,067	$5,346,836	$7,541,860

Year ended September 30, 2013
Ordinary Income	$-	$340,389	$1,453,446	$88,849
Long-term Capital Gains	-	-	1,289,229	-
Return of Capital	-	-	-	-

	$-	$340,389	$2,742,675	$88,849

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*

Year ended September 30, 2014
Ordinary Income	$575,850	$1,715,115	$1,928,998	$683,503
Long-term Capital Gains	9,110,156	166,274	-	8,066
Return of Capital	-	-	-	-

	$9,686,006	$1,881,389	$1,928,998	$691,569

Year ended September 30, 2013
Ordinary Income	$358,626	$958,092	$1,871,417	$-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$358,626	$958,092	$1,871,417	$-

	Defensive Strategies	Strategic Growth	Conservative Growth	Emerging Markets*

Year ended September 30, 2014
Ordinary Income	$375,871	$35,399	$207,808	$363,300
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$375,871	$35,399	$207,808	$363,300

Year ended September 30, 2013
Ordinary Income	$132,486	$190,631	$306,954	$-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$132,486	$190,631	$306,954	$-

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $186,200 and $109,637 of allowable foreign tax credits from fiscal years ended September 30, 2014 and September 30, 2013, respectively, for the International Fund and $56,302 and $28,397 for the Israel Common Values Fund and Emerging Markets Fund for the fiscal year ended September 30, 2014 which have been passed through to the Funds’ underlying shareholders.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

As of September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap Growth	Small Cap Value

Undistributed Ordinary Income	$197,089	$-	$1,104,440	$4,376,314
Long-Term Capital Gains	2,397,419	-	5,151,902	10,462,415
Capital Loss Carry Forward	-	(13,139,242)	-	-
Post October and Other Losses	-	(351,107)	-	-
Unrealized Appreciation (Depreciation)	2,473,283	6,540,463	8,569,800	5,428,534

	$5,067,791	$(6,949,886)	$14,826,142	$20,267,263

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values

Undistributed Ordinary Income	$1,373,623	$505,149	$63,801	$-
Long-Term Capital Gains	13,456,989	160,551	-	-
Capital Loss Carry Forward	-	-	(776,982)	-
Post October and Other Losses	-	-	-	(170,357)
Unrealized Appreciation (Depreciation)	32,723,280	590,904	212,414	1,562,942

	$47,553,892	$1,256,604	$(500,767)	$1,392,585

	Defensive Strategies	Strategic Growth	Conservative Growth	Emerging Markets

Undistributed Ordinary Income	$394,856	$534,610	$448,836	$135,308
Long-Term Capital Gains	72,087	-	1,521,658	535,959
Capital Loss Carry Forward	-	-	-	-
Post October and Other Losses	-	(5,814,245)	-	-
Unrealized Appreciation (Depreciation)	353,635	4,629,423	2,900,693	(662,019)

	$820,578	$(650,212)	$4,871,187	$9,248

	Growth & Income

Undistributed Ordinary Income	$-
Long-Term Capital Gains	-
Capital Loss Carry Forward	-
Post October and Other Losses	(40,690)
Unrealized Appreciation (Depreciation)	1,195,825

	$1,155,135

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for grantor trusts, partnerships and C Corporation return of capital distributions.

Notes to Financial Statements

September 30, 2014

Timothy Plan Family of Funds

Note 8 | Capital Loss Carryforwards, Post October and Other Losses

At September 30, 2014, the following capital loss carryforwards are available to offset future capital gains.

	Capital Loss Carry Forward		Year	CLCF
Fund	Short-Term	Long-Term	Expiring	Utilized
International Fund	$2,868,555	$-	2016	$2,412,363
	8,833,573	-	2017	-
	592,985	-	2018	-
	844,129	-	2019	-

High Yield Bond Fund	776,982	-	2017	594,758

Strategic Growth Fund	1,855,585	-	2017	1,490,367
	125,171	-	2018
	3,833,489	-	2019

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Growth & Income Fund incurred and elected to defer such late year losses of $22,909.

Late year losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Post October Losses
International Fund	$351,107
Israel Common Values Fund	170,357
Growth & Income Fund	17,781

Note 9 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Timothy Plan, comprising Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund (the “Funds”), as of September 30, 2014, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (cont.)

Strategic Growth Fund, Timothy Plan Conservative Growth Fund, Timothy Plan Emerging Markets Fund and Timothy Plan Growth & Income Fund as of September 30, 2014, the results of their operations for the year or period then ended, the changes in their net assets and the financial highlights for each of the years or periods indicated in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

December 1, 2014

Expense Examples – (Unaudited)

September 30, 2014

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2014, through September 30, 2014.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 986.00	$ 8.31
Hypothetical - Class A **	$1,000.00	$1,016.70	$ 8.44
Actual - Class C *	$1,000.00	$ 981.90	$12.01
Hypothetical - Class C **	$1,000.00	$1,012.95	$12.20
Actual - Class I *	$1,000.00	$ 986.10	$ 7.05
Hypothetical - Class I **	$1,000.00	$1,012.95	$12.20

*

Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Class A, 2.42% for Class C and 1.42% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (1.40)% for Class A,(1.81)% for Class C and (1.39)% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2014

INTERNATIONAL FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 985.60	$ 8.09
Hypothetical - Class A **	$1,000.00	$1,016.92	$ 8.21
Actual - Class C *	$1,000.00	$ 980.80	$11.78
Hypothetical - Class C **	$1,000.00	$1,013.17	$11.97
Actual - Class I *	$1,000.00	$ 985.60	$ 6.83
Hypothetical - Class I **	$1,000.00	$1,012.95	$12.20

*

Expenses are equal to the Fund’s annualized expense ratio of 1.62% for Class A, 2.37% for Class C and 1.37% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (1.44)% for Class A, (1.92)% for Class C, and (1.44)% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$1,028.50	$ 7.76
Hypothetical - Class A **	$1,000.00	$1,017.41	$ 7.72
Actual - Class C *	$1,000.00	$1,024.30	$11.56
Hypothetical - Class C **	$1,000.00	$1,013.65	$11.50
Actual - Class I *	$1,000.00	$1,029.60	$ 6.50
Hypothetical - Class I **	$1,000.00	$1,013.65	$ 6.45

*

Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Class A, 2.28% for Class C and 1.28% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.85% for Class A, 2.43% for Class C, and 2.96% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 961.60	$ 7.43
Hypothetical - Class A **	$1,000.00	$1,017.50	$ 7.64
Actual - Class C *	$1,000.00	$ 958.00	$11.10
Hypothetical - Class C **	$1,000.00	$1,013.74	$11.41
Actual - Class I *	$1,000.00	$ 963.10	$ 6.19
Hypothetical - Class I **	$1,000.00	$1,013.74	$11.41

*

Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A, 2.26% for Class C, and 1.26% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (3.84)% for Class A, (4.20)% for Class C and (3.69)% for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2014

LARGE/MID CAP VALUE FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$1,027.80	$ 7.45
Hypothetical - Class A **	$1,000.00	$1,017.72	$ 7.41
Actual - Class C *	$1,000.00	$1,023.80	$11.24
Hypothetical - Class C **	$1,000.00	$1,013.97	$11.18
Actual - Class I *	$1,000.00	$1,029.40	$ 6.18
Hypothetical - Class I **	$1,000.00	$1,013.97	$11.18

*

Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A, 2.21% for Class C, and 1.21% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.78% for Class A, 2.38% for Class C, and 2.94% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$1,017.10	$5.35
Hypothetical - Class A **	$1,000.00	$1,019.76	$5.36
Actual - Class C *	$1,000.00	$1,013.90	$9.12
Hypothetical - Class C **	$1,000.00	$1,016.01	$9.13
Actual - Class I *	$1,000.00	$1,019.70	$4.08
Hypothetical - Class I **	$1,000.00	$1,021.03	$9.15

*

Expenses are equal to the Fund’s annualized expense ratio of 1.06% for Class A, 1.81% for Class C, and 0.81% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.71% for Class A, 1.39% for Class C, and 1.97% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$1,002.00	$6.04
Hypothetical - Class A **	$1,000.00	$1,019.04	$6.09
Actual - Class C *	$1,000.00	$ 997.20	$9.77
Hypothetical - Class C **	$1,000.00	$1,015.28	$9.86
Actual - Class I *	$1,000.00	$1,003.20	$4.78
Hypothetical - Class I **	$1,000.00	$1,015.28	$9.86

*

Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A, 1.95% for Class C, and 0.95% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.20% for Class A, (0.28)% for Class C, and 0.32% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2014

DEFENSIVE STRATEGIES FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 998.20	$5.97
Hypothetical - Class A **	$1,000.00	$1,019.09	$6.04
Actual - Class C *	$1,000.00	$ 994.60	$9.70
Hypothetical - Class C **	$1,000.00	$1,015.34	$9.80
Actual - Class I *	$1,000.00	$ 999.10	$4.71
Hypothetical - Class I **	$1,000.00	$1,020.35	$4.76

*

Expenses are equal to the Fund’s annualized expense ratio of 1.19% for Class A, 1.94% for Class C and 0.94% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.18)% for Class A, (0.54)% for Class C and (0.09)% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 995.50	$5.00
Hypothetical - Class A **	$1,000.00	$1,020.06	$5.06
Actual - Class C *	$1,000.00	$ 991.50	$8.72
Hypothetical - Class C **	$1,000.00	$1,016.31	$8.83

*

Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A and 1.75% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.45)% for Class A and (0.85)% for Class C for the six-month period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 998.20	$4.95
Hypothetical - Class A **	$1,000.00	$1,020.11	$5.01
Actual - Class C *	$1,000.00	$ 994.20	$8.68
Hypothetical - Class C **	$1,000.00	$1,016.37	$8.77

*

Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A and 1.74% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.18)% for Class A and (0.58)% for Class C for the six-month period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2014

ISRAEL COMMON VALUES FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 920.00	$10.12
Hypothetical - Class A **	$1,000.00	$1,014.53	$10.62
Actual - Class C *	$1,000.00	$ 915.70	$13.64
Hypothetical - Class C **	$1,000.00	$1,010.83	$14.32
Actual - Class I *	$1,000.00	$ 920.60	$ 8.86
Hypothetical - Class I **	$1,000.00	$1,010.83	$14.32

*

Expenses are equal to the Fund’s annualized expense ratio of 2.10% for Class A, 2.84% for Class C and 1.84% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (8.00)% for Class A, (8.43)% for Class C and (7.94)% for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

EMERGING MARKETS FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$1,014.90	$12.26
Hypothetical - Class A **	$1,000.00	$1,012.89	$12.25
Actual - Class C *	$1,000.00	$1,010.00	$16.03
Hypothetical - Class C **	$1,000.00	$1,009.12	$16.02
Actual - Class I *	$1,000.00	$1,015.90	$11.02
Hypothetical - Class I **	$1,000.00	$1,014.13	$11.01

*

Expenses are equal to the Fund’s annualized expense ratio of 2.43% for Class A, 3.18% for Class C and 2.18% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.49% for Class A, 1.00% for Class C and 1.59% for Class I for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND
	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2014 through
	4/1/2014	9/30/2014	9/30/2014
Actual - Class A *	$1,000.00	$ 993.40	$4.75
Hypothetical - Class A **	$1,000.00	$1,004.21	$4.02
Actual - Class C *	$1,000.00	$ 989.60	$6.73
Hypothetical - Class C **	$1,000.00	$1,003.02	$5.20
Actual - Class I ***	$1,000.00	$1,057.20	$3.67
Hypothetical - Class I **	$1,000.00	$1,004.66	$3.57

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for Class I , which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Emerging Markets Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.00%% for Class A, (0.46)% for Class C and 0.09% for Class I, for the period of April 1, 2014, to September 30, 2014.

**	Assumes a 5% return before expenses.

SUPPLEMENTAL INFORMATION – (Unaudited)

September 30, 2014

PROXY VOTING

At a Special Meeting of Shareholders on Friday, December 6, 2013, Trust shareholders of record as of the close of business on September 30, 2013 voted to approve the following proposal:

Proposal 1: Approval of a new investment sub-advisory agreement for the Timothy Plan Defensive Strategies Fund

FOR	AGAINST	ABSTAIN
2,671,593	12,337	36,746

At a Special Meeting of Shareholders on Tuesday, May 27, 2014, Trust shareholders of record as of the close of business on April 11, 2014 voted to approve the following proposal:

Proposal 1: Approval of a new investment sub-advisory agreement for the Timothy Plan Aggressive Growth Fund

FOR	AGAINST	ABSTAIN
1,152,968	31,358	79,424

Proposal 2: Approval of a new investment sub-advisory agreement for the Timothy Plan Large/Mid Cap Growth Fund

FOR	AGAINST	ABSTAIN
3,568,185	3,261	110,186

Officers and Trustees of the Trust

As of September 30, 2014 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center Commons Maitland, FL	Chairman, President and Treasurer	Indefinite; Trustee and President since 1994	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1942

President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2011	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1948

Secretary of State for the State of Ohio. Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1055 Maitland Center Commons Maitland, FL	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership intereset in TPL.

Officers and Trustees of the Trust (Continued)

As of September 30, 2014 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947

Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 35 years.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2010	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1947

Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1946

President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.

			None

Officers and Trustees of the Trust (Continued)

As of September 30, 2014 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1950

President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1934	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL	Trustee	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1960

Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship. Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.

			None

Officers and Trustees of the Trust (Continued)

As of September 30, 2014 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.

			None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Officers and Trustees of the Trust (Continued)

As of September 30, 2011 (Unaudited)

Timothy Plan Family of Funds

OFFICERS WHO ARE NOT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
David D. Jones, Esq. 422 Felming Street, Sute 7 Key West, FL 33040	Chief Compliance Officer	Indefinite: since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
Born: 1957	Managing Member of Drake Compliance, LLC, a compliance consulting firm, Since 2004. B.A. From Univiersity of Texas at Austin in Economics- 1983. Juris Doctorate, with honors, from Saint Mary’s University School of Law in San Antonio, TX- 1994.		None

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your drivers’ license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

BOARD OF TRUSTEES

Arthur D. Ally

Kenneth Blackwell

Joseph E. Boatwright

Rick Copeland

Deborah Honeycutt

Bill Johnson

John C. Mulder

Charles E. Nelson

Scott Preissler

Alan Ross

Mathew D. Staver

Patrice Tsague

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright St., Suite 2

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

David Jones & Assoc., P.C.

422 Fleming St.

Key West, FL 33040

HEADQUARTERS
The Timothy Plan
1055 Maitland Center Commons
Maitland, Florida 32751
For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com	(800) 846-7526
www.timothyplan.com
invest@timothyplan.com

This report is submitted for the general information of the shareholders of the

Funds. It is not authorized for distribution to prospective investors in the

Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

SHAREHOLDER SERVICES
Gemini Fund Services, LLC
17605 Wright St., Suite 2
Omaha, NE 68130
(800) 662-0201

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2014	$166,400
FY 2013	$142,700
FY 2012	$142,700

(b)	Audit-Related Fees

The Timothy Plan		Registrant		Adviser
FY 2014	$0		$0
FY 2013	$0		$0
FY 2012	$0		$0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2014	$0
FY 2013	$0
FY 2012	$0

Nature of the        preparation of the 1120 RIC

fees:

(d)	All Other Fees

Registrant

The Timothy Plan
FY 2014	$0
FY 2013	$0
FY 2012	$0

(e)         (1)         Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

             (2)         Percentages of Services Approved by the Audit Committee

                  Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)            During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2014	$0	$0
FY 2013	$0	$0
FY 2012	$0	$0

(h)            Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date	12/9/14